American General

Life Companies

Variable Annuity Account Five

American General Life Insurance Company

2021

Annual Report

December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Variable Annuity Account Five.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Variable Annuity Account Five indicated in the table below as of December 31, 2021, and the related statements of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of Variable Annuity Account Five as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity-Income Portfolio Service Class 2
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Overseas Portfolio Service Class 2	Goldman Sachs VIT Government Money Market Fund Service Shares (1)
SAST SA AB Growth Portfolio Class 1	SAST SA AB Growth Portfolio Class 2
SAST SA AB Growth Portfolio Class 3	SAST SA American Funds Global Growth Portfolio Class 3
SAST SA American Funds Growth Portfolio Class 3	SAST SA American Funds Growth-Income Portfolio Class 3
SAST SA DFA Ultra Short Bond Portfolio Class 1	SAST SA DFA Ultra Short Bond Portfolio Class 2
SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3
SAST SA VCP Dynamic Strategy Portfolio Class 3	SST Balanced Growth Strategy Class 1
SST Balanced Growth Strategy Class 2	SST Balanced Growth Strategy Class 3
SST Conservative Growth Strategy Class 1	SST Conservative Growth Strategy Class 2
SST Conservative Growth Strategy Class 3	SST Growth Strategy Class 1
SST Growth Strategy Class 2	SST Growth Strategy Class 3
SST Moderate Growth Strategy Class 1	SST Moderate Growth Strategy Class 2
SST Moderate Growth Strategy Class 3	SST SA Allocation Balanced Portfolio Class 3
SST SA Allocation Growth Portfolio Class 3	SST SA Allocation Moderate Growth Portfolio Class 3
SST SA Allocation Moderate Portfolio Class 3	SST SA Columbia Focused Value Portfolio Class 2
SST SA Columbia Focused Value Portfolio Class 3	SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3
SST SA Multi-Managed International Equity Portfolio Class 1	SST SA Multi-Managed International Equity Portfolio Class 2
SST SA Multi-Managed International Equity Portfolio Class 3	SST SA Multi-Managed Large Cap Growth Portfolio Class 1
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	SST SA Multi-Managed Large Cap Growth Portfolio Class 3
SST SA Multi-Managed Large Cap Value Portfolio Class 1	SST SA Multi-Managed Large Cap Value Portfolio Class 2
SST SA Multi-Managed Large Cap Value Portfolio Class 3	SST SA Multi-Managed Mid Cap Growth Portfolio Class 1
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	SST SA Multi-Managed Mid Cap Growth Portfolio Class 3
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	SST SA Multi-Managed Mid Cap Value Portfolio Class 2
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	SST SA Multi-Managed Small Cap Portfolio Class 1
SST SA Multi-Managed Small Cap Portfolio Class 2	SST SA Multi-Managed Small Cap Portfolio Class 3
SST SA Wellington Real Return Portfolio Class 3	T Rowe Price Blue Chip Growth Portfolio II Class
T Rowe Price Equity Income Portfolio II Class

(1)	For the period October 13, 2020 (commencement of operations) to December 31, 2020 and January 1, 2021 to December 31, 2021.

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002

T: (713) 356 4000, F: (713) 356 4717, www.pwc.com/us

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of Variable Annuity Account Five based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Variable Annuity Account Five in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2022

We have served as the auditor of one or more of the sub-accounts of American General Life Insurance Company since at least 1994. We have not been able to determine the specific year we began serving as auditor.

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves

Fidelity VIP Contrafund Portfolio Service Class 2	$5,542,260	$-	$5,542,260	$29,059	$5,513,201	$5,542,260
Fidelity VIP Equity-Income Portfolio Service Class 2	5,516,343	-	5,516,343	37,257	5,479,086	5,516,343
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	13,201,153	-	13,201,153	21,092	13,180,061	13,201,153
Fidelity VIP Mid Cap Portfolio Service Class 2	7,624,400	-	7,624,400	31,437	7,592,963	7,624,400
Fidelity VIP Overseas Portfolio Service Class 2	4,804,731	-	4,804,731	29,702	4,775,029	4,804,731
Goldman Sachs VIT Government Money Market Fund Service Shares	2,041,687	-	2,041,687	-	2,041,687	2,041,687
SST Balanced Growth Strategy Class 1	13,170,335	-	13,170,335	308,955	12,861,380	13,170,335
SST Balanced Growth Strategy Class 2	53,071,489	-	53,071,489	994,961	52,076,528	53,071,489
SST Balanced Growth Strategy Class 3	33,593,208	-	33,593,208	136,974	33,456,234	33,593,208
SST Conservative Growth Strategy Class 1	7,223,618	-	7,223,618	9,188	7,214,430	7,223,618
SST Conservative Growth Strategy Class 2	40,344,992	-	40,344,992	243,515	40,101,477	40,344,992
SST Conservative Growth Strategy Class 3	22,512,046	-	22,512,046	425,454	22,086,592	22,512,046
SST Growth Strategy Class 1	22,731,318	-	22,731,318	517,342	22,213,976	22,731,318
SST Growth Strategy Class 2	40,999,915	-	40,999,915	-	40,999,915	40,999,915
SST Growth Strategy Class 3	38,542,223	-	38,542,223	60,542	38,481,681	38,542,223
SST Moderate Growth Strategy Class 1	18,603,310	-	18,603,310	89,069	18,514,241	18,603,310
SST Moderate Growth Strategy Class 2	82,396,547	-	82,396,547	293,599	82,102,948	82,396,547
SST Moderate Growth Strategy Class 3	61,918,184	-	61,918,184	854,742	61,063,442	61,918,184
SST SA Allocation Balanced Portfolio Class 3	57,343,630	-	57,343,630	147,552	57,196,078	57,343,630
SST SA Allocation Growth Portfolio Class 3	41,041,744	-	41,041,744	30,568	41,011,176	41,041,744
SST SA Allocation Moderate Growth Portfolio Class 3	223,921,916	-	223,921,916	1,789,781	222,132,135	223,921,916
SST SA Allocation Moderate Portfolio Class 3	80,686,616	-	80,686,616	69,636	80,616,980	80,686,616
SST SA Columbia Focused Value Portfolio Class 2	15,114,949	-	15,114,949	81,100	15,033,849	15,114,949
SST SA Columbia Focused Value Portfolio Class 3	9,083,288	-	9,083,288	27,260	9,056,028	9,083,288
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	1,856,531	-	1,856,531	-	1,856,531	1,856,531
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	18,421,782	-	18,421,782	81,239	18,340,543	18,421,782
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	9,675,814	-	9,675,814	82,924	9,592,890	9,675,814
SST SA Multi-Managed International Equity Portfolio Class 1	1,068,055	-	1,068,055	1,706	1,066,349	1,068,055
SST SA Multi-Managed International Equity Portfolio Class 2	18,680,534	-	18,680,534	74,355	18,606,179	18,680,534
SST SA Multi-Managed International Equity Portfolio Class 3	11,612,354	-	11,612,354	23,439	11,588,915	11,612,354
SST SA Multi-Managed Large Cap Growth Portfolio Class 1	6,105,740	-	6,105,740	257,866	5,847,874	6,105,740
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	39,245,916	-	39,245,916	87,113	39,158,803	39,245,916
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	20,121,726	-	20,121,726	416,431	19,705,295	20,121,726
SST SA Multi-Managed Large Cap Value Portfolio Class 1	3,921,291	-	3,921,291	-	3,921,291	3,921,291
SST SA Multi-Managed Large Cap Value Portfolio Class 2	24,060,895	-	24,060,895	422,039	23,638,856	24,060,895
SST SA Multi-Managed Large Cap Value Portfolio Class 3	11,250,260	-	11,250,260	289,182	10,961,078	11,250,260
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	3,641,493	-	3,641,493	480,024	3,161,469	3,641,493
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	27,120,151	-	27,120,151	124,006	26,996,145	27,120,151
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	14,999,543	-	14,999,543	254,928	14,744,615	14,999,543
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	3,063,854	-	3,063,854	328,902	2,734,952	3,063,854
SST SA Multi-Managed Mid Cap Value Portfolio Class 2	22,819,103	-	22,819,103	104,811	22,714,292	22,819,103
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	13,227,860	-	13,227,860	165,714	13,062,146	13,227,860
SST SA Multi-Managed Small Cap Portfolio Class 1	1,588,604	-	1,588,604	7,189	1,581,415	1,588,604
SST SA Multi-Managed Small Cap Portfolio Class 2	16,858,763	-	16,858,763	90,787	16,767,976	16,858,763
SST SA Multi-Managed Small Cap Portfolio Class 3	10,074,911	-	10,074,911	53,281	10,021,630	10,074,911
SST SA Wellington Real Return Portfolio Class 3	5,064,963	-	5,064,963	19,402	5,045,561	5,064,963
SAST SA AB Growth Portfolio Class 1	1,892,436	-	1,892,436	263,803	1,628,633	1,892,436
SAST SA AB Growth Portfolio Class 2	39,761,241	-	39,761,241	222,082	39,539,159	39,761,241
SAST SA AB Growth Portfolio Class 3	24,659,519	-	24,659,519	46,097	24,613,422	24,659,519
SAST SA American Funds Global Growth Portfolio Class 3	7,352,069	-	7,352,069	19,352	7,332,717	7,352,069
SAST SA American Funds Growth Portfolio Class 3	5,370,477	-	5,370,477	10,307	5,360,170	5,370,477
SAST SA American Funds Growth-Income Portfolio Class 3	8,033,153	-	8,033,153	11,099	8,022,054	8,033,153
SAST SA DFA Ultra Short Bond Portfolio Class 1	135,593	-	135,593	-	135,593	135,593
SAST SA DFA Ultra Short Bond Portfolio Class 2	4,060,426	-	4,060,426	175,108	3,885,318	4,060,426
SAST SA DFA Ultra Short Bond Portfolio Class 3	9,095,157	-	9,095,157	300,171	8,794,986	9,095,157
SAST SA VCP Dynamic Allocation Portfolio Class 3	51,360,108	-	51,360,108	-	51,360,108	51,360,108
SAST SA VCP Dynamic Strategy Portfolio Class 3	46,815,286	-	46,815,286	-	46,815,286	46,815,286
T Rowe Price Blue Chip Growth Portfolio II Class	5,553,605	-	5,553,605	27,945	5,525,660	5,553,605
T Rowe Price Equity Income Portfolio II Class	5,819,143	-	5,819,143	17,391	5,801,752	5,819,143

  The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2021

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
Fidelity VIP Contrafund Portfolio Service Class 2	105,547	$52.51	$5,542,260	$3,770,650	1
Fidelity VIP Equity-Income Portfolio Service Class 2	218,296	25.27	5,516,343	4,627,012	1
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	1,017,038	12.98	13,201,153	13,080,116	1
Fidelity VIP Mid Cap Portfolio Service Class 2	193,562	39.39	7,624,400	5,931,662	1
Fidelity VIP Overseas Portfolio Service Class 2	166,024	28.94	4,804,731	3,393,452	1
Goldman Sachs VIT Government Money Market Fund Service Shares	2,041,687	1.00	2,041,687	2,041,687	1
SST Balanced Growth Strategy Class 1	195,900	67.23	13,170,335	4,415,337	1
SST Balanced Growth Strategy Class 2	814,980	65.12	53,071,489	26,842,559	1
SST Balanced Growth Strategy Class 3	525,633	63.91	33,593,208	16,061,360	1
SST Conservative Growth Strategy Class 1	128,056	56.41	7,223,618	3,331,017	1
SST Conservative Growth Strategy Class 2	738,784	54.61	40,344,992	20,527,037	1
SST Conservative Growth Strategy Class 3	420,001	53.60	22,512,046	14,342,458	1
SST Growth Strategy Class 1	255,408	89.00	22,731,318	5,260,410	1
SST Growth Strategy Class 2	475,803	86.17	40,999,915	12,075,926	1
SST Growth Strategy Class 3	456,067	84.51	38,542,223	15,743,952	1
SST Moderate Growth Strategy Class 1	237,924	78.19	18,603,310	4,606,689	1
SST Moderate Growth Strategy Class 2	1,088,462	75.70	82,396,547	25,335,382	1
SST Moderate Growth Strategy Class 3	833,803	74.26	61,918,184	23,710,850	1
SST SA Allocation Balanced Portfolio Class 3	5,180,093	11.07	57,343,630	54,073,273	1
SST SA Allocation Growth Portfolio Class 3	2,370,985	17.31	41,041,744	28,595,205	1
SST SA Allocation Moderate Growth Portfolio Class 3	18,444,968	12.14	223,921,916	200,181,651	1
SST SA Allocation Moderate Portfolio Class 3	6,746,373	11.96	80,686,616	73,471,269	1
SST SA Columbia Focused Value Portfolio Class 2	662,065	22.83	15,114,949	11,890,021	1
SST SA Columbia Focused Value Portfolio Class 3	397,692	22.84	9,083,288	7,259,499	1
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	160,046	11.60	1,856,531	1,900,625	1
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	1,588,085	11.60	18,421,782	18,762,566	1
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	837,733	11.55	9,675,814	9,858,440	1
SST SA Multi-Managed International Equity Portfolio Class 1	106,912	9.99	1,068,055	876,984	1
SST SA Multi-Managed International Equity Portfolio Class 2	1,864,325	10.02	18,680,534	16,448,078	1
SST SA Multi-Managed International Equity Portfolio Class 3	1,162,398	9.99	11,612,354	10,025,454	1
SST SA Multi-Managed Large Cap Growth Portfolio Class 1	367,816	16.60	6,105,740	5,394,470	1
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	2,466,745	15.91	39,245,916	36,135,637	1
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	1,291,510	15.58	20,121,726	18,676,464	1
SST SA Multi-Managed Large Cap Value Portfolio Class 1	227,453	17.24	3,921,291	3,470,249	1
SST SA Multi-Managed Large Cap Value Portfolio Class 2	1,396,454	17.23	24,060,895	21,886,595	1
SST SA Multi-Managed Large Cap Value Portfolio Class 3	652,946	17.23	11,250,260	10,176,991	1
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	184,941	19.69	3,641,493	3,425,782	1
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	1,516,787	17.88	27,120,151	26,928,937	1
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	889,653	16.86	14,999,543	15,354,620	1
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	154,584	19.82	3,063,854	2,588,684	1
SST SA Multi-Managed Mid Cap Value Portfolio Class 2	1,154,813	19.76	22,819,103	18,890,543	1
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	670,784	19.72	13,227,860	10,822,735	1
SST SA Multi-Managed Small Cap Portfolio Class 1	110,090	14.43	1,588,604	1,480,272	1
SST SA Multi-Managed Small Cap Portfolio Class 2	1,214,608	13.88	16,858,763	15,835,157	1
SST SA Multi-Managed Small Cap Portfolio Class 3	744,635	13.53	10,074,911	9,485,265	1
SST SA Wellington Real Return Portfolio Class 3	495,593	10.22	5,064,963	4,829,799	1
SAST SA AB Growth Portfolio Class 1	25,347	74.66	1,892,436	1,202,753	1
SAST SA AB Growth Portfolio Class 2	540,749	73.53	39,761,241	25,156,943	1
SAST SA AB Growth Portfolio Class 3	342,256	72.05	24,659,519	16,278,044	1
SAST SA American Funds Global Growth Portfolio Class 3	519,214	14.16	7,352,069	5,955,194	1
SAST SA American Funds Growth Portfolio Class 3	282,063	19.04	5,370,477	3,540,844	1
SAST SA American Funds Growth-Income Portfolio Class 3	577,094	13.92	8,033,153	6,723,152	1
SAST SA DFA Ultra Short Bond Portfolio Class 1	13,000	10.43	135,593	138,656	1
SAST SA DFA Ultra Short Bond Portfolio Class 2	394,599	10.29	4,060,426	4,117,728	1
SAST SA DFA Ultra Short Bond Portfolio Class 3	892,557	10.19	9,095,157	9,717,036	1
SAST SA VCP Dynamic Allocation Portfolio Class 3	3,665,961	14.01	51,360,108	47,369,376	1
SAST SA VCP Dynamic Strategy Portfolio Class 3	3,237,572	14.46	46,815,286	41,790,645	1
T Rowe Price Blue Chip Growth Portfolio II Class	110,038	50.47	5,553,605	4,023,759	1
T Rowe Price Equity Income Portfolio II Class	194,555	29.91	5,819,143	5,052,864	1

  * Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

  The accompanying Notes to Financial Statements are an integral part of this statement.

4

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Investment Grade Bond Portfolio Service Class 2	Fidelity VIP Mid Cap Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Service Class 2
For the Year Ended December 31, 2021
From operations:
Dividends	$1,422	$90,427	$241,433	$27,029	$15,299
Mortality and expense risk and administrative charges	(80,677)	(86,317)	(209,360)	(123,512)	(74,719)
Net investment income (loss)	(79,255)	4,110	32,073	(96,483)	(59,420)
Net realized gain (loss)	382,670	244,415	210,757	636,706	319,849
Capital gain distribution from mutual funds	661,657	625,910	374,164	1,228,724	359,446
Change in unrealized appreciation (depreciation) of investments	243,861	252,389	(956,053)	(79,566)	166,890
Increase (decrease) in net assets from operations	1,208,933	1,126,824	(339,059)	1,689,381	786,765

From contract transactions:
Payments received from contract owners	212,383	176,189	5,730	167,561	176,143
Payments for contract benefits or terminations	(473,086)	(585,208)	(1,886,937)	(1,368,904)	(553,385)
Transfers between sub-accounts (including fixed account), net	(209,736)	(396,857)	926,327	(740,519)	(237,201)
Contract maintenance charges	(28,128)	(47,244)	(115,763)	(78,271)	(46,961)
Adjustments to net assets allocated to contracts in payout period	(515)	(42,128)	529	3,119	1,604
Increase (decrease) in net assets from contract transactions	(499,082)	(895,248)	(1,070,114)	(2,017,014)	(659,800)

Increase (decrease) in net assets	709,851	231,576	(1,409,173)	(327,633)	126,965
Net assets at beginning of period	4,832,409	5,284,767	14,610,326	7,952,033	4,677,766
Net assets at end of period	$5,542,260	$5,516,343	$13,201,153	$7,624,400	$4,804,731

Beginning units	177,023	286,155	999,272	352,792	359,045
Units issued	13,351	10,473	99,408	11,231	17,824
Units redeemed	(29,041)	(53,466)	(172,658)	(90,658)	(63,800)
Ending units	161,333	243,162	926,022	273,365	313,069

For the Year Ended December 31, 2020
From operations:
Dividends	$3,509	$80,829	$283,492	$28,441	$9,288
Mortality and expense risk and administrative charges	(68,345)	(76,468)	(214,070)	(113,533)	(67,808)
Net investment income (loss)	(64,836)	4,361	69,422	(85,092)	(58,520)
Net realized gain (loss)	208,837	(58,848)	309,372	(193,368)	127,308
Capital gain distribution from mutual funds	23,677	227,046	5,568	-	19,855
Change in unrealized appreciation (depreciation) of investments	1,025,629	121,265	615,080	1,717,273	471,811
Increase (decrease) in net assets from operations	1,193,307	293,824	999,442	1,438,813	560,454

From contract transactions:
Payments received from contract owners	28,417	139	163,356	4,694	9,083
Payments for contract benefits or terminations	(456,226)	(393,635)	(2,988,580)	(635,586)	(389,753)
Transfers between sub-accounts (including fixed account), net	(234,008)	96,016	1,757,797	(515,651)	(298,126)
Contract maintenance charges	(29,234)	(49,543)	(124,566)	(84,149)	(49,148)
Adjustments to net assets allocated to contracts in payout period	800	(4,060)	(108)	(2,384)	(655)
Increase (decrease) in net assets from contract transactions	(690,251)	(351,083)	(1,192,101)	(1,233,076)	(728,599)

Increase (decrease) in net assets	503,056	(57,259)	(192,659)	205,737	(168,145)
Net assets at beginning of period	4,329,353	5,342,026	14,802,985	7,746,296	4,845,911
Net assets at end of period	$4,832,409	$5,284,767	$14,610,326	$7,952,033	$4,677,766

Beginning units	203,195	303,031	1,087,878	398,613	422,628
Units issued	21,699	38,556	253,312	87,680	33,361
Units redeemed	(47,871)	(55,432)	(341,918)	(133,501)	(96,944)
Ending units	177,023	286,155	999,272	352,792	359,045

The accompanying Notes to Financial Statements are an integral part of this statement.

5

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Goldman Sachs VIT Government Money Market Fund Service Shares	SST Balanced Growth Strategy Class 1	SST Balanced Growth Strategy Class 2	SST Balanced Growth Strategy Class 3	SST Conservative Growth Strategy Class 1
For the Year Ended December 31, 2021
From operations:
Dividends	$109	$-	$-	$-	$-
Mortality and expense risk and administrative charges	(27,284)	(198,431)	(912,046)	(509,999)	(111,329)
Net investment income (loss)	(27,175)	(198,431)	(912,046)	(509,999)	(111,329)
Net realized gain (loss)	-	1,778,705	9,734,499	2,418,718	1,281,654
Change in unrealized appreciation (depreciation) of investments	-	(820,251)	(5,897,251)	(272,021)	(797,032)
Increase (decrease) in net assets from operations	(27,175)	760,023	2,925,202	1,636,698	373,293

From contract transactions:
Payments received from contract owners	373,853	26,648	859,205	1,760,676	180
Payments for contract benefits or terminations	(3,810,848)	(2,142,398)	(7,222,140)	(3,146,088)	(858,198)
Transfers between sub-accounts (including fixed account), net	4,735,054	25,038	(3,521,442)	402,162	(812,073)
Contract maintenance charges	(10,665)	(2,851)	(20,851)	(68,932)	(1,850)
Adjustments to net assets allocated to contracts in payout period	-	7,456	(7,564)	8,190	2,091
Increase (decrease) in net assets from contract transactions	1,287,394	(2,086,107)	(9,912,792)	(1,043,992)	(1,669,850)

Increase (decrease) in net assets	1,260,219	(1,326,084)	(6,987,590)	592,706	(1,296,557)
Net assets at beginning of period	781,468	14,496,419	60,059,079	33,000,502	8,520,175
Net assets at end of period	$2,041,687	$13,170,335	$53,071,489	$33,593,208	$7,223,618

Beginning units	78,407	320,819	1,423,484	785,566	223,010
Units issued	582,975	1,795	81,827	57,636	768
Units redeemed	(453,430)	(45,718)	(307,986)	(82,058)	(42,780)
Ending units	207,952	276,896	1,197,325	761,144	180,998

For the Year Ended December 31, 2020
From operations:
Dividends	$15	$-	$-	$-	$-
Mortality and expense risk and administrative charges	(3,514)	(194,197)	(861,747)	(477,916)	(112,848)
Net investment income (loss)	(3,499)	(194,197)	(861,747)	(477,916)	(112,848)
Net realized gain (loss)	-	2,426,042	6,239,914	3,926,745	1,296,898
Change in unrealized appreciation (depreciation) of investments	-	994,303	7,036,316	3,590,039	267,435
Increase (decrease) in net assets from operations	(3,499)	3,226,148	12,414,483	7,038,868	1,451,485

From contract transactions:
Payments received from contract owners	-	7,380	22,034	358,830	5,532
Payments for contract benefits or terminations	(777,734)	(2,491,364)	(5,135,605)	(4,200,555)	(1,647,398)
Transfers between sub-accounts (including fixed account), net	1,563,606	(509,033)	(599,644)	(1,663,489)	333,468
Contract maintenance charges	(905)	(3,475)	(21,631)	(73,334)	(2,579)
Adjustments to net assets allocated to contracts in payout period	-	3,167	236	(2,543)	123
Increase (decrease) in net assets from contract transactions	784,967	(2,993,325)	(5,734,610)	(5,581,091)	(1,310,854)

Increase (decrease) in net assets	781,468	232,823	6,679,873	1,457,777	140,631
Net assets at beginning of period	-	14,263,596	53,379,206	31,542,725	8,379,544
Net assets at end of period	$781,468	$14,496,419	$60,059,079	$33,000,502	$8,520,175

Beginning units	-	397,254	1,587,164	942,290	262,586
Units issued	264,396	8,007	88,115	24,073	15,287
Units redeemed	(185,989)	(84,442)	(251,795)	(180,797)	(54,863)
Ending units	78,407	320,819	1,423,484	785,566	223,010

The accompanying Notes to Financial Statements are an integral part of this statement.

6

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST Conservative Growth Strategy Class 2	SST Conservative Growth Strategy Class 3	SST Growth Strategy Class 1	SST Growth Strategy Class 2	SST Growth Strategy Class 3
For the Year Ended December 31, 2021
From operations:
Mortality and expense risk and administrative charges	$(673,595)	$(350,218)	$(328,577)	$(675,011)	$(670,253)
Net investment income (loss)	(673,595)	(350,218)	(328,577)	(675,011)	(670,253)
Net realized gain (loss)	3,331,488	2,218,448	2,100,845	3,074,337	8,679,209
Change in unrealized appreciation (depreciation) of investments	(932,083)	(882,250)	195,649	950,865	(4,068,387)
Increase (decrease) in net assets from operations	1,725,810	985,980	1,967,917	3,350,191	3,940,569

From contract transactions:
Payments received from contract owners	128,947	965,958	234,008	37,695	253,836
Payments for contract benefits or terminations	(4,393,020)	(3,989,242)	(2,201,025)	(2,281,974)	(11,663,656)
Transfers between sub-accounts (including fixed account), net	(67,742)	615,421	(276,347)	(944,972)	(938,444)
Contract maintenance charges	(9,663)	(57,928)	(5,304)	(10,968)	(148,153)
Adjustments to net assets allocated to contracts in payout period	1,456	17,402	9,843	-	1,851
Increase (decrease) in net assets from contract transactions	(4,340,022)	(2,448,389)	(2,238,825)	(3,200,219)	(12,494,566)

Increase (decrease) in net assets	(2,614,212)	(1,462,409)	(270,908)	149,972	(8,553,997)
Net assets at beginning of period	42,959,204	23,974,455	23,002,226	40,849,943	47,096,220
Net assets at end of period	$40,344,992	$22,512,046	$22,731,318	$40,999,915	$38,542,223

Beginning units	1,206,134	669,065	397,288	756,732	873,456
Units issued	14,910	58,493	4,576	2,737	18,309
Units redeemed	(134,158)	(125,567)	(40,850)	(58,710)	(236,831)
Ending units	1,086,886	601,991	361,014	700,759	654,934

For the Year Ended December 31, 2020
From operations:
Mortality and expense risk and administrative charges	$(641,759)	$(334,691)	$(274,837)	$(561,903)	$(628,842)
Net investment income (loss)	(641,759)	(334,691)	(274,837)	(561,903)	(628,842)
Net realized gain (loss)	4,016,722	1,957,883	1,502,230	3,561,916	4,161,712
Change in unrealized appreciation (depreciation) of investments	3,777,446	2,173,754	4,723,928	7,447,284	8,576,517
Increase (decrease) in net assets from operations	7,152,409	3,796,946	5,951,321	10,447,297	12,109,387

From contract transactions:
Payments received from contract owners	132,779	1,165,803	20,600	120,800	321,231
Payments for contract benefits or terminations	(5,583,377)	(2,946,130)	(1,132,374)	(2,427,566)	(4,556,671)
Transfers between sub-accounts (including fixed account), net	1,671,304	(1,512,929)	(480,532)	(1,647,107)	(1,699,699)
Contract maintenance charges	(11,560)	(64,638)	(6,465)	(12,852)	(179,290)
Adjustments to net assets allocated to contracts in payout period	2,032	(11,201)	(222)	-	(746)
Increase (decrease) in net assets from contract transactions	(3,788,822)	(3,369,095)	(1,598,993)	(3,966,725)	(6,115,175)

Increase (decrease) in net assets	3,363,587	427,851	4,352,328	6,480,572	5,994,212
Net assets at beginning of period	39,595,617	23,546,604	18,649,898	34,369,371	41,102,008
Net assets at end of period	$42,959,204	$23,974,455	$23,002,226	$40,849,943	$47,096,220

Beginning units	1,326,540	783,353	430,601	847,780	1,013,807
Units issued	87,343	66,261	3,470	14,065	18,937
Units redeemed	(207,749)	(180,549)	(36,783)	(105,113)	(159,288)
Ending units	1,206,134	669,065	397,288	756,732	873,456

The accompanying Notes to Financial Statements are an integral part of this statement.

7

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST Moderate Growth Strategy Class 1	SST Moderate Growth Strategy Class 2	SST Moderate Growth Strategy Class 3	SST SA Allocation Balanced Portfolio Class 3	SST SA Allocation Growth Portfolio Class 3
For the Year Ended December 31, 2021
From operations:
Dividends	$-	$-	$-	$523,854	$834,272
Mortality and expense risk and administrative charges	(274,139)	(1,372,933)	(972,563)	(900,239)	(640,050)
Net investment income (loss)	(274,139)	(1,372,933)	(972,563)	(376,385)	194,222
Net realized gain (loss)	2,041,847	7,709,249	6,218,766	(668,541)	2,899,719
Capital gain distribution from mutual funds	-	-	-	1,793,223	3,291,922
Change in unrealized appreciation (depreciation) of investments	(278,446)	(200,994)	(587,407)	2,592,956	(979,998)
Increase (decrease) in net assets from operations	1,489,262	6,135,322	4,658,796	3,341,253	5,405,865

From contract transactions:
Payments received from contract owners	32,019	213,619	468,799	1,665,350	254,277
Payments for contract benefits or terminations	(2,144,563)	(8,097,715)	(7,017,917)	(9,519,100)	(5,618,326)
Transfers between sub-accounts (including fixed account), net	(134,182)	77,417	(248,006)	(12,537)	(676)
Contract maintenance charges	(4,331)	(22,161)	(136,320)	(523,936)	(135,277)
Adjustments to net assets allocated to contracts in payout period	3,817	4,647	31,447	6,003	1,669
Increase (decrease) in net assets from contract transactions	(2,247,240)	(7,824,193)	(6,901,997)	(8,384,220)	(5,498,333)

Increase (decrease) in net assets	(757,978)	(1,688,871)	(2,243,201)	(5,042,967)	(92,468)
Net assets at beginning of period	19,361,288	84,085,418	64,161,385	62,386,597	41,134,212
Net assets at end of period	$18,603,310	$82,396,547	$61,918,184	$57,343,630	$41,041,744

Beginning units	377,156	1,758,783	1,341,391	3,394,123	1,899,241
Units issued	770	25,370	30,698	159,448	25,489
Units redeemed	(41,635)	(179,088)	(166,486)	(606,942)	(260,556)
Ending units	336,291	1,605,065	1,205,603	2,946,629	1,664,174

For the Year Ended December 31, 2020
From operations:
Dividends	$-	$-	$-	$697,168	$-
Mortality and expense risk and administrative charges	(235,189)	(1,192,735)	(847,900)	(924,709)	(582,795)
Net investment income (loss)	(235,189)	(1,192,735)	(847,900)	(227,541)	(582,795)
Net realized gain (loss)	1,606,644	6,442,139	5,532,875	(1,741,175)	1,573,211
Capital gain distribution from mutual funds	-	-	-	2,180,067	-
Change in unrealized appreciation (depreciation) of investments	3,185,463	14,545,637	10,167,672	5,547,651	4,041,458
Increase (decrease) in net assets from operations	4,556,918	19,795,041	14,852,647	5,759,002	5,031,874

From contract transactions:
Payments received from contract owners	-	171,216	455,344	1,157,760	31,011
Payments for contract benefits or terminations	(1,860,283)	(4,938,235)	(6,286,732)	(7,957,103)	(3,084,961)
Transfers between sub-accounts (including fixed account), net	131,862	(2,766,439)	(1,390,851)	(466,018)	(941,534)
Contract maintenance charges	(5,090)	(26,232)	(138,670)	(567,615)	(148,078)
Adjustments to net assets allocated to contracts in payout period	366	(1,220)	(2,372)	(7,876)	759
Increase (decrease) in net assets from contract transactions	(1,733,145)	(7,560,910)	(7,363,281)	(7,840,852)	(4,142,803)

Increase (decrease) in net assets	2,823,773	12,234,131	7,489,366	(2,081,850)	889,071
Net assets at beginning of period	16,537,515	71,851,287	56,672,019	64,468,447	40,245,141
Net assets at end of period	$19,361,288	$84,085,418	$64,161,385	$62,386,597	$41,134,212

Beginning units	418,757	1,946,786	1,532,948	3,865,674	2,124,881
Units issued	6,297	26,160	60,743	170,994	9,999
Units redeemed	(47,898)	(214,163)	(252,300)	(642,545)	(235,639)
Ending units	377,156	1,758,783	1,341,391	3,394,123	1,899,241

The accompanying Notes to Financial Statements are an integral part of this statement.

8

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Allocation Moderate Growth Portfolio Class 3	SST SA Allocation Moderate Portfolio Class 3	SST SA Columbia Focused Value Portfolio Class 2	SST SA Columbia Focused Value Portfolio Class 3	SST SA Multi- Managed Diversified Fixed Income Portfolio Class 1
For the Year Ended December 31, 2021
From operations:
Dividends	$3,813,458	$1,502,650	$558,856	$335,441	$81,225
Mortality and expense risk and administrative charges	(3,505,002)	(1,285,539)	(232,102)	(142,671)	(26,683)
Net investment income (loss)	308,456	217,111	326,754	192,770	54,542
Net realized gain (loss)	3,963,170	1,078,967	1,161,144	781,133	7,037
Capital gain distribution from mutual funds	20,769,946	7,203,031	1,580,220	1,002,185	82,930
Change in unrealized appreciation (depreciation) of investments	(1,732,603)	(1,487,226)	(8,860)	(18,035)	(201,971)
Increase (decrease) in net assets from operations	23,308,969	7,011,883	3,059,258	1,958,053	(57,462)

From contract transactions:
Payments received from contract owners	423,267	163,424	5,895	165,842	-
Payments for contract benefits or terminations	(25,080,959)	(9,960,881)	(1,365,813)	(1,502,344)	(98,943)
Transfers between sub-accounts (including fixed account), net	2,011,680	(41,757)	(78,587)	(255,195)	86,995
Contract maintenance charges	(2,145,034)	(745,874)	(7,047)	(19,710)	(577)
Adjustments to net assets allocated to contracts in payout period	91,778	2,596	425	1,190	-
Increase (decrease) in net assets from contract transactions	(24,699,268)	(10,582,492)	(1,445,127)	(1,610,217)	(12,525)

Increase (decrease) in net assets	(1,390,299)	(3,570,609)	1,614,131	347,836	(69,987)
Net assets at beginning of period	225,312,215	84,257,225	13,500,818	8,735,452	1,926,518
Net assets at end of period	$223,921,916	$80,686,616	$15,114,949	$9,083,288	$1,856,531

Beginning units	11,301,685	4,332,444	378,859	247,112	105,276
Units issued	294,821	62,711	19,776	13,102	5,043
Units redeemed	(1,449,720)	(581,449)	(55,043)	(52,778)	(5,831)
Ending units	10,146,786	3,813,706	343,592	207,436	104,488

For the Year Ended December 31, 2020
From operations:
Mortality and expense risk and administrative charges	$(3,246,665)	$(1,252,492)	$(188,119)	$(117,699)	$(26,314)
Net investment income (loss)	(3,246,665)	(1,252,492)	(188,119)	(117,699)	(26,314)
Net realized gain (loss)	335,224	(707,075)	585,831	292,838	4,962
Change in unrealized appreciation (depreciation) of investments	28,446,576	10,332,549	87,789	270,804	136,712
Increase (decrease) in net assets from operations	25,535,135	8,372,982	485,501	445,943	115,360

From contract transactions:
Payments received from contract owners	17,603	12,899	8,342	80,926	-
Payments for contract benefits or terminations	(20,188,288)	(8,019,964)	(1,040,682)	(885,677)	(34,092)
Transfers between sub-accounts (including fixed account), net	(3,088,917)	(3,889,652)	(239,568)	194,458	14,709
Contract maintenance charges	(2,230,051)	(798,956)	(7,154)	(19,795)	(640)
Adjustments to net assets allocated to contracts in payout period	(52,529)	(696)	490	(181)	-
Increase (decrease) in net assets from contract transactions	(25,542,182)	(12,696,369)	(1,278,572)	(630,269)	(20,023)

Increase (decrease) in net assets	(7,047)	(4,323,387)	(793,071)	(184,326)	95,337
Net assets at beginning of period	225,319,262	88,580,612	14,293,889	8,919,778	1,831,181
Net assets at end of period	$225,312,215	$84,257,225	$13,500,818	$8,735,452	$1,926,518

Beginning units	12,771,477	5,102,218	424,548	266,799	106,455
Units issued	272,596	56,485	26,250	19,562	1,076
Units redeemed	(1,742,388)	(826,259)	(71,939)	(39,249)	(2,255)
Ending units	11,301,685	4,332,444	378,859	247,112	105,276

The accompanying Notes to Financial Statements are an integral part of this statement.

9

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Multi- Managed Diversified Fixed Income Portfolio Class 2	SST SA Multi- Managed Diversified Fixed Income Portfolio Class 3	SST SA Multi- Managed International Equity Portfolio Class 1	SST SA Multi- Managed International Equity Portfolio Class 2	SST SA Multi- Managed International Equity Portfolio Class 3
For the Year Ended December 31, 2021
From operations:
Dividends	$786,882	$399,600	$35,331	$510,213	$302,994
Mortality and expense risk and administrative charges	(316,441)	(157,256)	(15,571)	(310,343)	(187,886)
Net investment income (loss)	470,441	242,344	19,760	199,870	115,108
Net realized gain (loss)	135,056	100,934	105,157	767,526	492,723
Capital gain distribution from mutual funds	854,716	458,414	68,343	1,142,497	719,318
Change in unrealized appreciation (depreciation) of investments	(2,127,232)	(1,146,871)	(87,522)	(418,692)	(251,096)
Increase (decrease) in net assets from operations	(667,019)	(345,179)	105,738	1,691,201	1,076,053

From contract transactions:
Payments received from contract owners	89,671	175,535	-	36,759	23,915
Payments for contract benefits or terminations	(2,588,322)	(1,769,975)	(162,483)	(2,028,905)	(1,671,738)
Transfers between sub-accounts (including fixed account), net	741,769	309,923	(119,077)	637,197	151,793
Contract maintenance charges	(14,093)	(29,849)	(231)	(20,838)	(40,937)
Adjustments to net assets allocated to contracts in payout period	2,128	2,027	339	2,025	2,184
Increase (decrease) in net assets from contract transactions	(1,768,847)	(1,312,339)	(281,452)	(1,373,762)	(1,534,783)

Increase (decrease) in net assets	(2,435,866)	(1,657,518)	(175,714)	317,439	(458,730)
Net assets at beginning of period	20,857,648	11,333,332	1,243,769	18,363,095	12,071,084
Net assets at end of period	$18,421,782	$9,675,814	$1,068,055	$18,680,534	$11,612,354

Beginning units	1,232,636	672,825	85,603	1,355,544	894,719
Units issued	123,426	64,091	310	119,214	31,448
Units redeemed	(231,596)	(142,004)	(18,951)	(212,437)	(138,820)
Ending units	1,124,466	594,912	66,962	1,262,321	787,347

For the Year Ended December 31, 2020
From operations:
Mortality and expense risk and administrative charges	$(325,329)	$(171,777)	$(15,162)	$(260,347)	$(166,173)
Net investment income (loss)	(325,329)	(171,777)	(15,162)	(260,347)	(166,173)
Net realized gain (loss)	140,909	123,714	17,659	257,149	141,369
Change in unrealized appreciation (depreciation) of investments	1,328,162	704,324	110,175	1,377,484	1,032,523
Increase (decrease) in net assets from operations	1,143,742	656,261	112,672	1,374,286	1,007,719

From contract transactions:
Payments received from contract owners	39,866	131,648	-	11,806	39,788
Payments for contract benefits or terminations	(1,683,939)	(1,422,249)	(25,424)	(1,121,250)	(1,267,578)
Transfers between sub-accounts (including fixed account), net	1,742,296	771,749	(25,381)	(433,373)	(35,929)
Contract maintenance charges	(17,079)	(34,783)	(261)	(21,877)	(42,601)
Adjustments to net assets allocated to contracts in payout period	(600)	(103)	(1)	1,428	(1,404)
Increase (decrease) in net assets from contract transactions	80,544	(553,738)	(51,067)	(1,563,266)	(1,307,724)

Increase (decrease) in net assets	1,224,286	102,523	61,605	(188,980)	(300,005)
Net assets at beginning of period	19,633,362	11,230,809	1,182,164	18,552,075	12,371,089
Net assets at end of period	$20,857,648	$11,333,332	$1,243,769	$18,363,095	$12,071,084

Beginning units	1,228,843	704,960	89,560	1,502,705	1,003,912
Units issued	128,747	91,027	653	60,801	57,834
Units redeemed	(124,954)	(123,162)	(4,610)	(207,962)	(167,027)
Ending units	1,232,636	672,825	85,603	1,355,544	894,719

The accompanying Notes to Financial Statements are an integral part of this statement.

10

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Multi- Managed Large Cap Growth Portfolio Class 1	SST SA Multi- Managed Large Cap Growth Portfolio Class 2	SST SA Multi- Managed Large Cap Growth Portfolio Class 3	SST SA Multi- Managed Large Cap Value Portfolio Class 1	SST SA Multi- Managed Large Cap Value Portfolio Class 2
For the Year Ended December 31, 2021
From operations:
Dividends	$11,112	$30,184	$-	$124,272	$726,136
Mortality and expense risk and administrative charges	(84,685)	(653,232)	(308,264)	(53,206)	(392,560)
Net investment income (loss)	(73,573)	(623,048)	(308,264)	71,066	333,576
Net realized gain (loss)	248,556	2,543,006	1,220,532	147,360	1,145,225
Capital gain distribution from mutual funds	2,147,997	14,703,440	7,235,060	398,609	2,544,573
Change in unrealized appreciation (depreciation) of investments	(1,492,370)	(11,199,133)	(5,421,939)	142,652	728,384
Increase (decrease) in net assets from operations	830,610	5,424,265	2,725,389	759,687	4,751,758

From contract transactions:
Payments received from contract owners	1,000	41,463	957,874	-	31,098
Payments for contract benefits or terminations	(672,088)	(4,982,682)	(2,964,176)	(377,235)	(3,152,634)
Transfers between sub-accounts (including fixed account), net	26,469	(1,752,763)	(323,514)	(6,555)	(663,637)
Contract maintenance charges	(808)	(22,382)	(27,626)	(529)	(17,565)
Adjustments to net assets allocated to contracts in payout period	(262)	4,597	15,516	-	4,274
Increase (decrease) in net assets from contract transactions	(645,689)	(6,711,767)	(2,341,926)	(384,319)	(3,798,464)

Increase (decrease) in net assets	184,921	(1,287,502)	383,463	375,368	953,294
Net assets at beginning of period	5,920,819	40,533,418	19,738,263	3,545,923	23,107,601
Net assets at end of period	$6,105,740	$39,245,916	$20,121,726	$3,921,291	$24,060,895

Beginning units	147,529	1,085,444	530,738	115,136	809,710
Units issued	2,826	19,887	30,437	782	31,702
Units redeemed	(17,943)	(187,083)	(89,718)	(11,961)	(149,702)
Ending units	132,412	918,248	471,457	103,957	691,710

For the Year Ended December 31, 2020
From operations:
Mortality and expense risk and administrative charges	$(67,707)	$(553,739)	$(260,108)	$(45,172)	$(337,869)
Net investment income (loss)	(67,707)	(553,739)	(260,108)	(45,172)	(337,869)
Net realized gain (loss)	124,857	1,027,158	670,979	46,257	642,171
Change in unrealized appreciation (depreciation) of investments	1,865,012	12,793,596	6,143,517	(28,409)	(656,581)
Increase (decrease) in net assets from operations	1,922,162	13,267,015	6,554,388	(27,324)	(352,279)

From contract transactions:
Payments received from contract owners	211,449	82,036	66,018	-	322,942
Payments for contract benefits or terminations	(491,236)	(2,690,757)	(1,783,524)	(111,972)	(1,874,646)
Transfers between sub-accounts (including fixed account), net	(38,711)	(2,120,349)	(1,040,143)	(47,784)	203,409
Contract maintenance charges	(932)	(25,813)	(28,928)	(590)	(19,620)
Adjustments to net assets allocated to contracts in payout period	3,271	3,432	(741)	-	(8,542)
Increase (decrease) in net assets from contract transactions	(316,159)	(4,751,451)	(2,787,318)	(160,346)	(1,376,457)

Increase (decrease) in net assets	1,606,003	8,515,564	3,767,070	(187,670)	(1,728,736)
Net assets at beginning of period	4,314,816	32,017,854	15,971,193	3,733,593	24,836,337
Net assets at end of period	$5,920,819	$40,533,418	$19,738,263	$3,545,923	$23,107,601

Beginning units	157,857	1,253,575	627,058	121,297	868,176
Units issued	6,258	51,284	17,252	411	86,106
Units redeemed	(16,586)	(219,415)	(113,572)	(6,572)	(144,572)
Ending units	147,529	1,085,444	530,738	115,136	809,710

The accompanying Notes to Financial Statements are an integral part of this statement.

11

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Multi- Managed Large Cap Value Portfolio Class 3	SST SA Multi- Managed Mid Cap Growth Portfolio Class 1	SST SA Multi- Managed Mid Cap Growth Portfolio Class 2	SST SA Multi- Managed Mid Cap Growth Portfolio Class 3	SST SA Multi- Managed Mid Cap Value Portfolio Class 1
For the Year Ended December 31, 2021
From operations:
Dividends	$315,981	$-	$-	$-	$57,336
Mortality and expense risk and administrative charges	(175,783)	(52,064)	(448,098)	(238,137)	(41,129)
Net investment income (loss)	140,198	(52,064)	(448,098)	(238,137)	16,207
Net realized gain (loss)	420,813	195,558	1,690,213	813,164	117,070
Capital gain distribution from mutual funds	1,193,306	1,404,628	11,148,376	6,419,274	221,796
Change in unrealized appreciation (depreciation) of investments	463,354	(1,264,796)	(10,338,521)	(5,857,416)	298,240
Increase (decrease) in net assets from operations	2,217,671	283,326	2,051,970	1,136,885	653,313

From contract transactions:
Payments received from contract owners	383,703	-	25,992	304,935	-
Payments for contract benefits or terminations	(1,869,873)	(343,704)	(2,661,937)	(2,181,609)	(211,527)
Transfers between sub-accounts (including fixed account), net	(320,968)	7,635	(153,217)	206,493	(7,962)
Contract maintenance charges	(16,576)	(461)	(9,848)	(18,108)	(427)
Adjustments to net assets allocated to contracts in payout period	9,150	(11,079)	2,290	19,866	3,563
Increase (decrease) in net assets from contract transactions	(1,814,564)	(347,609)	(2,796,720)	(1,668,423)	(216,353)

Increase (decrease) in net assets	403,107	(64,283)	(744,750)	(531,538)	436,960
Net assets at beginning of period	10,847,153	3,705,776	27,864,901	15,531,081	2,626,894
Net assets at end of period	$11,250,260	$3,641,493	$27,120,151	$14,999,543	$3,063,854

Beginning units	381,632	50,828	410,821	228,856	51,376
Units issued	16,176	538	13,336	10,799	61
Units redeemed	(73,228)	(5,094)	(52,390)	(34,310)	(3,726)
Ending units	324,580	46,272	371,767	205,345	47,711

For the Year Ended December 31, 2020
From operations:
Mortality and expense risk and administrative charges	$(157,419)	$(42,941)	$(375,460)	$(203,084)	$(32,216)
Net investment income (loss)	(157,419)	(42,941)	(375,460)	(203,084)	(32,216)
Net realized gain (loss)	36,245	232,672	2,077,395	890,489	45,483
Change in unrealized appreciation (depreciation) of investments	11,859	943,300	6,682,956	4,151,007	77,071
Increase (decrease) in net assets from operations	(109,315)	1,133,031	8,384,891	4,838,412	90,338

From contract transactions:
Payments received from contract owners	58,766	402,243	24,400	81,853	255,670
Payments for contract benefits or terminations	(1,954,191)	(735,305)	(2,318,373)	(1,845,710)	(355,496)
Transfers between sub-accounts (including fixed account), net	425,195	(64,187)	(1,038,789)	(965,296)	(37,344)
Contract maintenance charges	(17,825)	(606)	(11,551)	(18,935)	(527)
Adjustments to net assets allocated to contracts in payout period	(224)	7,303	2,446	(7,524)	1,168
Increase (decrease) in net assets from contract transactions	(1,488,279)	(390,552)	(3,341,867)	(2,755,612)	(136,529)

Increase (decrease) in net assets	(1,597,594)	742,479	5,043,024	2,082,800	(46,191)
Net assets at beginning of period	12,444,747	2,963,297	22,821,877	13,448,281	2,673,085
Net assets at end of period	$10,847,153	$3,705,776	$27,864,901	$15,531,081	$2,626,894

Beginning units	434,388	57,524	474,141	278,587	54,515
Units issued	32,266	6,730	13,214	5,677	6,272
Units redeemed	(85,022)	(13,426)	(76,534)	(55,408)	(9,411)
Ending units	381,632	50,828	410,821	228,856	51,376

The accompanying Notes to Financial Statements are an integral part of this statement.

12

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Multi- Managed Mid Cap Value Portfolio Class 2	SST SA Multi- Managed Mid Cap Value Portfolio Class 3	SST SA Multi- Managed Small Cap Portfolio Class 1	SST SA Multi- Managed Small Cap Portfolio Class 2	SST SA Multi- Managed Small Cap Portfolio Class 3
For the Year Ended December 31, 2021
From operations:
Dividends	$395,668	$205,309	$6,832	$32,376	$2,136
Mortality and expense risk and administrative charges	(373,190)	(206,008)	(22,597)	(278,775)	(159,687)
Net investment income (loss)	22,478	(699)	(15,765)	(246,399)	(157,551)
Net realized gain (loss)	231,123	234,750	109,084	1,124,642	295,692
Capital gain distribution from mutual funds	1,753,272	1,018,091	357,688	3,962,585	2,418,093
Change in unrealized appreciation (depreciation) of investments	3,111,903	1,743,072	(135,107)	(1,530,845)	(570,908)
Increase (decrease) in net assets from operations	5,118,776	2,995,214	315,900	3,309,983	1,985,326

From contract transactions:
Payments received from contract owners	34,931	233,904	-	27,371	35,695
Payments for contract benefits or terminations	(2,669,984)	(1,927,812)	(215,301)	(2,065,853)	(1,300,485)
Transfers between sub-accounts (including fixed account), net	(1,184,681)	(633,705)	(7,928)	(495,883)	(201,386)
Contract maintenance charges	(12,461)	(22,744)	(212)	(13,492)	(14,625)
Adjustments to net assets allocated to contracts in payout period	2,652	6,992	1,168	2,307	8,393
Increase (decrease) in net assets from contract transactions	(3,829,543)	(2,343,365)	(222,273)	(2,545,550)	(1,472,408)

Increase (decrease) in net assets	1,289,233	651,849	93,627	764,433	512,918
Net assets at beginning of period	21,529,870	12,576,011	1,494,977	16,094,330	9,561,993
Net assets at end of period	$22,819,103	$13,227,860	$1,588,604	$16,858,763	$10,074,911

Beginning units	458,619	269,876	56,778	654,588	389,916
Units issued	13,743	6,813	45	35,641	13,931
Units redeemed	(84,698)	(50,235)	(7,369)	(125,867)	(65,856)
Ending units	387,664	226,454	49,454	564,362	337,991

For the Year Ended December 31, 2020
From operations:
Mortality and expense risk and administrative charges	$(304,070)	$(169,183)	$(17,392)	$(213,103)	$(124,015)
Net investment income (loss)	(304,070)	(169,183)	(17,392)	(213,103)	(124,015)
Net realized gain (loss)	(108,732)	(466,987)	43,007	370,989	70,029
Change in unrealized appreciation (depreciation) of investments	971,879	1,021,034	107,950	1,288,721	960,064
Increase (decrease) in net assets from operations	559,077	384,864	133,565	1,446,607	906,078

From contract transactions:
Payments received from contract owners	12,206	5,921	-	21,012	24,936
Payments for contract benefits or terminations	(1,427,285)	(1,171,911)	(76,839)	(1,127,006)	(782,688)
Transfers between sub-accounts (including fixed account), net	(89,106)	170,091	(22,302)	155,833	(99,354)
Contract maintenance charges	(14,751)	(23,881)	(227)	(14,484)	(13,940)
Adjustments to net assets allocated to contracts in payout period	1,616	(463)	(114)	2,262	(7,547)
Increase (decrease) in net assets from contract transactions	(1,517,320)	(1,020,243)	(99,482)	(962,383)	(878,593)

Increase (decrease) in net assets	(958,243)	(635,379)	34,083	484,224	27,485
Net assets at beginning of period	22,488,113	13,211,390	1,460,894	15,610,106	9,534,508
Net assets at end of period	$21,529,870	$12,576,011	$1,494,977	$16,094,330	$9,561,993

Beginning units	497,216	294,060	61,404	699,918	428,213
Units issued	25,184	20,899	917	46,618	34,897
Units redeemed	(63,781)	(45,083)	(5,543)	(91,948)	(73,194)
Ending units	458,619	269,876	56,778	654,588	389,916

The accompanying Notes to Financial Statements are an integral part of this statement.

13

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Wellington Real Return Portfolio Class 3	SAST SA AB Growth Portfolio Class 1	SAST SA AB Growth Portfolio Class 2	SAST SA AB Growth Portfolio Class 3	SAST SA American Funds Global Growth Portfolio Class 3
For the Year Ended December 31, 2021
From operations:
Dividends	$150,054	$-	$-	$-	$4,457
Mortality and expense risk and administrative charges	(84,975)	(24,337)	(589,242)	(350,959)	(111,553)
Net investment income (loss)	65,079	(24,337)	(589,242)	(350,959)	(107,096)
Net realized gain (loss)	64,685	71,097	2,140,047	1,871,258	209,982
Capital gain distribution from mutual funds	164,360	136,667	2,935,550	1,853,397	578,593
Change in unrealized appreciation (depreciation) of investments	(160,662)	234,730	4,340,069	2,100,527	308,146
Increase (decrease) in net assets from operations	133,462	418,157	8,826,424	5,474,223	989,625

From contract transactions:
Payments received from contract owners	767	1,360	102,854	966,282	85,576
Payments for contract benefits or terminations	(1,313,298)	(148,946)	(4,177,370)	(3,127,511)	(694,061)
Transfers between sub-accounts (including fixed account), net	405,634	51,380	(623,076)	(826,234)	(162,942)
Contract maintenance charges	(22,920)	(104)	(10,942)	(38,414)	(44,296)
Adjustments to net assets allocated to contracts in payout period	98	2,895	1,526	3,115	1,454
Increase (decrease) in net assets from contract transactions	(929,719)	(93,415)	(4,707,008)	(3,022,762)	(814,269)

Increase (decrease) in net assets	(796,257)	324,742	4,119,416	2,451,461	175,356
Net assets at beginning of period	5,861,220	1,567,694	35,641,825	22,208,058	7,176,713
Net assets at end of period	$5,064,963	$1,892,436	$39,761,241	$24,659,519	$7,352,069

Beginning units	484,126	98,580	2,257,611	1,407,647	226,180
Units issued	47,622	3,508	19,716	80,995	4,843
Units redeemed	(123,208)	(8,394)	(287,681)	(254,205)	(28,583)
Ending units	408,540	93,694	1,989,646	1,234,437	202,440

For the Year Ended December 31, 2020
From operations:
Dividends	$-	$-	$-	$-	$3,619
Mortality and expense risk and administrative charges	(88,028)	(18,794)	(502,538)	(299,538)	(98,403)
Net investment income (loss)	(88,028)	(18,794)	(502,538)	(299,538)	(94,784)
Net realized gain (loss)	(1,643)	27,508	1,270,220	763,234	(189,114)
Capital gain distribution from mutual funds	-	130,277	3,017,937	1,901,187	497,694
Change in unrealized appreciation (depreciation) of investments	372,017	263,865	5,571,331	3,403,138	1,386,898
Increase (decrease) in net assets from operations	282,346	402,856	9,356,950	5,768,021	1,600,694

From contract transactions:
Payments received from contract owners	94,048	205,878	38,132	215,466	14,321
Payments for contract benefits or terminations	(648,809)	(253,338)	(2,954,163)	(1,831,372)	(576,315)
Transfers between sub-accounts (including fixed account), net	472,473	(28,576)	(1,355,309)	(1,055,725)	(692,254)
Contract maintenance charges	(27,225)	(121)	(12,808)	(40,932)	(47,210)
Adjustments to net assets allocated to contracts in payout period	(239)	2,003	895	(1,524)	(170)
Increase (decrease) in net assets from contract transactions	(109,752)	(74,154)	(4,283,253)	(2,714,087)	(1,301,628)

Increase (decrease) in net assets	172,594	328,702	5,073,697	3,053,934	299,066
Net assets at beginning of period	5,688,626	1,238,992	30,568,128	19,154,124	6,877,647
Net assets at end of period	$5,861,220	$1,567,694	$35,641,825	$22,208,058	$7,176,713

Beginning units	494,387	104,192	2,581,419	1,617,847	277,937
Units issued	73,605	15,707	63,864	37,326	13,008
Units redeemed	(83,866)	(21,319)	(387,672)	(247,526)	(64,765)
Ending units	484,126	98,580	2,257,611	1,407,647	226,180

The accompanying Notes to Financial Statements are an integral part of this statement.

14

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA American Funds Growth Portfolio Class 3	SAST SA American Funds Growth- Income Portfolio Class 3	SAST SA DFA Ultra Short Bond Portfolio Class 1	SAST SA DFA Ultra Short Bond Portfolio Class 2	SAST SA DFA Ultra Short Bond Portfolio Class 3
For the Year Ended December 31, 2021
From operations:
Dividends	$1,169	$73,545	$70	$-	$-
Mortality and expense risk and administrative charges	(80,594)	(110,700)	(1,974)	(71,455)	(161,388)
Net investment income (loss)	(79,425)	(37,155)	(1,904)	(71,455)	(161,388)
Net realized gain (loss)	436,453	69,933	(187)	(53,878)	(125,572)
Capital gain distribution from mutual funds	196,749	254,550	-	-	-
Change in unrealized appreciation (depreciation) of investments	424,759	1,177,550	(607)	24,124	42,586
Increase (decrease) in net assets from operations	978,536	1,464,878	(2,698)	(101,209)	(244,374)

From contract transactions:
Payments received from contract owners	480,045	1,104,143	-	192,780	480,118
Payments for contract benefits or terminations	(993,838)	(614,283)	(7,743)	(2,421,596)	(1,756,390)
Transfers between sub-accounts (including fixed account), net	(281,636)	(348,085)	400	800,213	(3,098,753)
Contract maintenance charges	(23,869)	(32,711)	(255)	(6,710)	(111,614)
Adjustments to net assets allocated to contracts in payout period	588	590	-	83	2,531
Increase (decrease) in net assets from contract transactions	(818,710)	109,654	(7,598)	(1,435,230)	(4,484,108)

Increase (decrease) in net assets	159,826	1,574,532	(10,296)	(1,536,439)	(4,728,482)
Net assets at beginning of period	5,210,651	6,458,621	145,889	5,596,865	13,823,639
Net assets at end of period	$5,370,477	$8,033,153	$135,593	$4,060,426	$9,095,157

Beginning units	128,323	244,621	15,142	592,509	1,466,883
Units issued	14,153	37,246	227	255,834	182,447
Units redeemed	(32,850)	(34,134)	(1,023)	(409,154)	(664,250)
Ending units	109,626	247,733	14,346	439,189	985,080

For the Year Ended December 31, 2020
From operations:
Dividends	$34,328	$96,692	$2,364	$84,738	$205,152
Mortality and expense risk and administrative charges	(66,724)	(87,889)	(6,465)	(84,147)	(214,350)
Net investment income (loss)	(32,396)	8,803	(4,101)	591	(9,198)
Net realized gain (loss)	98,634	(217,004)	4,833	7,425	5,245
Capital gain distribution from mutual funds	462,639	682,144	-	-	-
Change in unrealized appreciation (depreciation) of investments	1,268,498	145,168	(4,854)	(89,995)	(195,675)
Increase (decrease) in net assets from operations	1,797,375	619,111	(4,122)	(81,979)	(199,628)

From contract transactions:
Payments received from contract owners	62,746	291,785	-	234,184	1,175,339
Payments for contract benefits or terminations	(316,528)	(718,210)	(610,246)	(2,327,840)	(4,619,038)
Transfers between sub-accounts (including fixed account), net	(555,202)	(176,085)	291,716	3,353,100	6,797,376
Contract maintenance charges	(25,557)	(33,847)	(268)	(8,511)	(166,917)
Adjustments to net assets allocated to contracts in payout period	(313)	(266)	-	41	1,773
Increase (decrease) in net assets from contract transactions	(834,854)	(636,623)	(318,798)	1,250,974	3,188,533

Increase (decrease) in net assets	962,521	(17,512)	(322,920)	1,168,995	2,988,905
Net assets at beginning of period	4,248,130	6,476,133	468,809	4,427,870	10,834,734
Net assets at end of period	$5,210,651	$6,458,621	$145,889	$5,596,865	$13,823,639

Beginning units	156,600	273,534	48,081	461,170	1,131,597
Units issued	13,208	31,451	49,950	413,019	1,035,927
Units redeemed	(41,485)	(60,364)	(82,889)	(281,680)	(700,641)
Ending units	128,323	244,621	15,142	592,509	1,466,883

The accompanying Notes to Financial Statements are an integral part of this statement.

15

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA VCP Dynamic Allocation Portfolio Class 3	SAST SA VCP Dynamic Strategy Portfolio Class 3	T Rowe Price Blue Chip Growth Portfolio II Class	T Rowe Price Equity Income Portfolio II Class
For the Year Ended December 31, 2021
From operations:
Dividends	$802,323	$627,131	$-	$79,110
Mortality and expense risk and administrative charges	(824,131)	(745,428)	(83,720)	(88,169)
Net investment income (loss)	(21,808)	(118,297)	(83,720)	(9,059)
Net realized gain (loss)	1,251,418	1,268,100	643,091	90,621
Capital gain distribution from mutual funds	2,975,723	1,701,204	611,149	416,189
Change in unrealized appreciation (depreciation) of investments	(269,809)	1,078,877	(318,613)	700,557
Increase (decrease) in net assets from operations	3,935,524	3,929,884	851,907	1,198,308

From contract transactions:
Payments received from contract owners	6,102	6,102	281,945	176,189
Payments for contract benefits or terminations	(6,137,910)	(5,557,919)	(878,963)	(615,334)
Transfers between sub-accounts (including fixed account), net	88,474	332,544	(149,371)	(332,667)
Contract maintenance charges	(953,510)	(859,040)	(21,827)	(48,735)
Adjustments to net assets allocated to contracts in payout period	-	-	555	2,309
Increase (decrease) in net assets from contract transactions	(6,996,844)	(6,078,313)	(767,661)	(818,238)

Increase (decrease) in net assets	(3,061,320)	(2,148,429)	84,246	380,070
Net assets at beginning of period	54,421,428	48,963,715	5,469,359	5,439,073
Net assets at end of period	$51,360,108	$46,815,286	$5,553,605	$5,819,143

Beginning units	3,177,750	3,016,818	134,264	297,567
Units issued	74,932	97,931	9,944	20,504
Units redeemed	(465,644)	(453,322)	(26,750)	(60,106)
Ending units	2,787,038	2,661,427	117,458	257,965

For the Year Ended December 31, 2020
From operations:
Dividends	$591,457	$549,124	$-	$104,927
Mortality and expense risk and administrative charges	(796,438)	(715,310)	(75,863)	(76,843)
Net investment income (loss)	(204,981)	(166,186)	(75,863)	28,084
Net realized gain (loss)	482,031	524,504	741,802	(207,455)
Capital gain distribution from mutual funds	2,801,180	1,963,241	177,593	123,476
Change in unrealized appreciation (depreciation) of investments	2,352,226	1,439,983	607,721	160,966
Increase (decrease) in net assets from operations	5,430,456	3,761,542	1,451,253	105,071

From contract transactions:
Payments received from contract owners	3,099	2,199	130,043	61,454
Payments for contract benefits or terminations	(3,792,223)	(3,347,034)	(722,808)	(372,866)
Transfers between sub-accounts (including fixed account), net	549,892	1,024,581	(453,458)	170,532
Contract maintenance charges	(973,081)	(874,855)	(24,382)	(50,936)
Adjustments to net assets allocated to contracts in payout period	-	-	706	(1,670)
Increase (decrease) in net assets from contract transactions	(4,212,313)	(3,195,109)	(1,069,899)	(193,486)

Increase (decrease) in net assets	1,218,143	566,433	381,354	(88,415)
Net assets at beginning of period	53,203,285	48,397,282	5,088,005	5,527,488
Net assets at end of period	$54,421,428	$48,963,715	$5,469,359	$5,439,073

Beginning units	3,459,608	3,235,829	164,769	300,715
Units issued	164,091	175,771	14,289	63,859
Units redeemed	(445,949)	(394,782)	(44,794)	(67,007)
Ending units	3,177,750	3,016,818	134,264	297,567
The accompanying Notes to Financial Statements are an integral part of this statement.

16

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Variable Annuity Account Five (“the Separate Account”) is a segregated investment account established by American General Life Insurance Company (“AGL”) to receive and invest premium payments from variable annuity contracts issued by AGL. AGL is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, majority owned subsidiary of American International Group, Inc. (“AIG”).

The Separate Account includes the following variable annuity products:

Seasons	Seasons Elite
Seasons Advantage	Seasons Preferred Solution
Seasons Advisor	Seasons Select
Seasons Advisor II	Seasons Select II
Seasons Advisor III	Seasons Triple Elite

The Separate Account contracts are sold through AGL’s affiliated broker-dealers, independent broker-dealers, full-service securities firms, and financial institutions. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of AGL. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2021 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve months, except as noted below.

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Service Class 2
Fidelity VIP Investment Grade Bond Portfolio Service Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT Government Money Market Fund Service Shares(c)

Seasons Series Trust (SST)(a)(b)
SST Balanced Growth Strategy Class 1	SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3
SST Balanced Growth Strategy Class 2	SST SA Multi-Managed International Equity Portfolio Class 1
SST Balanced Growth Strategy Class 3	SST SA Multi-Managed International Equity Portfolio Class 2
SST Conservative Growth Strategy Class 1	SST SA Multi-Managed International Equity Portfolio Class 3
SST Conservative Growth Strategy Class 2	SST SA Multi-Managed Large Cap Growth Portfolio Class 1
SST Conservative Growth Strategy Class 3	SST SA Multi-Managed Large Cap Growth Portfolio Class 2
SST Growth Strategy Class 1	SST SA Multi-Managed Large Cap Growth Portfolio Class 3
SST Growth Strategy Class 2	SST SA Multi-Managed Large Cap Value Portfolio Class 1
SST Growth Strategy Class 3	SST SA Multi-Managed Large Cap Value Portfolio Class 2
SST Moderate Growth Strategy Class 1	SST SA Multi-Managed Large Cap Value Portfolio Class 3
SST Moderate Growth Strategy Class 2	SST SA Multi-Managed Mid Cap Growth Portfolio Class 1
SST Moderate Growth Strategy Class 3	SST SA Multi-Managed Mid Cap Growth Portfolio Class 2
SST SA Allocation Balanced Portfolio Class 3	SST SA Multi-Managed Mid Cap Growth Portfolio Class 3

17

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Seasons Series Trust (SST)(a)(b)
SST SA Allocation Growth Portfolio Class 3	SST SA Multi-Managed Mid Cap Value Portfolio Class 1
SST SA Allocation Moderate Growth Portfolio Class 3	SST SA Multi-Managed Mid Cap Value Portfolio Class 2
SST SA Allocation Moderate Portfolio Class 3	SST SA Multi-Managed Mid Cap Value Portfolio Class 3
SST SA Columbia Focused Value Portfolio Class 2	SST SA Multi-Managed Small Cap Portfolio Class 1
SST SA Columbia Focused Value Portfolio Class 3	SST SA Multi-Managed Small Cap Portfolio Class 2
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	SST SA Multi-Managed Small Cap Portfolio Class 3
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	SST SA Wellington Real Return Portfolio Class 3

SunAmerica Series Trust (SAST)(a)
SAST SA AB Growth Portfolio Class 1	SAST SA DFA Ultra Short Bond Portfolio Class 1
SAST SA AB Growth Portfolio Class 2	SAST SA DFA Ultra Short Bond Portfolio Class 2
SAST SA AB Growth Portfolio Class 3	SAST SA DFA Ultra Short Bond Portfolio Class 3
SAST SA American Funds Global Growth Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3
SAST SA American Funds Growth Portfolio Class 3	SAST SA VCP Dynamic Strategy Portfolio Class 3
SAST SA American Funds Growth-Income Portfolio Class 3

T. Rowe Price Equity Series, Inc. (T. Rowe Price)
T Rowe Price Blue Chip Growth Portfolio II Class	T Rowe Price Equity Income Portfolio II Class

(a)	These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of AGL, serves as the investment advisor to Seasons Series Trust and SunAmerica Series Trust.

(b)

Consists of multi-managed variable investment strategies (Seasons Strategies), Select Portfolios, Focused Portfolios and Managed Allocation Portfolios each with a distinct investment objective. The Seasons Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio as well as in the shares of the two other portfolios of the Seasons Trust. Each of the Select Portfolios, Managed Allocation Portfolios and Focused Portfolios is invested solely in the shares of designated portfolio of Seasons Series Trust.

(c)	For the period October 13, 2020 (commencement of operations) to December 31, 2020 and January 1, 2021 to December 31, 2021.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of AGL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of each of the sub-accounts of the Separate Account are registered in the name of AGL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from AGL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business of AGL may conduct. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

During 2021, the COVID-19 pandemic has negatively impacted the U.S. and global economies and created impacts and risks to AGL’s business. Market volatility in the financial markets resulting from the COVID-19 pandemic could adversely impact net assets for each sub-account. Declines in or sustained low interest rates can cause a reduction in investment income for certain underlying mutual funds.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

18

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

An assumed interest rate of 3.50 percent is used in determining annuity payments for all products.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, AGL makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of AGL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, AGL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. AGL will periodically review changes in the tax law. AGL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of valuation inputs:

●

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

●

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

●

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

19

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Separate Account assets measured at fair value as of December 31, 2021 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2021, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid to AGL as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and distribution charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to AGL. The mortality risk charge represents compensation to AGL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to AGL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The distribution expense charge covers all expenses associated with the distribution of the contract. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued and the death benefits elected for each product. Expense charges for each product are as follows:

Products	Separate Account Annual Charges*
Seasons	1.40%

Seasons Advantage	1.65%, 1.90% or 2.30%

Seasons Advisor	1.40% or 1.65%

Seasons Advisor II	1.55%, 1.70% or 1.95%

Seasons Advisor III	1.65%, 1.85%, or 2.30%

Seasons Elite	1.55%, 1.75%, 2.00% or 2.20%

Seasons Preferred Solution	1.15%, 1.40%, 1.55%, 1.65%, 1.80%, 2.05% or 2.20%

Seasons Select	1.40% or 1.52%

Seasons Select II	1.40%, 1.55%, 1.65%, 1.80% or 2.05%

Seasons Triple Elite	1.55%, 1.70% or 1.95%

*	The distribution charge is deducted at an annual rate of 0.15 percent of the net asset value of each portfolio and is included in the respective separate account annual charge rate.

Contract Maintenance Charge: During the accumulation phase, an annual contract maintenance charge is assessed by AGL on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by AGL related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The contract maintenance charge ranges from $30 to $35 for certain contracts. No contract maintenance charge is assessed under the Seasons Advisor and Seasons Advisor II contracts.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to AGL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Withdrawal charges may be assessed for withdrawals in excess of the free withdrawal amount as defined in the contracts. Withdrawal amounts in excess of the free withdrawal amount are assessed withdrawal charges based on tables of charges applicable to specific contracts.

20

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The maximum withdrawal charge of 9 percent is assessed on amount withdrawn in excess of free withdrawals. There are no withdrawal charges under the Seasons Advisor, Seasons Advisor II and Seasons Advisor III contracts.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer in excess of the maximum transactions allowed for the product.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, AGL will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

AGL currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes upon receipt of a purchase payment or upon surrender of the contract.

Income Protector Fee: The optional Income Protector Program provides a guaranteed fixed minimum retirement income upon annuitization. The fee is calculated as a percentage of the income benefit base, as defined in the prospectus, and is deducted annually from the contract value. The income benefit base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees, and charges. The income protector fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The fee for the Income Protector Program is 0.10 percent and is offered under the Seasons Select, Seasons Select II and Seasons Triple Elite contracts.

MarketLock, Marketlock for Two, MarketLock for Life Plus, MarketLock Income Plus, MarketLock for Life and Seasons Income Rewards Fee: These optional features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period.

•	MarketLock, MarketLock for Two and Season Income Rewards

The annual fee is calculated as a percentage of the maximum anniversary value benefit base and deducted quarterly from the contract value. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals, or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The withdrawal benefit base for Seasons Income Rewards is calculated as eligible purchase payments adjusted for withdrawals received during the first 90 days.

•	MarketLock for Life, MarketLock for Life Plus and MarketLock Income Plus

The annual fee is calculated as a percentage of the income base and deducted quarterly from the contract value. The income base is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100 percent of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments made in years 2-5 greater than the purchase payments received in the first year. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

21

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The annual fees for the optional features discussed above are as follows (Note: If extension of the evaluation period is elected, an additional 0.10% - 0.25% is added to the Annual Fee):

Optional Features	Products Offered	Annual Fees

MarketLock	Seasons Advantage	0.65%
Seasons Elite
Season Preferred Solution
Seasons Select II
Seasons Triple Elite

MarketLock for Two	Seasons Elite	0.40% prior to the first withdrawal
	Season Preferred Solution	0.80% after the first withdrawal
Seasons Select II
Seasons Triple Elite

Seasons Income Rewards	Seasons Elite	0.65% in years zero to seven
	Season Preferred Solution	0.45% in years eight to ten
Seasons Select II
Seasons Triple Elite

MarketLock for Life	Seasons Advantage	0.70% for one covered person
	Seasons Elite	0.95% for two covered persons
Season Preferred Solution
Seasons Select II

MarketLock for Life Plus	Seasons Advantage	0.65% to 0.95% for one covered person
	Seasons Advisor III	0.90% to 1.25% for two covered persons
Seasons Elite
Season Preferred Solution
Seasons Select II

MarketLock Income Plus	Seasons Advantage	0.95% to 1.10% for one covered person
	Seasons Advisor III	1.20% to 1.35% for two covered persons
Seasons Elite
Season Preferred Solution
Seasons Select II

Seasons Promise Fee: The optional Seasons Promise Program provides a guaranteed minimum contract value at the end of ten full contract years. The fee is calculated as a percentage of the contract value minus purchase payments received after the 90th day from the date of contract issuance and deducted quarterly from the contract value during the first ten full contract years. This optional feature is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The fee for the Seasons Promise Program ranges from 0.10 percent to 0.65 percent. This optional feature is offered under the offered under the Seasons Select II, Seasons Triple Elite, Seasons Preferred Solution, and Seasons Elite contracts.

22

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Purchases and Sales of Investments

For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
Fidelity VIP Contrafund Portfolio Service Class 2	$1,054,303	$970,986
Fidelity VIP Equity-Income Portfolio Service Class 2	931,087	1,196,315
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	1,988,140	2,652,015
Fidelity VIP Mid Cap Portfolio Service Class 2	1,539,774	2,424,546
Fidelity VIP Overseas Portfolio Service Class 2	616,407	976,180
Goldman Sachs VIT Government Money Market Fund Service Shares	5,710,903	4,450,684
SST Balanced Growth Strategy Class 1	37,705	2,322,242
SST Balanced Growth Strategy Class 2	2,695,817	13,520,653
SST Balanced Growth Strategy Class 3	2,328,824	3,882,813
SST Conservative Growth Strategy Class 1	27,482	1,808,662
SST Conservative Growth Strategy Class 2	409,148	5,422,765
SST Conservative Growth Strategy Class 3	2,012,014	4,810,619
SST Growth Strategy Class 1	8,547	2,575,948
SST Growth Strategy Class 2	72,327	3,947,567
SST Growth Strategy Class 3	964,661	14,129,483
SST Moderate Growth Strategy Class 1	27,923	2,549,302
SST Moderate Growth Strategy Class 2	986,695	10,183,819
SST Moderate Growth Strategy Class 3	1,231,022	9,105,579
SST SA Allocation Balanced Portfolio Class 3	5,093,503	12,060,884
SST SA Allocation Growth Portfolio Class 3	4,699,474	6,711,663
SST SA Allocation Moderate Growth Portfolio Class 3	28,957,970	32,578,836
SST SA Allocation Moderate Portfolio Class 3	9,775,118	12,937,467
SST SA Columbia Focused Value Portfolio Class 2	2,868,139	2,406,293
SST SA Columbia Focused Value Portfolio Class 3	1,853,885	2,269,146
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	255,396	130,450
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	3,513,591	3,957,282
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	1,822,404	2,433,985
SST SA Multi-Managed International Equity Portfolio Class 1	107,597	300,947
SST SA Multi-Managed International Equity Portfolio Class 2	3,025,359	3,056,754
SST SA Multi-Managed International Equity Portfolio Class 3	1,421,824	2,122,180
SST SA Multi-Managed Large Cap Growth Portfolio Class 1	2,188,448	759,712
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	15,343,462	7,974,837
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	8,390,642	3,805,773
SST SA Multi-Managed Large Cap Value Portfolio Class 1	522,881	437,525
SST SA Multi-Managed Large Cap Value Portfolio Class 2	4,182,923	5,103,238
SST SA Multi-Managed Large Cap Value Portfolio Class 3	1,953,560	2,434,619
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	1,410,274	405,319
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	11,913,969	4,010,411
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	7,144,782	2,632,068
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	279,131	257,482
SST SA Multi-Managed Mid Cap Value Portfolio Class 2	2,724,785	4,778,579
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	1,512,125	2,838,097
SST SA Multi-Managed Small Cap Portfolio Class 1	364,521	244,871
SST SA Multi-Managed Small Cap Portfolio Class 2	4,744,600	3,573,963
SST SA Multi-Managed Small Cap Portfolio Class 3	2,723,269	1,935,135
SST SA Wellington Real Return Portfolio Class 3	862,230	1,562,509
SAST SA AB Growth Portfolio Class 1	192,285	173,371
SAST SA AB Growth Portfolio Class 2	3,143,707	5,504,406
SAST SA AB Growth Portfolio Class 3	3,287,067	4,807,395
SAST SA American Funds Global Growth Portfolio Class 3	734,256	1,077,029
SAST SA American Funds Growth Portfolio Class 3	834,143	1,535,528
SAST SA American Funds Growth-Income Portfolio Class 3	1,447,111	1,120,061
SAST SA DFA Ultra Short Bond Portfolio Class 1	463	9,965
SAST SA DFA Ultra Short Bond Portfolio Class 2	1,919,659	3,426,344
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,533,744	6,179,240
SAST SA VCP Dynamic Allocation Portfolio Class 3	4,866,634	8,909,563
SAST SA VCP Dynamic Strategy Portfolio Class 3	3,398,518	7,893,924
T Rowe Price Blue Chip Growth Portfolio II Class	1,033,524	1,273,756
T Rowe Price Equity Income Portfolio II Class	924,303	1,335,409

23

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2021, follows:

	December 31, 2021				For the Year Ended December 31, 2021
		Unit Value ($)(a)(f)		Net Assets ($)(b)	Investment Income Ratio (%)(c)	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest			Lowest	Highest	Lowest	Highest
Fidelity VIP Contrafund Portfolio Service Class 2	161,333	31.96	36.12	5,542,260	0.03	1.15	2.05	24.93	26.05
Fidelity VIP Equity-Income Portfolio Service Class 2	243,162	21.32	23.96	5,516,343	1.67	1.15	2.00	22.14	23.18
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	926,022	13.38	15.03	13,201,153	1.74	1.15	2.00	-2.86	-2.03
Fidelity VIP Mid Cap Portfolio Service Class 2	273,365	26.14	29.46	7,624,400	0.35	1.15	2.00	22.83	23.87
Fidelity VIP Overseas Portfolio Service Class 2	313,069	14.39	16.16	4,804,731	0.32	1.15	2.00	17.03	18.03
Goldman Sachs VIT Government Money Market Fund Service Shares	207,952	9.80	9.86	2,041,687	0.01	1.15	1.70	-1.68	-1.14
SST Balanced Growth Strategy Class 1	276,896		47.56	13,170,335	0.00		1.40		5.26
SST Balanced Growth Strategy Class 2	1,197,325	41.36	46.07	53,071,489	0.00	1.40	1.95	4.57	5.15
SST Balanced Growth Strategy Class 3	761,144	40.23	47.02	33,593,208	0.00	1.15	2.00	4.41	5.30
SST Conservative Growth Strategy Class 1	180,998		39.91	7,223,618	0.00		1.40		4.46
SST Conservative Growth Strategy Class 2	1,086,886	34.96	38.65	40,344,992	0.00	1.40	1.95	3.75	4.32
SST Conservative Growth Strategy Class 3	601,991	33.80	39.37	22,512,046	0.00	1.15	1.95	3.68	4.51
SST Growth Strategy Class 1	361,014	62.96	62.97	22,731,318	0.00		1.40		8.75
SST Growth Strategy Class 2	700,759	55.10	60.97	40,999,915	0.00	1.40	1.95	8.01	8.60
SST Growth Strategy Class 3	654,934	53.91	62.15	38,542,223	0.00	1.15	2.00	7.85	8.77
SST Moderate Growth Strategy Class 1	336,291		55.32	18,603,310	0.00		1.40		7.76
SST Moderate Growth Strategy Class 2	1,605,065	47.95	53.57	82,396,547	0.00	1.40	1.95	7.00	7.59
SST Moderate Growth Strategy Class 3	1,205,603	46.74	54.64	61,918,184	0.00	1.15	2.00	6.86	7.77
SST SA Allocation Balanced Portfolio Class 3	2,946,629	17.90	20.58	57,343,630	0.88	1.15	2.00	5.19	6.08
SST SA Allocation Growth Portfolio Class 3	1,664,174	22.93	26.30	41,041,744	2.03	1.15	2.00	13.40	14.37
SST SA Allocation Moderate Growth Portfolio Class 3	10,146,786	20.25	23.48	223,921,916	1.70	1.15	2.05	10.18	11.18
SST SA Allocation Moderate Portfolio Class 3	3,813,706	19.62	22.53	80,686,616	1.82	1.15	2.00	8.24	9.16
SST SA Columbia Focused Value Portfolio Class 2	343,592	40.61	45.61	15,114,949	3.91	1.40	1.95	23.00	23.68
SST SA Columbia Focused Value Portfolio Class 3	207,436	39.55	46.50	9,083,288	3.77	1.15	2.00	22.82	23.87
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	104,488		17.77	1,856,531	4.29		1.40		-2.91
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	1,124,466	15.05	17.22	18,421,782	4.01	1.40	1.95	-3.51	-2.98
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	594,912	14.61	17.54	9,675,814	3.80	1.15	2.00	-3.64	-2.81
SST SA Multi-Managed International Equity Portfolio Class 1	66,962		15.95	1,068,055	3.06		1.40		9.57
SST SA Multi-Managed International Equity Portfolio Class 2	1,262,321	13.92	15.45	18,680,534	2.75	1.40	1.95	8.85	9.45
SST SA Multi-Managed International Equity Portfolio Class 3	787,347	13.59	15.75	11,612,354	2.56	1.15	2.00	8.73	9.65
SST SA Multi-Managed Large Cap Growth Portfolio Class 1	132,412		46.11	6,105,740	0.18		1.40		14.89
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	918,248	40.03	44.61	39,245,916	0.08	1.40	1.95	14.01	14.64
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	471,457	39.11	45.38	20,121,726	0.00	1.15	2.00	13.91	14.88
SST SA Multi-Managed Large Cap Value Portfolio Class 1	103,957		37.72	3,921,291	3.33		1.40		22.23
SST SA Multi-Managed Large Cap Value Portfolio Class 2	691,710	31.95	36.56	24,060,895	3.08	1.40	1.95	21.39	22.05
SST SA Multi-Managed Large Cap Value Portfolio Class 3	324,580	31.20	37.27	11,250,260	2.86	1.15	2.00	21.12	22.16
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	46,272		78.70	3,641,493	0.00		1.40		7.94
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	371,767	68.75	76.23	27,120,151	0.00	1.40	1.95	7.17	7.76
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	205,345	67.03	77.79	14,999,543	0.00	1.15	2.00	7.00	7.92
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	47,711		64.22	3,063,854	2.02		1.40		25.60
SST SA Multi-Managed Mid Cap Value Portfolio Class 2	387,664	52.67	62.24	22,819,103	1.78	1.40	1.95	24.74	25.43
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	226,454	51.18	63.35	13,227,860	1.59	1.15	2.00	24.58	25.64
SST SA Multi-Managed Small Cap Portfolio Class 1	49,454		32.12	1,588,604	0.44		1.40		21.83
SST SA Multi-Managed Small Cap Portfolio Class 2	564,362	28.00	31.13	16,858,763	0.20	1.40	1.95	20.99	21.65
SST SA Multi-Managed Small Cap Portfolio Class 3	337,991	27.15	31.69	10,074,911	0.02	1.15	2.05	20.79	21.89
SST SA Wellington Real Return Portfolio Class 3	408,540	11.36	13.26	5,064,963	2.75	1.15	2.05	2.12	3.05
SAST SA AB Growth Portfolio Class 1	93,694		20.20	1,892,436	0.00		1.40		27.01
SAST SA AB Growth Portfolio Class 2	1,989,646	19.74	20.10	39,761,241	0.00	1.40	1.95	26.11	26.81
SAST SA AB Growth Portfolio Class 3	1,234,437	19.62	20.20	24,659,519	0.00	1.15	2.05	25.86	27.00
SAST SA American Funds Global Growth Portfolio Class 3	202,440	33.95	38.36	7,352,069	0.06	1.15	2.00	13.81	14.78
SAST SA American Funds Growth Portfolio Class 3	109,626	44.81	51.49	5,370,477	0.02	1.15	2.05	19.22	20.30
SAST SA American Funds Growth-Income Portfolio Class 3	247,733	29.54	33.91	8,033,153	1.01	1.15	2.05	21.17	22.27
SAST SA DFA Ultra Short Bond Portfolio Class 1	14,346		9.45	135,593	0.05		1.40		-1.90
SAST SA DFA Ultra Short Bond Portfolio Class 2	439,189	9.01	9.36	4,060,426	0.00	1.40	1.95	-2.59	-2.06
SAST SA DFA Ultra Short Bond Portfolio Class 3	985,080	8.93	9.46	9,095,157	0.00	1.15	2.00	-2.74	-1.91
SAST SA VCP Dynamic Allocation Portfolio Class 3	2,787,038	17.73	19.18	51,360,108	1.52	1.15	2.00	7.15	8.06
SAST SA VCP Dynamic Strategy Portfolio Class 3	2,661,427	16.91	18.26	46,815,286	1.31	1.15	2.00	7.91	8.83
T Rowe Price Blue Chip Growth Portfolio II Class	117,458	43.84	49.20	5,553,605	0.00	1.15	2.00	15.01	15.99
T Rowe Price Equity Income Portfolio II Class	257,965	20.96	23.82	5,819,143	1.41	1.15	2.05	22.68	23.78

24

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
		Unit Value ($)(a)(f)		Net Assets ($)(b)	Investment Income Ratio (%)(c)	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest			Lowest	Highest	Lowest	Highest
Fidelity VIP Contrafund Portfolio Service Class 2	177,023	25.58	28.65	4,832,409	0.08	1.15	2.05	27.59	28.75
Fidelity VIP Equity-Income Portfolio Service Class 2	286,155	17.45	19.45	5,284,767	1.52	1.15	2.00	4.33	5.22
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	999,272	13.77	15.34	14,610,326	1.93	1.15	2.00	7.00	7.92
Fidelity VIP Mid Cap Portfolio Service Class 2	352,792	21.29	23.78	7,952,033	0.36	1.15	2.00	15.53	16.52
Fidelity VIP Overseas Portfolio Service Class 2	359,045	12.30	13.69	4,677,766	0.20	1.15	2.00	13.05	14.01
Goldman Sachs VIT Government Money Market Fund Service Shares	78,407	9.96	9.97	781,468	0.00	1.15	1.80	-0.39	-0.25
SST Balanced Growth Strategy Class 1	320,819		45.19	14,496,419	0.00		1.40		25.85
SST Balanced Growth Strategy Class 2	1,423,484	39.55	43.81	60,059,079	0.00	1.40	1.95	24.96	25.65
SST Balanced Growth Strategy Class 3	785,566	38.54	44.65	33,000,502	0.00	1.15	2.00	24.76	25.83
SST Conservative Growth Strategy Class 1	223,010	38.20	38.21	8,520,175	0.00		1.40		19.72
SST Conservative Growth Strategy Class 2	1,206,134	33.70	37.05	42,959,204	0.00	1.40	1.95	18.92	19.57
SST Conservative Growth Strategy Class 3	669,065	32.60	37.67	23,974,455	0.00	1.15	1.95	18.72	19.68
SST Growth Strategy Class 1	397,288		57.90	23,002,226	0.00		1.40		33.68
SST Growth Strategy Class 2	756,732	51.01	56.14	40,849,943	0.00	1.40	1.95	32.73	33.46
SST Growth Strategy Class 3	873,456	49.99	57.14	47,096,220	0.00	1.15	2.00	32.55	33.68
SST Moderate Growth Strategy Class 1	377,156	51.33	51.34	19,361,288	0.00		1.40		29.99
SST Moderate Growth Strategy Class 2	1,758,783	44.81	49.79	84,085,418	0.00	1.40	1.95	29.04	29.75
SST Moderate Growth Strategy Class 3	1,341,391	43.74	50.71	64,161,385	0.00	1.15	2.00	28.83	29.93
SST SA Allocation Balanced Portfolio Class 3	3,394,123	17.02	19.40	62,386,597	1.10	1.15	2.00	9.60	10.54
SST SA Allocation Growth Portfolio Class 3	1,899,241	20.22	22.99	41,134,212	0.00	1.15	2.00	13.82	14.79
SST SA Allocation Moderate Growth Portfolio Class 3	11,301,685	18.38	21.12	225,312,215	0.00	1.15	2.05	12.39	13.41
SST SA Allocation Moderate Portfolio Class 3	4,332,444	18.12	20.63	84,257,225	0.00	1.15	2.00	11.39	12.34
SST SA Columbia Focused Value Portfolio Class 2	378,859	33.01	36.88	13,500,818	0.00	1.40	1.95	5.38	5.96
SST SA Columbia Focused Value Portfolio Class 3	247,112	32.20	37.54	8,735,452	0.00	1.15	2.00	5.22	6.12
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	105,276		18.30	1,926,518	0.00		1.40		6.37
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	1,232,636	15.59	17.75	20,857,648	0.00	1.40	1.95	5.54	6.13
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	672,825	15.16	18.04	11,333,332	0.00	1.15	2.00	5.45	6.35
SST SA Multi-Managed International Equity Portfolio Class 1	85,603	13.26	14.56	1,243,769	0.00	1.40	1.52	9.95	10.09
SST SA Multi-Managed International Equity Portfolio Class 2	1,355,544	12.79	14.12	18,363,095	0.00	1.40	1.95	9.35	9.95
SST SA Multi-Managed International Equity Portfolio Class 3	894,719	12.50	14.37	12,071,084	0.00	1.15	2.00	9.10	10.03
SST SA Multi-Managed Large Cap Growth Portfolio Class 1	147,529	35.45	40.14	5,920,819	0.00	1.40	1.52	46.59	46.77
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	1,085,444	35.11	38.91	40,533,418	0.00	1.40	1.95	45.75	46.56
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	530,738	34.34	39.50	19,738,263	0.00	1.15	2.00	45.52	46.76
SST SA Multi-Managed Large Cap Value Portfolio Class 1	115,136	28.89	30.86	3,545,923	0.00	1.40	1.52	-0.08	0.04
SST SA Multi-Managed Large Cap Value Portfolio Class 2	809,710	26.32	29.95	23,107,601	0.00	1.40	1.95	-0.63	-0.08
SST SA Multi-Managed Large Cap Value Portfolio Class 3	381,632	25.76	30.51	10,847,153	0.00	1.15	2.00	-0.74	0.10
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	50,828		72.91	3,705,776	0.00		1.40		41.47
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	410,821	64.15	70.74	27,864,901	0.00	1.40	1.95	40.46	41.24
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	228,856	62.64	72.08	15,531,081	0.00	1.15	2.00	40.27	41.47
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	51,376		51.13	2,626,894	0.00		1.40		4.26
SST SA Multi-Managed Mid Cap Value Portfolio Class 2	458,619	42.22	49.62	21,529,870	0.00	1.40	1.95	3.52	4.09
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	269,876	41.08	50.43	12,576,011	0.00	1.15	2.00	3.35	4.24
SST SA Multi-Managed Small Cap Portfolio Class 1	56,778	24.78	26.37	1,494,977	0.00	1.40	1.52	10.53	10.66
SST SA Multi-Managed Small Cap Portfolio Class 2	654,588	23.14	25.59	16,094,330	0.00	1.40	1.95	9.88	10.49
SST SA Multi-Managed Small Cap Portfolio Class 3	389,916	22.48	26.00	9,561,993	0.00	1.15	2.05	9.62	10.61
SST SA Wellington Real Return Portfolio Class 3	484,126	11.12	12.87	5,861,220	0.00	1.15	2.05	4.62	5.56
SAST SA AB Growth Portfolio Class 1	98,580		15.90	1,567,694	0.00		1.40		33.73
SAST SA AB Growth Portfolio Class 2	2,257,611	15.66	15.85	35,641,825	0.00	1.40	1.95	32.82	33.56
SAST SA AB Growth Portfolio Class 3	1,407,647	15.59	15.90	22,208,058	0.00	1.15	2.05	32.54	33.74
SAST SA American Funds Global Growth Portfolio Class 3	226,180	29.83	33.42	7,176,713	0.05	1.15	2.00	27.51	28.60
SAST SA American Funds Growth Portfolio Class 3	128,323	37.58	42.80	5,210,651	0.73	1.15	2.05	48.64	49.98
SAST SA American Funds Growth-Income Portfolio Class 3	244,621	24.37	27.74	6,458,621	1.50	1.15	2.05	10.95	11.95
SAST SA DFA Ultra Short Bond Portfolio Class 1	15,142		9.63	145,889	0.77		1.40		-1.19
SAST SA DFA Ultra Short Bond Portfolio Class 2	592,509	9.25	9.55	5,596,865	1.69	1.40	1.95	-1.87	-1.33
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,466,883	9.18	9.64	13,823,639	1.66	1.15	2.00	-1.87	-1.03
SAST SA VCP Dynamic Allocation Portfolio Class 3	3,177,750	16.54	17.75	54,421,428	1.10	1.15	2.00	10.86	11.81
SAST SA VCP Dynamic Strategy Portfolio Class 3	3,016,818	15.67	16.78	48,963,715	1.13	1.15	2.00	8.01	8.93
T Rowe Price Blue Chip Growth Portfolio II Class	134,264	38.12	42.42	5,469,359	0.00	1.15	2.00	31.27	32.39
T Rowe Price Equity Income Portfolio II Class	297,567	17.09	19.24	5,439,073	1.91	1.15	2.05	-1.09	-0.20

25

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
		Unit Value ($)(a)(f)		Net Assets ($)(b)	Investment Income Ratio (%)(c)	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest			Lowest	Highest	Lowest	Highest
Fidelity VIP Contrafund Portfolio Service Class 2	203,195	20.05	22.26	4,329,353	0.22	1.15	2.05	28.61	29.77
Fidelity VIP Equity-Income Portfolio Service Class 2	303,031	16.73	18.49	5,342,026	1.81	1.15	2.00	24.59	25.65
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	1,087,878	12.87	14.22	14,802,985	2.50	1.15	2.00	7.24	8.15
Fidelity VIP Mid Cap Portfolio Service Class 2	398,613	18.42	20.41	7,746,296	0.68	1.15	2.00	20.73	21.76
Fidelity VIP Overseas Portfolio Service Class 2	422,628	10.88	12.01	4,845,911	1.48	1.15	2.00	24.98	26.04
SST Balanced Growth Strategy Class 1	397,254		35.91	14,263,596	0.00		1.40		17.32
SST Balanced Growth Strategy Class 2	1,587,164	31.65	34.87	53,379,206	0.00	1.40	1.95	16.49	17.13
SST Balanced Growth Strategy Class 3	942,290	30.89	35.49	31,542,725	0.00	1.15	2.00	16.30	17.29
SST Conservative Growth Strategy Class 1	262,586		31.91	8,379,544	0.00		1.40		15.03
SST Conservative Growth Strategy Class 2	1,326,540	28.34	30.99	39,595,617	0.00	1.40	1.95	14.19	14.82
SST Conservative Growth Strategy Class 3	783,353	27.46	31.48	23,546,604	0.00	1.15	1.95	14.15	15.07
SST Growth Strategy Class 1	430,601		43.31	18,649,898	0.00		1.40		21.16
SST Growth Strategy Class 2	847,780	38.43	42.07	34,369,371	0.00	1.40	1.95	20.32	20.98
SST Growth Strategy Class 3	1,013,807	37.71	42.74	41,102,008	0.00	1.15	2.00	20.12	21.14
SST Moderate Growth Strategy Class 1	418,757	38.53	39.49	16,537,515	0.00	1.40	1.52	19.23	19.37
SST Moderate Growth Strategy Class 2	1,946,786	34.73	38.37	71,851,287	0.00	1.40	1.95	18.61	19.26
SST Moderate Growth Strategy Class 3	1,532,948	33.95	39.03	56,672,019	0.00	1.15	2.00	18.42	19.43
SST SA Allocation Balanced Portfolio Class 3	3,865,674	15.53	17.55	64,468,447	1.52	1.15	2.00	13.73	14.70
SST SA Allocation Growth Portfolio Class 3	2,124,881	17.77	20.03	40,245,141	0.01	1.15	2.00	21.06	22.09
SST SA Allocation Moderate Growth Portfolio Class 3	12,771,477	16.35	18.62	225,319,262	1.37	1.15	2.05	18.16	19.23
SST SA Allocation Moderate Portfolio Class 3	5,102,218	16.27	18.37	88,580,612	1.42	1.15	2.00	16.39	17.39
SST SA Columbia Focused Value Portfolio Class 2	424,548	31.33	34.80	14,293,889	0.47	1.40	1.95	24.13	24.81
SST SA Columbia Focused Value Portfolio Class 3	266,799	30.61	35.38	8,919,778	0.43	1.15	2.00	23.94	24.99
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	106,455	16.58	17.20	1,831,181	3.05	1.40	1.52	8.03	8.16
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	1,228,843	14.78	16.72	19,633,362	2.90	1.40	1.95	7.39	7.98
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	704,960	14.38	16.97	11,230,809	2.73	1.15	2.00	7.16	8.08
SST SA Multi-Managed International Equity Portfolio Class 1	89,560	12.06	13.22	1,182,164	3.13	1.40	1.52	20.79	20.93
SST SA Multi-Managed International Equity Portfolio Class 2	1,502,705	11.70	12.84	18,552,075	3.02	1.40	1.95	20.15	20.81
SST SA Multi-Managed International Equity Portfolio Class 3	1,003,912	11.46	13.06	12,371,089	2.84	1.15	2.00	20.02	21.04
SST SA Multi-Managed Large Cap Growth Portfolio Class 1	157,857	24.18	27.35	4,314,816	0.47	1.40	1.52	28.57	28.73
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	1,253,575	24.09	26.55	32,017,854	0.32	1.40	1.95	27.79	28.49
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	627,058	23.60	26.92	15,971,193	0.20	1.15	2.00	27.59	28.68
SST SA Multi-Managed Large Cap Value Portfolio Class 1	121,297	28.91	30.85	3,733,593	2.51	1.40	1.52	26.80	26.95
SST SA Multi-Managed Large Cap Value Portfolio Class 2	868,176	26.49	29.98	24,836,337	2.27	1.40	1.95	26.08	26.77
SST SA Multi-Managed Large Cap Value Portfolio Class 3	434,388	25.95	30.48	12,444,747	2.15	1.15	2.00	25.87	26.95
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	57,524	46.32	51.54	2,963,297	0.00	1.40	1.52	34.11	34.27
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	474,141	45.67	50.08	22,821,877	0.00	1.40	1.95	33.38	34.11
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	278,587	44.66	50.95	13,448,281	0.00	1.15	2.00	33.07	34.20
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	54,515	47.23	49.04	2,673,085	1.37	1.40	1.52	23.49	23.64
SST SA Multi-Managed Mid Cap Value Portfolio Class 2	497,216	40.79	47.67	22,488,113	1.18	1.40	1.95	22.74	23.42
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	294,060	39.75	48.38	13,211,390	1.05	1.15	2.00	22.59	23.64
SST SA Multi-Managed Small Cap Portfolio Class 1	61,404	22.42	23.83	1,460,894	0.25	1.40	1.52	22.62	22.77
SST SA Multi-Managed Small Cap Portfolio Class 2	699,918	21.06	23.16	15,610,106	0.09	1.40	1.95	21.96	22.63
SST SA Multi-Managed Small Cap Portfolio Class 3	428,213	20.51	23.51	9,534,508	0.00	1.15	2.05	21.72	22.82
SST SA Wellington Real Return Portfolio Class 3	494,387	10.63	12.19	5,688,626	0.31	1.15	2.05	3.39	4.33
SAST SA AB Growth Portfolio Class 1	104,192		11.89	1,238,992	0.00		1.40		33.00
SAST SA AB Growth Portfolio Class 2	2,581,419	11.79	11.87	30,568,128	0.00	1.40	1.95	32.07	32.80
SAST SA AB Growth Portfolio Class 3	1,617,847	11.76	11.89	19,154,124	0.00	1.15	2.05	31.82	33.01
SAST SA American Funds Global Growth Portfolio Class 3	277,937	23.39	25.99	6,877,647	0.80	1.15	2.00	32.26	33.39
SAST SA American Funds Growth Portfolio Class 3	156,600	25.28	28.54	4,248,130	0.00	1.15	2.05	27.75	28.90
SAST SA American Funds Growth-Income Portfolio Class 3	273,534	21.97	24.77	6,476,133	0.00	1.15	2.05	23.20	24.31
SAST SA DFA Ultra Short Bond Portfolio Class 1	48,081		9.75	468,809	1.41		1.40		0.85
SAST SA DFA Ultra Short Bond Portfolio Class 2	461,170	9.43	9.68	4,427,870	1.82	1.40	1.95	0.18	0.73
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,131,597	9.35	9.74	10,834,734	1.96	1.15	2.00	-0.03	0.83
SAST SA VCP Dynamic Allocation Portfolio Class 3	3,459,608	14.92	15.87	53,203,285	0.00	1.15	2.00	18.01	19.02
SAST SA VCP Dynamic Strategy Portfolio Class 3	3,235,829	14.51	15.40	48,397,282	0.00	1.15	2.00	17.04	18.04
T Rowe Price Blue Chip Growth Portfolio II Class	164,769	29.04	32.04	5,088,005	0.00	1.15	2.00	27.01	28.10
T Rowe Price Equity Income Portfolio II Class	300,715	17.28	19.28	5,527,488	2.11	1.15	2.05	23.49	24.60

26

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31, 2018
		Unit Value ($)(a)(f)		Net Assets ($)(b)	Investment Income Ratio (%)(c)	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest			Lowest	Highest	Lowest	Highest
Fidelity VIP Contrafund Portfolio Service Class 2	246,482	15.59	17.15	4,060,678	0.43	1.15	2.05	-8.55	-7.71
Fidelity VIP Equity-Income Portfolio Service Class 2	367,481	13.43	14.71	5,175,034	2.01	1.15	2.00	-10.36	-9.59
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	1,160,837	12.00	13.15	14,667,060	2.24	1.15	2.00	-2.76	-1.93
Fidelity VIP Mid Cap Portfolio Service Class 2	467,464	15.26	16.76	7,488,036	0.40	1.15	2.00	-16.47	-15.75
Fidelity VIP Overseas Portfolio Service Class 2	518,402	8.70	9.53	4,732,312	1.30	1.15	2.00	-16.75	-16.03
SST Balanced Growth Strategy Class 1	437,198	29.89	30.61	13,380,409	0.00	1.40	1.52	-4.56	-4.45
SST Balanced Growth Strategy Class 2	1,771,282	27.17	29.77	50,940,870	0.00	1.40	1.95	-5.12	-4.59
SST Balanced Growth Strategy Class 3	995,103	26.56	30.25	28,498,313	0.00	1.15	2.00	-5.24	-4.43
SST Conservative Growth Strategy Class 1	296,749		27.74	8,232,579	0.00		1.40		-4.38
SST Conservative Growth Strategy Class 2	1,527,536	24.82	26.99	39,772,208	0.00	1.40	1.95	-5.05	-4.52
SST Conservative Growth Strategy Class 3	911,489	24.05	27.35	23,879,275	0.00	1.15	1.95	-5.17	-4.40
SST Growth Strategy Class 1	480,623		35.75	17,180,799	0.00		1.40		-5.85
SST Growth Strategy Class 2	971,320	31.94	34.77	32,599,327	0.00	1.40	1.95	-6.50	-5.98
SST Growth Strategy Class 3	1,142,178	31.39	35.28	38,376,995	0.00	1.15	2.00	-6.65	-5.85
SST Moderate Growth Strategy Class 1	462,026	32.31	33.08	15,285,561	0.00	1.40	1.52	-5.75	-5.64
SST Moderate Growth Strategy Class 2	2,168,567	29.28	32.17	67,275,297	0.00	1.40	1.95	-6.34	-5.82
SST Moderate Growth Strategy Class 3	1,711,611	28.67	32.68	53,117,203	0.00	1.15	2.00	-6.48	-5.68
SST SA Allocation Balanced Portfolio Class 3	4,449,453	13.65	15.30	64,953,452	4.28	1.15	2.00	-5.86	-5.05
SST SA Allocation Growth Portfolio Class 3	2,414,824	14.68	16.41	37,630,596	3.09	1.15	2.00	-9.05	-8.27
SST SA Allocation Moderate Growth Portfolio Class 3	14,621,643	13.84	15.62	217,119,370	4.00	1.15	2.05	-7.85	-7.01
SST SA Allocation Moderate Portfolio Class 3	6,031,494	13.98	15.65	89,608,359	3.98	1.15	2.00	-6.85	-6.05
SST SA Columbia Focused Value Portfolio Class 2	455,312	25.24	27.88	12,312,795	3.60	1.40	1.95	-13.76	-13.28
SST SA Columbia Focused Value Portfolio Class 3	305,705	24.69	28.30	8,204,507	3.04	1.15	2.00	-13.89	-13.16
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	118,037	15.34	15.91	1,877,251	2.56	1.40	1.52	-2.61	-2.49
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	1,311,904	13.76	15.49	19,454,517	2.21	1.40	1.95	-3.14	-2.60
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	800,309	13.42	15.70	11,846,784	2.24	1.15	2.00	-3.25	-2.42
SST SA Multi-Managed International Equity Portfolio Class 1	102,240	9.98	10.93	1,116,218	2.76	1.40	1.52	-15.48	-15.38
SST SA Multi-Managed International Equity Portfolio Class 2	1,631,397	9.74	10.63	16,707,397	2.46	1.40	1.95	-16.07	-15.60
SST SA Multi-Managed International Equity Portfolio Class 3	1,155,602	9.55	10.79	11,814,331	2.33	1.15	2.00	-16.17	-15.45
SST SA Multi-Managed Large Cap Growth Portfolio Class 1	186,733	18.81	21.24	3,965,302	0.64	1.40	1.52	-3.24	-3.13
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	1,436,119	18.85	20.66	28,619,474	0.46	1.40	1.95	-3.77	-3.23
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	759,652	18.49	20.92	15,110,607	0.38	1.15	2.00	-3.91	-3.09
SST SA Multi-Managed Large Cap Value Portfolio Class 1	129,773	22.80	24.30	3,146,990	1.98	1.40	1.52	-11.08	-10.97
SST SA Multi-Managed Large Cap Value Portfolio Class 2	994,768	21.01	23.65	22,512,814	1.76	1.40	1.95	-11.61	-11.12
SST SA Multi-Managed Large Cap Value Portfolio Class 3	515,892	20.61	24.01	11,683,375	1.66	1.15	2.00	-11.75	-10.99
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	78,512	34.54	38.38	3,012,620	0.00	1.40	1.52	-4.98	-4.87
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	535,005	34.24	37.34	19,243,732	0.00	1.40	1.95	-5.56	-5.03
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	330,061	33.56	37.97	11,925,238	0.00	1.15	2.00	-5.64	-4.83
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	61,699	38.24	39.67	2,447,000	0.95	1.40	1.52	-13.18	-13.08
SST SA Multi-Managed Mid Cap Value Portfolio Class 2	557,776	33.23	38.62	20,488,721	0.77	1.40	1.95	-13.65	-13.17
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	339,772	32.42	39.13	12,405,166	0.64	1.15	2.00	-13.82	-13.08
SST SA Multi-Managed Small Cap Portfolio Class 1	73,049	18.28	19.41	1,415,977	0.20	1.40	1.52	-12.88	-12.78
SST SA Multi-Managed Small Cap Portfolio Class 2	771,744	17.27	18.89	14,061,815	0.03	1.40	1.95	-13.41	-12.93
SST SA Multi-Managed Small Cap Portfolio Class 3	504,366	16.85	19.14	9,183,171	0.00	1.15	2.05	-13.57	-12.79
SST SA Wellington Real Return Portfolio Class 3	518,892	10.28	11.68	5,742,062	3.07	1.15	2.05	-2.24	-1.35
SAST SA AB Growth Portfolio Class 1	110,726		8.94	989,993	0.00	1.40	1.52	-10.62	-10.59
SAST SA AB Growth Portfolio Class 2	2,875,869	8.92	8.94	25,690,672	0.00	1.40	1.95	-10.76	-10.63
SAST SA AB Growth Portfolio Class 3	1,924,007	8.92	8.94	17,187,027	0.00	1.15	2.05	-10.79	-10.59
SAST SA American Funds Global Growth Portfolio Class 3	333,144	17.69	19.48	6,204,935	1.14	1.15	2.00	-11.08	-10.32
SAST SA American Funds Growth Portfolio Class 3	201,590	19.79	22.14	4,263,044	0.99	1.15	2.05	-2.55	-1.67
SAST SA American Funds Growth-Income Portfolio Class 3	299,220	17.83	19.93	5,717,995	2.71	1.15	2.05	-4.05	-3.18
SAST SA DFA Ultra Short Bond Portfolio Class 1	88,876		9.67	859,292	0.72		1.40		0.13
SAST SA DFA Ultra Short Bond Portfolio Class 2	467,350	9.41	9.61	4,461,405	0.96	1.40	1.95	-0.60	-0.05
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,012,678	9.35	9.66	9,651,786	0.79	1.15	2.00	-0.78	0.07
SAST SA VCP Dynamic Allocation Portfolio Class 3	3,942,761	12.64	13.34	51,156,131	3.71	1.15	2.00	-8.68	-7.89
SAST SA VCP Dynamic Strategy Portfolio Class 3	3,727,853	12.39	13.05	47,416,740	3.84	1.15	2.00	-9.03	-8.25
T Rowe Price Blue Chip Growth Portfolio II Class	171,022	22.86	25.01	4,120,370	0.00	1.15	2.00	-0.37	0.48
T Rowe Price Equity Income Portfolio II Class	357,963	13.99	15.47	5,298,397	1.78	1.15	2.05	-11.54	-10.73

27

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2017				For the Year Ended December 31, 2017
		Unit Value ($)(a)(f)		Net Assets ($)(b)	Investment Income Ratio (%)(c)	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest			Lowest	Highest	Lowest	Highest
Fidelity VIP Contrafund Portfolio Service Class 2	313,702	17.04	18.58	5,614,945	0.75	1.15	2.05	19.13	20.20
Fidelity VIP Equity-Income Portfolio Service Class 2	436,588	14.98	16.27	6,837,992	1.46	1.15	2.00	10.43	11.37
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	1,420,330	12.34	13.41	18,365,884	2.14	1.15	2.00	1.94	2.81
Fidelity VIP Mid Cap Portfolio Service Class 2	513,321	18.27	19.89	9,809,245	0.48	1.15	2.00	18.16	19.16
Fidelity VIP Overseas Portfolio Service Class 2	557,995	10.45	11.35	6,094,729	1.15	1.15	2.00	27.42	28.51
SST Balanced Growth Strategy Class 1	499,020	31.32	32.03	15,983,415	0.00	1.40	1.52	15.74	15.88
SST Balanced Growth Strategy Class 2	2,054,099	28.63	31.20	62,069,000	0.00	1.40	1.95	15.07	15.70
SST Balanced Growth Strategy Class 3	1,164,352	28.03	31.66	35,013,751	0.00	1.15	2.00	14.90	15.88
SST Conservative Growth Strategy Class 1	329,267		29.01	9,553,070	0.00		1.40		12.69
SST Conservative Growth Strategy Class 2	1,729,279	26.14	28.27	47,285,607	0.00	1.40	1.95	11.91	12.53
SST Conservative Growth Strategy Class 3	1,035,359	25.61	28.61	28,453,180	0.00	1.15	2.00	11.75	12.70
SST Growth Strategy Class 1	526,877		37.97	20,004,341	0.00		1.40		19.71
SST Growth Strategy Class 2	1,101,426	34.16	36.98	39,423,812	0.00	1.40	1.95	18.87	19.53
SST Growth Strategy Class 3	1,349,301	33.63	37.47	48,354,025	0.00	1.15	2.00	18.70	19.71
SST Moderate Growth Strategy Class 1	513,353	34.29	35.06	17,998,920	0.00	1.40	1.52	17.23	17.37
SST Moderate Growth Strategy Class 2	2,405,711	31.26	34.16	79,455,511	0.00	1.40	1.95	16.55	17.19
SST Moderate Growth Strategy Class 3	2,040,974	30.65	34.64	67,443,647	0.00	1.15	2.00	16.38	17.37
SST SA Allocation Balanced Portfolio Class 3	5,240,274	14.50	16.11	80,812,221	1.50	1.15	2.00	8.35	9.27
SST SA Allocation Growth Portfolio Class 3	3,033,583	16.14	17.88	51,772,017	0.94	1.15	2.00	15.50	16.48
SST SA Allocation Moderate Growth Portfolio Class 3	17,492,978	15.02	16.80	280,617,618	1.36	1.15	2.05	12.82	13.83
SST SA Allocation Moderate Portfolio Class 3	7,322,651	15.01	16.66	116,260,671	1.39	1.15	2.00	11.05	11.99
SST SA Columbia Focused Value Portfolio Class 2	503,892	29.26	32.16	15,743,345	1.40	1.40	1.95	19.17	19.83
SST SA Columbia Focused Value Portfolio Class 3	365,006	28.68	32.59	11,317,573	1.29	1.15	2.00	18.99	20.01
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	131,132	15.76	16.31	2,138,769	2.37	1.40	1.52	2.43	2.55
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	1,686,642	14.20	15.90	25,740,102	1.98	1.40	1.95	1.84	2.40
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	994,725	13.87	16.09	15,129,499	1.79	1.15	2.00	1.68	2.55
SST SA Multi-Managed International Equity Portfolio Class 1	109,172	11.81	12.92	1,408,633	2.09	1.40	1.52	24.83	24.97
SST SA Multi-Managed International Equity Portfolio Class 2	1,870,016	11.60	12.59	22,756,422	2.03	1.40	1.95	24.11	24.79
SST SA Multi-Managed International Equity Portfolio Class 3	1,364,519	11.39	12.76	16,569,778	1.83	1.15	2.00	23.92	24.97
SST SA Multi-Managed Large Cap Growth Portfolio Class 1	207,694	19.44	21.93	4,552,952	0.51	1.40	1.52	25.77	25.92
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	1,723,506	19.59	21.35	35,563,445	0.39	1.40	1.95	25.05	25.74
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	881,840	19.25	21.58	18,164,704	0.26	1.15	2.00	24.86	25.92
SST SA Multi-Managed Large Cap Value Portfolio Class 1	141,009	25.64	27.30	3,841,617	2.14	1.40	1.52	12.59	12.73
SST SA Multi-Managed Large Cap Value Portfolio Class 2	1,142,992	23.77	26.61	29,171,388	1.98	1.40	1.95	11.94	12.56
SST SA Multi-Managed Large Cap Value Portfolio Class 3	599,600	23.36	26.97	15,300,926	1.84	1.15	2.00	11.78	12.73
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	87,608	36.35	40.35	3,533,711	0.00	1.40	1.52	24.41	24.56
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	617,434	36.26	39.32	23,446,504	0.00	1.40	1.95	23.69	24.37
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	382,920	35.57	39.90	14,598,759	0.00	1.15	2.00	23.51	24.56
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	67,659	44.05	45.63	3,086,994	1.28	1.40	1.52	11.21	11.34
SST SA Multi-Managed Mid Cap Value Portfolio Class 2	626,106	38.48	44.48	26,548,918	1.11	1.40	1.95	10.57	11.18
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	394,964	37.62	45.01	16,618,205	0.98	1.15	2.00	10.40	11.34
SST SA Multi-Managed Small Cap Portfolio Class 1	83,350	20.99	22.25	1,852,698	0.35	1.40	1.52	8.84	8.97
SST SA Multi-Managed Small Cap Portfolio Class 2	888,950	19.95	21.69	18,656,254	0.23	1.40	1.95	8.21	8.80
SST SA Multi-Managed Small Cap Portfolio Class 3	581,093	19.49	21.95	12,179,315	0.14	1.15	2.05	7.99	8.97
SST SA Wellington Real Return Portfolio Class 3	644,099	10.52	11.84	7,251,801	1.98	1.15	2.05	-0.13	0.77
SAST SA American Funds Global Growth Portfolio Class 3	384,621	19.89	21.73	8,008,997	0.91	1.15	2.00	28.51	29.60
SAST SA American Funds Growth Portfolio Class 3	212,779	20.31	22.51	4,583,646	0.47	1.15	2.05	25.35	26.48
SAST SA American Funds Growth-Income Portfolio Class 3	327,810	18.58	20.58	6,481,761	1.53	1.15	2.05	19.56	20.64
SAST SA DFA Ultra Short Bond Portfolio Class 1	64,537		9.66	623,192	0.32		1.40		-0.69
SAST SA DFA Ultra Short Bond Portfolio Class 2	555,595	9.47	9.62	5,312,391	0.12	1.40	1.95	-1.38	-0.84
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,065,572	9.43	9.66	10,190,094	0.03	1.15	2.00	-1.53	-0.69
SAST SA VCP Dynamic Allocation Portfolio Class 3	4,217,085	13.85	14.48	59,638,685	1.11	1.15	2.00	17.58	18.58
SAST SA VCP Dynamic Strategy Portfolio Class 3	4,037,872	13.62	14.22	56,197,003	1.08	1.15	2.00	16.02	17.01
T Rowe Price Blue Chip Growth Portfolio II Class	206,772	22.95	24.89	4,963,394	0.00	1.15	2.00	33.15	34.28
T Rowe Price Equity Income Portfolio II Class	430,178	15.82	17.33	7,160,307	1.49	1.15	2.05	13.39	14.41

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

28

VARIABLE ANNUITY ACCOUNT FIVE

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

(f)	A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.

7.    Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

29

American General Life Insurance Company

(An indirect wholly owned subsidiary of American International Group, Inc.)

Statutory Financial Statements and

Supplemental Information and

Report of Independent Auditors

At December 31, 2021 and 2020 and for each

of the three years ended December 31, 2021

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities	80
Supplemental Investment Risks Interrogatories	82
Supplemental Summary Investment Schedule	88
Supplemental Schedule of Reinsurance Disclosures	89

Report of Independent Auditors

To the Board of Directors and Shareholder of American General Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of American General Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002-5021

T: (713) 356 4000, www.pwc.com/us

Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of assets and liabilities, supplemental investment risk interrogatories, supplemental summary investment schedule and supplemental schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2021 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	As of December 31,

(in millions)	2021	2020

Admitted assets

Cash and invested assets

Bonds	$107,774	$105,020

Preferred stock	91	85

Common stock	1,144	1,019

Cash, cash equivalents and short-term investments	802	1,059

Mortgage loans	22,276	21,378

Real estate	9	9

Contract loans	1,164	1,235

Derivatives	1,082	975

Securities lending reinvested collateral assets	1,727	1,692

Derivative cash collateral	36	14

Other invested assets	6,681	5,441

Total cash and invested assets	142,786	137,927

Amounts recoverable from reinsurers	338	364

Amounts receivable under reinsurance contracts	272	294

Deferred tax asset	854	759

Due and accrued investment income	1,029	1,412

Premiums due, deferred and uncollected	152	234

Receivables from affiliates	136	124

Other assets	1,239	980

Separate account assets	70,298	63,095

Total admitted assets	$217,104	$205,189

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	As of December 31,

(in millions, except per share data)	2021	2020

Liabilities

Policy reserves and contractual liabilities

Life, annuity and modco reserves	$104,080	$101,264

Liabilities for deposit-type contracts	12,327	13,034

Accident and health reserves	736	756

Premiums received in advance	9	9

Policy and contract claims	752	728

Policyholder dividends	14	16

Total policy reserves and contractual liabilities	117,918	115,807

Payable to affiliates	333	250

Interest maintenance reserve	2,232	2,002

Federal income taxes payable	201	3

Derivatives	223	238

Payable for securities lending	2,426	1,679

Repurchase agreements	120	119

Collateral for derivatives program	494	619

Funds held under coinsurance	11,690	11,517

Accrued expenses and other liabilities	2,230	1,638

Net transfers from separate accounts due or accrued	(1,895)	(1,385)

Asset valuation reserve	2,302	2,096

Separate account liabilities	70,298	63,095

Total liabilities	208,572	197,678

Commitments and contingencies (see Note 20)

Capital and surplus

Common stock, $10 par value; 600,000 shares authorized, issued and outstanding	6	6

Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding	1	1

Gross paid-in and contributed surplus	3,510	3,510

Special surplus funds	126	(128)

Unassigned surplus	4,889	4,122

Total capital and surplus	8,532	7,511

Total liabilities and capital and surplus	$217,104	$205,189

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,

(in millions)	2021	2020	2019

Revenues

Premiums and annuity considerations	$15,409	$10,941	$14,330

Net investment income	7,503	6,035	6,103

Amortization of interest maintenance reserve	162	151	123

Reserve adjustments on reinsurance ceded	(2,273)	(2,069)	(2,360)

Commissions and expense allowances	703	646	730

Separate account fees	1,845	1,422	1,297

Other income	578	503	429

Total revenues	23,927	17,629	20,652

Benefits and expenses

Death benefits	736	811	547

Annuity benefits	2,806	2,563	2,515

Surrender benefits	8,453	6,857	7,303

Other benefits	668	668	643

Change in reserves	2,729	3,672	6,086

Commissions	1,099	962	1,143

General insurance expenses	978	928	913

Net transfers to (from) separate accounts	1,682	273	(192)

Other expenses	704	602	694

Total benefits and expenses	19,855	17,336	19,652

Net gain from operations before dividends to policyholders and federal income taxes	4,072	293	1,000

Dividends to policyholders	1	3	4

Net gain from operations after dividends to policyholders and before federal income taxes	4,071	290	996

Federal income tax expense (excluding tax on capital gains)	1,422	961	760

Net gain (loss) from operations	2,649	(671)	236

Net realized capital (losses) gains, net of tax	(405)	640	(144)

Net income (losses)	$2,244	$(31)	$92

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common & Preferred Stock	Gross Paid- In and Contributed Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance, January 1, 2019	$7	$3,510	$-	$2,834	$6,351

Net income	-	-	-	92	92
Change in net unrealized capital gains (losses)	-	-	-	743	743
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	207	207
Change in deferred tax	-	-	-	901	901
Change in non-admitted assets	-	-	-	(510)	(510)
Change in liability for reinsurance in unauthorized and certified companies	-	-	-	(1)	(1)
Change in reserve on account of change in valuation basis	-	-	-	22	22
Change in asset valuation reserve	-	-	-	(374)	(374)
Change in surplus from separate accounts	-	-	-	162	162
Other changes in surplus in separate accounts	-	-	-	(162)	(162)
Cumulative effect of changes in accounting principles	-	-	-	(318)	(318)
Dividends to parent recorded as return of capital	-	-	-	(12)	(12)
Dividends to Parent	-	-	-	(890)	(890)
Prior period corrections (see Note 2)	-	-	-	(206)	(206)
Other changes	-	-	-	284	284

Balance, December 31, 2019	$7	$3,510	$-	$2,772	$6,289

Net loss	-	-	-	(31)	(31)
Change in net unrealized capital gains (losses)	-	-	-	155	155
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	351	351
Change in deferred tax	-	-	-	850	850
Change in non-admitted assets	-	-	-	(643)	(643)
Change in reserve on account of change in valuation basis	-	-	-	47	47
Change in asset valuation reserve	-	-	-	(139)	(139)
Change in surplus from separate accounts	-	-	-	204	204
Other changes in surplus in separate accounts	-	-	-	(204)	(204)
Change in surplus as a result of reinsurance	-	-	-	(5)	(5)
Prior period corrections (see Note 2)	-	-	-	31	31
Reinsurance permitted practice	-	-	-	353	353
Other changes	-	-	(128)	381	253

Balance, December 31, 2020	$7	$3,510	$(128)	$4,122	$7,511

Net income	-	-	-	2,244	2,244
Change in net unrealized capital gains (losses)	-	-	-	206	206
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	(267)	(267)
Change in deferred tax	-	-	-	853	853
Change in non-admitted assets	-	-	-	(587)	(587)
Change in asset valuation reserve	-	-	-	(205)	(205)
Change in surplus from separate accounts	-	-	-	450	450
Other changes in surplus in separate accounts	-	-	-	(450)	(450)
Change in surplus as a result of reinsurance	-	-	-	(2)	(2)
Dividends to Parent	-	-	-	(1,045)	(1,045)
Prior period corrections (see Note 2)	-	-	-	(161)	(161)
Reinsurance permitted practice	-	-	-	(30)	(30)
Other changes	-	-	254	(239)	15

Balance, December 31, 2021	$7	$3,510	$126	$4,889	$8,532

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,

(in millions)	2021	2020	2019

Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$13,618	$10,930	$14,286
Net investment income collected	6,966	5,508	5,563
Other income	851	298	(65)

Total revenue received	21,435	16,736	19,784
Benefits paid	12,474	10,280	11,381
Net transfers to separate accounts	2,192	56	17
Commissions and expenses paid	2,129	1,984	3,278
Dividends paid to policyholders	4	3	2
Federal income taxes paid	1,227	1,207	681

Total benefits and expenses paid	18,026	13,530	15,359

Net cash provided by operations	3,409	3,206	4,425

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	23,554	20,811	20,870
Stocks	233	306	148
Mortgage loans	3,082	2,882	2,040
Real estate	-	168	38
Other invested assets	2,057	1,429	2,245
Derivatives, net	-	1,576	2,005
Miscellaneous proceeds	421	256	100

Total proceeds from investments sold, matured or repaid	29,347	27,428	27,446
Cost of investments acquired:
Bonds	24,029	26,051	24,100
Stocks	643	451	489
Mortgage loans	4,066	2,752	4,459
Real estate	1	12	35
Other invested assets	2,496	1,537	2,500
Derivatives, net	407	-	-
Securities lending reinvested collateral assets	35	409	931

Miscellaneous purchases	127	200	9

Total cost of investments acquired	31,804	31,412	32,523

Net adjustment in contract loans	(69)	(26)	(40)

Net cash (used in) investing activities	(2,388)	(3,958)	(5,037)

Cash from financing and miscellaneous sources
Cash provided (applied):
Net (withdrawals from) deposits on deposit-type contracts	(707)	995	(393)
Dividends to Parent	(750)	-	(890)
Change in securities lending	747	227	1,005
Other, net	(568)	143	(211)

Net cash (used in) provided by financing and miscellaneous activities	(1,278)	1,365	(489)
Net increase (decrease) in cash, cash equivalents and short-term investments	(257)	613	(1,101)
Cash, cash equivalents and short-term investments at beginning of year	1,059	446	1,547

Cash, cash equivalents and short-term investments at end of year	$802	$1,059	$446

Non-cash activities, excluded from above:
Non-cash pension risk transfer premiums	$1,809	$-	$-
Non-cash Fortitude Re settlement	448	-	-
Settlement of non-cash dividends payable	295	-	-
Non-cash transfer from other invested assets to mortgage loans	154	31	5
Non-cash transfer from mortgage loans to other invested assets	-	179	-
Non-cash transfer from common stocks to other invested assets	-	111	-
Non-cash transfer from other invested assets to bonds	-	59	-
Non-cash transfer from other invested assets to common stocks	34	47	57
Non-cash transfer from common stocks to bonds	-	-	22

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (AGL or the Company), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), which is a wholly owned subsidiary of AIG Life Holdings, Inc. (AIG Life Holdings). AIG Life Holdings is wholly owned by Corebridge Financial Inc. (Corebridge), formerly SAFG Retirement Services, Inc (SAFG), which is a direct subsidiary of American International Group, Inc. (AIG). AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in approximately 70 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. AGL’s primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, private placement variable universal life, structured settlements, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts, funding agreements, stable value wrap products and group benefits. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through AIG Direct Insurance Services, Inc. (AIG Direct).

SunAmerica Asset Management LLC (SAAMCo), together with its wholly owned distributor, AIG Capital Services, Inc., and its wholly owned servicing agent, SunAmerica Fund Services, Inc., represent the Company’s asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company’s insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company’s portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

The state has adopted certain prescribed accounting practices that differ from those found in the NAIC SAP. In 1984, the Company increased the value of its home office real estate properties to reflect the then current market value in accordance with prescribed guidance. On January 2, 2020, the Company entered in a sales/leaseback transaction on the above mentioned properties, therefore the prescribed accounting practice no longer applies for 2020. Please refer to note 21 for further detail.

Effective December 31, 2015 and subsequent reporting periods through September 30, 2019, AGL received approval from the TDI to apply a permitted practice in its financial statements allowing AGL to use the criteria established in Actuarial Guideline 43, instead of the criteria established in Statement of Statutory Accounting Principles (“SSAP”) No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions” to determine if a hedge was effective for certain interest rate swaps that were used to hedge guaranteed minimum withdrawal benefits. Thus, specific interest rate swaps that AGL determined were effective hedges were reported at amortized cost, pursuant to the accounting guidance set forth in SSAP 86.

Effective December 31, 2017, AGL received approval from the TDI expanding the aforementioned permitted practice to also include swaptions in its 2017 Annual Statement and subsequent reporting periods through September 30, 2019. Upon adoption, the effect of the original and expanded permitted practices were respectively reported as changes in accounting principle, consistent with SSAP No. 3, “Accounting Changes and Corrections of Errors”.

Upon expiration of the above permitted practices for swaps and swaptions subsequent to September 30, 2019, AGL applied the guidance in SSAP 86 and recognized this change in accounting principle as of the beginning of the year (i.e., January 1, 2019), as required by SSAP 3, which decreased AGL’s surplus by approximately $318 million at January 1, 2019. Subsequent to January 1, 2019, application of guidance in SSAP 86 to AGL’s hedging instruments (swaps and swaptions) increased AGL’s surplus by approximately $0.9 billion, primarily due to the recognition of unrealized gains. AGL began prospectively accounting for the subject interest rate derivatives that hedge interest rate risk related to guaranteed minimum withdrawal benefits under SSAP 108 guidance effective January 1, 2020. The adoption of SSAP 108 coincided with the implementation of the related reserve guidance in the NAIC Valuation Manual (VM) subsection 21 (VM 21), Requirements for Principle-Based Reserves for Variable Annuities.

In addition, AGL received a new permitted practice with respect to an excess of loss reinsurance agreement (the “XoL Agreement”) for the reporting period ending December 31, 2019 as follows:

Effective December 31, 2019 and subsequent reporting periods through September 30, 2020, AGL received approval from the TDI to apply a permitted practice in its financial statements allowing AGL to recognize an admitted asset related to the notional value of coverage defined in the XoL Agreement. This asset is reported in Other assets in the balance sheet. The XoL Agreement has a 20 year term and provides coverage to AGL for aggregate claims incurred during the agreement term associated with guaranteed minimum withdrawal benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point defined in the XoL agreement. The permitted practice allows AGL to manage its reserves in a manner more in line with anticipated principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Effective October 1, 2020 and subsequent reporting periods through September 30, 2023, this permitted practice was expanded to similarly recognize an additional admitted asset related to the notional value of coverage defined in a separate excess of loss agreement. This additional reinsurance agreement has a 25 year term and provides coverage to AGL for aggregate excess of loss claims associated with guaranteed minimum withdrawal benefits on a block of fixed index annuities generally issued in April 2019 or later, including certain new business issued after the effective date (“Block 2”). In addition, effective December 31, 2020, this expanded permitted practice also extended the term of the permitted practice for Block 1 from September 30, 2020 to September 30, 2023. The reinsurance agreement covering contracts in Block 1 was also amended to conform certain provisions to be consistent with the Block 2 reinsurance agreement. These assets are approximately $584 million in total as of December 31, 2021 and are reported in Other assets on the balance sheet. The permitted practice allows AGL to manage its reserves in a manner more in line with anticipated principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices.

The following table presents a reconciliation of the Company’s net income and capital and surplus between NAIC SAP basis and the basis including practices prescribed or permitted by the State of Texas:

			December 31,

(in millions)	SSAP	#	2021	2020	2019

NET INCOME

State basis			$2,244	$(31)	$92

State permitted practices that increase (decrease) NAIC SAP:
State prescribed practices that increase (decrease) NAIC SAP			-	-	-

Net income (loss), NAIC SAP			$2,244	$(31)	$92

SURPLUS

State basis			$8,532	$7,511	$6,289
State permitted practices that increase (decrease) NAIC SAP:
XoL reinsurance agreement	4		(584)	(614)	(284)
State prescribed practices that increase (decrease) NAIC SAP:
Depreciation of home office property	40R		-	-	(24)

Statutory capital and surplus, NAIC SAP			$7,948	$6,897	$5,981

In the event AGL had not employed any or all of these permitted and prescribed practices, AGL’s risk-based capital (RBC) would not have triggered a regulatory event.

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments (OTTI);

•	estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (IAO) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.
Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures captured in scope of this statement, that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

RBC charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. NAIC designations are determined through a financial modeling process conducted by BlackRock, direct analysis via the NAIC’s IAO or other protocols prescribed by the NAIC including internal assignment of Z, 5GI or 6*. Residual tranches, as defined in SSAP 43R, are reported as NAIC 6*.

Short sale is the sale of a security which is not owned by the Company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Redeemable preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other redeemable preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks shall be valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which audited U.S. GAAP financial statements are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Statement of Statutory Accounting Principles (SSAP) 108, Derivatives Hedging Variable Annuity Guarantees, was used as allowed in 2021 and 2020. SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity.

Hedge accounting was not used for any derivative instruments in 2021 or 2020.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $4.6 billion and $4.0 billion at December 31, 2021 and 2020, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under subsection 21 of the Valuation Manual (“VM-21”) for 2020 and subsequent years, and under Actuarial Guideline 43 (AG 43) for prior years. Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (CRVM) for policies issued prior to 2020.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $397 million at December 31, 2021.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements for 2020 and subsequent years are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Prior to 2020, AG 43 required the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with GMDB. These reserves were derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and were based on prudent estimate assumptions. In addition, a deterministic valuation was also performed using assumptions prescribed in AG 43. The greater of these two reserve balances was the AG 43 reserve. However, the Company was previously holding reserves at the C3 Phase II Total Asset Requirement level, which was higher than the AG 43 amount.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

The Company had $54.0 billion of insurance in-force and $1.4 billion of reserves as of December 31, 2021, and $75.8 billion of insurance in-force and $1.5 billion of reserves as of December 31, 2020, for which the gross premiums are less than the net premiums according to the standard of valuation set by the TDI.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG or its subsidiaries is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

Substantive changes were made to SSAP 32R, Preferred Stocks effective January 1, 2021, that required all perpetual preferred stocks to be reported at fair value. Prior to this change, perpetual preferred stocks with NAIC designations of “1” through “3” were carried at amortized cost. All other perpetual preferred stocks were stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus.

Accounting Change / Reserve PBR (VM-20 and VM-21)

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Under VM-21, these reserves are generally more sensitive to changes in interest rates. The impact of the implementation was $47 million.

SSAP 108

The Company adopted Statement of Statutory Accounting Principles (“SSAP”) 108, Derivatives Hedging Variable Annuity Guarantees, on January 1, 2020. The adoption of SSAP 108 coincided with the implementation of the related reserve guidance in VM-21 described above. The TDI approved, in December 2019, AGL’s plan to transition from a permitted practice to SSAP 86 in 2019 and from SSAP 86 to SSAP 108 in January 2020. The adoption of SSAP 86 was accounted for as a change in accounting principle as of the beginning of the previous year (i.e., January 1, 2019).

SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. Accordingly, the statutory accounting guidance in this standard is considered a special accounting provision, only permitted if all the components in the standard are met. Prior to implementing a hedging program for application within the scope of this standard, a reporting entity must obtain explicit approval from its domiciliary state commissioner. As such, unlike most SSAPs, the guidance in SSAP 108 is not required to be adopted by all reporting entities that account for derivatives. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy defined within VM-21. AGL will dynamically hedge the interest rate risk of guaranteed minimum withdrawal benefits (“GMWB”) cash flows for variable annuities, defined as the fair value of rider claims, net of rider fees.

At inception and on an ongoing basis, the hedging relationship must be highly effective in achieving offsetting changes in fair value attributed to the hedged risk during the period that the hedge is designated. The term “highly effective” describes a fair value hedge relationship where the change in fair value of the derivative instrument is within 80 to 125 percent of the opposite change in fair value of the hedged item attributed to the hedged risk.

The guidance in this SSAP is required to be applied on a prospective basis for qualifying hedge programs in place on or after the effective date. Reporting entities that have previously received permitted practices for qualifying hedge programs must work with their domiciliary state regulator to determine the appropriate method in transitioning from previously approved permitted practices to the guidance in SSAP 108.

In implementing SSAP 108, AGL uses the same fair value definition that is used for its economic hedge target, which enables the Company to leverage the existing modeling and attribution platform currently in place for hedging analysis. In addition, the Company uses the VM-21 interest rate sensitivities measured at the beginning of the quarter to estimate the reserve movement attributed to interest rate movement, which leverages the existing modeling and attribution platform in place for Statutory analysis. These approaches and the overall use of the special accounting provision of SSAP 108 in 2020 and 2021 have received the approval of the TDI.

The Company uses a portfolio of interest rates swaps and swaptions to hedge the interest rate risk associated with a portfolio of GMWB riders on its variable annuities. This hedging relationship was highly effective and complied with the “Clearly Defined Hedging Strategy” of VM-21. Please see Note 7 for further details regarding the financial impact of SSAP 108.

Market Value Reserve Method

Effective January 1, 2019, the Company changed the Actuarial Guideline XXXV Type 2 computational method from Commissioners Annuity Reserve Valuation Method with Updated Market Values (CARVM-UMV) to Market Value Reserve Method (MVRM) using Black-Scholes Projection Method as approved by the domiciliary commissioner.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

There were no other new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2021, five out-of-period errors were identified and corrected, which decreased unassigned surplus by $161 million. The most significant of these was a tax correction related to 2013 - 2018. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement. Had these been recorded in 2020, they would have resulted in decreasing net income by $58 million or 187%.

In 2020, five out-of-period errors were identified and corrected, which increased unassigned surplus by $31 million. The most significant of these was an increase in variable annuity reserves due to an incorrect application of incident rates. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

In 2019, five out-of-period errors were identified and corrected, which decreased unassigned surplus by $206 million. The most significant of these was an increase in indexed annuity reserves due to an incorrect application of incident rates. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, effective January 1, 2020, the Company adopted the new accounting standard for current expected credit losses (CECL). This standard requires an allowance for credit losses based on the expectation of lifetime credit losses. Prior to the adoption of CECL, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan’s original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings for equity securities previously designated as available-for-sale and through net income for equity securities measured at fair value at the Company’s election.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index features in certain indexed universal life and fixed index annuity contracts and certain guaranteed features of variable and fixed index annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities,

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any negative IMR, agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the Commissioners’ Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP,

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2021
Bonds:
U.S. government obligations	$1,351	$203	$-	$1,554
All other governments	2,960	286	(61)	3,185
States, territories and possessions	349	60	-	409
Political subdivisions of states, territories and possessions	336	81	-	417
Special revenue	6,820	1,004	(11)	7,813
Industrial and miscellaneous	92,128	9,011	(587)	100,552
Hybrid securities	525	125	(2)	648
Bank loans	2,955	12	(41)	2,926
Parent, subsidiaries and affiliates	350	-	-	350
Total bonds	107,774	10,782	(702)	117,854
Preferred stock	91	5	-	96
Common stock*	1,144	-	-	1,144
Total equity securities	1,235	5	-	1,240
Total	$109,009	$10,787	$(702)	$119,094
December 31, 2020
Bonds:
U.S. government obligations	$1,576	$302	$(5)	$1,873
All other government	3,007	493	(16)	3,484
States, territories and possessions	379	86	(1)	464
Political subdivisions of states, territories and possessions	338	101	-	439
Special revenue	8,300	1,321	(2)	9,619
Industrial and miscellaneous	87,640	12,759	(297)	100,102
Hybrid securities	582	163	(6)	739
Bank loans	2,848	6	(67)	2,787
Parent, subsidiaries and affiliates	350	-	-	350
Total bonds	105,020	15,231	(394)	119,857
Preferred stock	85	10	-	95
Common stock*	1,019	-	-	1,019
Total equity securities	1,104	10	-	1,114
Total	$106,124	$15,241	$(394)	$120,971

* Common stock includes $979 million and $825 million of investments in affiliates at December 31, 2021 and 2020, respectively.

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

December 31, 2021
Bonds:
U.S. government obligations	$-	$-	$-	$-	$-	$-
All other government	482	(27)	213	(34)	695	(61)
U.S. States, territories and possessions	6	-	-	-	6	-
Political subdivisions of states, territories and possessions	32	-	-	-	32	-
Special revenue	421	(10)	18	(1)	439	(11)
Industrial and miscellaneous	17,010	(345)	3,330	(247)	20,340	(592)
Hybrid securities	11	-	23	(2)	34	(2)
Bank loans	1,067	(13)	753	(28)	1,820	(41)

Total bonds	19,029	(395)	4,337	(312)	23,366	(707)

Preferred stock	4	-	-	-	4	-
Common stock	6	(1)	-	-	6	(1)

Total equity securities	10	(1)	-	-	10	(1)

Total	$19,039	$(396)	$4,337	$(312)	$23,376	$(708)

December 31, 2020
Bonds:
U.S. government obligations	$35	$(5)	$-	$-	$35	$(5)
All other government	66	(2)	73	(13)	139	(15)
U.S States, territories and possessions	12	(1)	-	-	12	(1)
Political subdivisions of states, territories and possessions	5	-	-	-	5	-
Special revenue	333	(2)	-	-	333	(2)
Industrial and miscellaneous	6,404	(175)	2,130	(127)	8,534	(302)
Hybrid securities	54	(3)	24	(3)	78	(6)
Bank loans	1,788	(70)	-	-	1,788	(70)

Total bonds	8,697	(258)	2,227	(143)	10,924	(401)

Preferred stock	4	-	-	-	4	-

Total equity securities	4	-	-	-	4	-

Total	$8,701	$(258)	$2,227	$(143)	$10,928	$(401)

As of December 31, 2021 and 2020, the number of bonds and equity securities in an unrealized loss position was 2,507 and 1,111, respectively. Bonds comprised 2,501 of the total, of which 519 were in a continuous loss position greater than 12 months at December 31, 2021. Bonds comprised 1,109 of the total, of which 218 were in a continuous loss position greater than 12 months at December 31, 2020.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2021 and 2020, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value

December 31, 2021
Due in one year or less	$2,053	$2,073
Due after one year through five years	11,215	11,693
Due after five years through ten years	16,883	17,978
Due after ten years	51,891	58,569
LBaSS	26,365	28,172

Total	$108,407	$118,485

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $102 million and $109 million at December 31, 2021 and 2020, respectively, which is the fair value. At December 31, 2021 and 2020, the Company had no income excluded from due and accrued for bonds.

At December 31, 2021, the Company’s bond portfolio included bonds totaling $7.6 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries. At December 31, 2020, the Company’s bond portfolio included bonds totaling $7.7 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 6 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2021	2020
Consumer cyclical	18.7%	17.4%
Consumer non-cyclical	15.7	15.6
Capital Goods	8.9	10.0

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2021		December 31, 2020
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value
Loan-backed and structured securities	$26,365	$28,172	$27,025	$29,623

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2021 and 2020, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2021 and 2020, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2021, 2020 and 2019, the Company recognized total OTTI of $13 million, $57 million and $40 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2021 and 2020, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2021
LBaSS	$7,974	$(108)	$111	$(10)	$8,085	$(118)

December 31, 2020
LBaSS	$3,518	$(60)	$1,561	$(47)	$5,079	$(107)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2021	2020
Balance, beginning of year	$1,320	$1,293
Increases due to:
Credit impairment on new securities subject to impairment losses	-	16
Additional credit impairment on previously impaired investments	13	41
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	70	30
Balance, end of year	$1,263	$1,320

See Note 22 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2021.

Mortgage Loans

Mortgage loans had outstanding principal balances of $22.5 billion and $21.7 billion at December 31, 2021 and 2020, respectively. Contractual interest rates range from 1.45 percent to 10.25 percent. The mortgage loans at December 31, 2021 had maturity dates ranging from 2022 to 2069.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2021	2020
Geographic distribution:
Mid-Atlantic	30.5%	32.1%
Foreign	24.1	24.0
Pacific	12.4	11.2
South Atlantic	11.8	11.6
West South Central	7.0	7.0
East North Central	5.2	5.0
New England	4.9	4.7
Mountain	2.9	3.3
East South Central	0.6	0.6
West North Central	0.6	0.5
Total	100.0%	100.0%
Property type distribution:
Multi-family	37.1%	37.7%
Office	27.0	28.4
Retail	11.2	12.1
Industrial	10.5	10.7
Hotel/Motel	5.7	6.2
Other	8.5	4.9
Total	100.0%	100.0%

At December 31, 2021, there were 279 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 86 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2021 and 2020:

	Years Ended December 31,
	2021		2020
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	8.95%	2.10%	6.07%	2.16%
Multi-family	7.44	1.80	6.02	2.05
Retail	7.10	2.25	6.15	4.00
Industrial	6.50	2.35	5.59	2.85
Hotel/Motel	6.00	-	12.00	4.25
Other	5.91	1.99	5.05	2.72

The Company reduced the interest rate on one loans during 2021. The Company reduced the interest rate on three loans during 2020.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 95.0 percent and 115.0 percent, in 2021 and 2020, respectively.

At December 31, 2021, the Company held $549 million in impaired mortgages with $231 million of related allowances for credit losses and $318 million in impaired loans without a related allowance. At December 31, 2020, the Company held $284 million in impaired mortgages with $148 million of related allowances for credit losses and $136 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $371 million and $240 million, at December 31, 2021 and 2020, respectively. The Company recognized interest income of $14 million, $3 million and $2 million, in 2021, 2020 and 2019, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2021	2020	2019
Balance, beginning of year	$274	$197	$172
Additions (reductions) charged to unrealized capital loss	(28)	77	25
Direct write-downs charged against allowance	(1)	-	-
Balance, end of year	$245	$274	$197

During 2021, the Company did not derecognize any mortgage loans and did not recognized any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2021	2020
Current	$22,144	$21,131
30 - 59 days past due	98	106
60 - 89 days past due	3	76
90 - 179 days past due	29	64
Greater than 180 days past due	2	1
Total	$22,276	$21,378

At December 31, 2021 and 2020, the Company had mortgage loans outstanding under participant or co-lender agreements of $19.0 billion and $19.0 billion, respectively.

The Company had $404 million and $229 million in restructured loans at December 31, 2021 and 2020, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2021:

(in millions)	Residential		Commercial
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$-	-%	$127	0.10%
b. 91% to 95%	3	-	67	-
c. 81% to 90%	37	-	344	0.20
d. 71% to 80%	497	0.30	1,563	1.10
e. below 70%	1,096	0.70	18,543	12.60

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2021 and 2020. At December 31, 2021 and 2020, the Company had no outstanding commitments to debtors that hold loans with restructured terms.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The following table presents the components of the Company’s investment in real estate:

	December 31,
(in millions)	2021	2020
Properties occupied by the Company	$6	$6
Properties held for production of income	3	3
Total	$9	$9

The Company recognized no gains or losses in 2021 and 2020. The Company recognized gains of $4 million on the sale of real estate property in 2019. The Company did not recognize any impairment write-downs for its investment in real estate during 2021, 2020 and 2019.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2021	2020
Investments in limited liability companies	$964	$1,183
Investments in limited partnerships	3,752	2,725
Other unaffiliated investments	1,836	1,502
Receivable for securities	197	106
Initial margin for futures	55	40
Non-admitted assets	(123)	(115)
Total	$6,681	$5,441

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $867 million at December 31, 2021. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $15 million, $29 million and $62 million during 2021, 2020 and 2019, respectively.

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2021	2020	2019
Bonds	$4,802	$4,841	$4,949
Preferred stocks	4	9	15
Common stocks	7	4	6
Cash and short-term investments	15	34	58
Mortgage loans	946	898	864
Real estate*	4	5	47
Contract loans	65	78	80
Derivatives	167	90	60
Investment income from affiliates	1,419	119	170
Other invested assets	271	193	110
Gross investment income	7,700	6,271	6,359
Investment expenses	(197)	(236)	(256)

Net investment income	$7,503	$6,035	$6,103

* Includes amounts for the occupancy of Company-owned property of $2 million, $2 million and $12 million in 2021, 2020 and 2019 respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years Ended December 31,
(in millions)	2021	2020	2019
Bonds	$446	$566	$484
Preferred stocks	14	5	4
Common stocks	16	74	(24)
Cash and short-term investments	(1)	5	2
Mortgage loans	18	-	(47)
Real estate	-	7	4
Derivatives	(659)	649	(210)
Other invested assets	199	199	173
Other	(49)	-	-
Realized capital (losses) gains	(16)	1,505	386
Federal income tax benefit (expense)	3	(316)	(81)
Net gains transferred to IMR	(392)	(549)	(449)

Net realized capital (losses) gains	$(405)	$640	$(144)

During 2021, 2020 and 2019, the Company recognized $42 million, $117 million and $86 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years Ended December 31,
(in millions)	2021	2020	2019
Proceeds	$11,495	$11,460	$11,792

Gross realized capital gains	$823	$1,076	$799
Gross realized capital losses	(405)	(334)	(194)

Net realized capital gains	$418	$742	$605

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years Ended December 31,
(in millions)	2021	2020	2019
Bonds	$(171)	$213	$97
Preferred and common stocks	(311)	(23)	55
Mortgage loans	(129)	175	147
Real estate	-	(24)	-
Derivatives	139	271	981
Other invested assets	502	47	13
Other	25	(29)	7
Federal income tax expense	(116)	(124)	(350)

Net change in unrealized (losses) gains of investments	$(61)	$506	$950

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2021	2020	2021	2020	2021	2020
Bonds - AC	6	9	$28	$36	$28	$35
LB&SS - AC	2	3	7	93	7	101
Preferred Stock - AC	-	3	-	3	-	3
Preferred Stock - FV	3	-	-	-	-	-

Total	11	15	$35	$132	$35	$139
AC-Amortized Cost
FV-Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

At December 31, 2021 and 2020, the Company had bonds loaned with a fair value of approximately $2.3 billion and $1.6 billion, respectively, pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2021	2020
30 days or less	$313	$583
31 to 60 days	765	494
61 to 90 days	1,348	602
Subtotal	2,426	1,679
Securities collateral received	-	-

Total collateral received	$2,426	$1,679

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2021		December 31, 2020
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$1,727	$1,727	$1,692	$1,692
Subtotal	1,727	1,727	1,692	1,692
Securities collateral received	-	-	-	-
Total collateral reinvested	$1,727	$1,727	$1,692	$1,692

Repurchase Agreements

At December 31, 2021 and 2020, bonds with a fair value of approximately $122 million and $127 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

	December 31,
(in millions)	2021	2020
Open positions	$-	$-
30 days or less	-	-
31 to 60 days	-	-
61 to 90 days	-	-
Greater than 90 days	120	119
Subtotal	120	119
Securities collateral received	-	-
Total collateral received	$120	$119

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2021:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Open - No Maturity	$185	$165	$145	$141

2. Overnight	29	12	7	11

3. 2 Days to 1 Week	79	-	44	3

4. > 1 Week to 1 Month	-	-	-	-

5. > 1 Month to 3 Months	-	-	-	-

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

b. Ending Balance

1. Open - No Maturity	$42	$153	$97	$120

2. Overnight	-	-	-	-

3. 2 Days to 1 Week	79	-	44	-

4. > 1 Week to 1 Month	-	-	-	-

5. > 1 Month to 3 Months	-	-	-	-

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

The following table presents the Company’s liability to return collateral for the year ended December 31, 2021:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Cash (Collateral - All)	$293	$178	$196	$154

2. Securities Collateral (FV)	-	-	-	-

b. Ending Balance

1. Cash (Collateral - All)	$121	$153	$140	$120

2. Securities Collateral (FV)	-	-	-	-

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2021		December 31, 2020
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$117	$122	$114	$127
Greater than three years	-	-	-	-
Subtotal	117	122	114	127
Securities collateral received	-	-	-	-

Total collateral reinvested	$117	$122	$114	$127

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2021:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. BACV	$-	$-	$-	$-

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	-	-	-	-

b. Ending Balance

1. BACV	$116	$148	$131	$117

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	122	161	145	122

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2021:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3

Ending Balance

a. Bonds - BACV	$-	$63	$40	$12

b. Bonds - FV	-	64	44	13

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	-	63	40	12

q. Total Assets - FV	-	64	44	13

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted

Ending Balance

a. Bonds - BACV	$2	$-	$-	$-

b. Bonds - FV	2	-	-	-

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	2	-	-	-

q. Total Assets - FV	2	-	-	-

5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2021	2020
On deposit with states	$48	$48
Securities lending	2,107	1,320
Collateral held on securities lending	2,426	1,679
FHLB stock and collateral pledged	4,265	3,570
Subject to repurchase agreements	117	114
Collateral for derivatives	1,010	1,054
Guaranteed interest contracts	37	36
Other restricted assets	127	99

Total	$10,137	$7,920

6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2021
In general account:
RMBS	$990	$957	$1,201	$(4)
CDOs	761	754	775	-
Total subprime exposure	$1,751	$1,711	$1,976	$(4)

In general account:
RMBS	$992	$950	$1,190	$(27)
CDOs	1,003	1,001	1,025	(10)
Total subprime exposure	$1,995	$1,951	$2,215	$(37)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. Effective January 1, 2020 AGL adopted Statement of Statutory Accounting Principles 108, Derivatives Hedging Variable Annuity Guarantees (“SSAP 108”). SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy (CDHS) defined within Valuation Manual 21 (VM-21). Under SSAP 108 all derivatives are reported at fair value (“FV”). FV change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk is recognized as realized gain/loss in the current period there were no excludable components.

At December 31, 2021 and 2020, fair value of the derivatives was a liability of $354 million and $310 million, full contract fair value was a liability of $2.4 billion and $3.6 billion and hedge target fair value was a liability of $2.4 billion and $3.5 billion. For the period ending December 31, 2021 and 2020, FV change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk was a realized gain of $356 million and $740 million, respectively. FV change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk are recognized as deferred assets/liabilities in the current period and amortized over projected VA guarantees’ Macaulay Duration within the Standard Projection, but not more than 10 years. At December 31, 2021 and 2020, the FV change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk was a deferred liability of $76 million and $355 million, respectively. For the periods ending December 31, 2021 and 2020, amortization was a realized gain of $19 million and $41 million, respectively. FV change in hedge instruments not attributable to the hedged risk are recognized as unrealized gain/loss, if any. All FV changes in hedge instruments were attributable to the hedged risk for the period. Based on the currently liability profile, deferred asset/liabilities are being amortized over 10 years.

The Company has determined that its other derivative financial instruments do not qualify for hedge accounting. As a result, excluding the special accounting treatment for limited derivatives hedging variable annuity guarantees noted above, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one-day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $139 million in 2021, an unrealized capital gain of $271 million in 2020 and an unrealized capital gain of $981 million in 2019, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year 2021, as a result increases in fair values of derivatives covered by ISDA Master Agreements and Credit Support Annex provisions. At December 31, 2021, the Company held collateral for SSAP 86 and SSAP 108 derivatives of $418 million, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2021			December 31, 2020
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$24,013	$1,829	$1,829	$35,628	$1,723	$1,723
Foreign exchange contracts	5,217	494	494	2,823	384	384
Equity contracts	54,151	4,358	4,358	48,218	5,707	5,707
Credit contracts	1,840	-	-	3,680	2	2
Derivative assets, gross	85,221	6,681	6,681	90,349	7,816	7,816
Counter party netting*	-	(5,599)	(5,599)	-	(6,841)	(6,841)
Derivative assets, net	$85,221	$1,082	$1,082	$90,349	$975	$975
Liabilities:
Interest rate contracts	$23,713	$1,571	$1,571	$21,921	$1,404	$1,404
Foreign exchange contracts	5,874	327	327	7,165	567	567
Equity contracts	37,065	3,924	3,924	35,368	5,102	5,102
Credit contracts	-	-	-	-	-	-
Other contracts	52	-	-	54	6	6
Derivative liabilities, gross	66,704	5,822	5,822	64,508	7,079	7,079
Counter party netting*	-	(5,599)	(5,599)	-	(6,841)	(6,841)
Derivative liabilities, net	$66,704	$223	$223	$64,508	$238	$238

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2021		December 31, 2020
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$6,681	$(5,822)	$7,816	$(7,079)
Amount offset	(5,599)	5,599	(6,841)	6,841
Net amount presented in the Statement of Admitted Assets, Liabilities, and Capital and Surplus	$1,082	$(223)	$975	$(238)

8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2021		December 31, 2020
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$24,013	2071	$35,628	2069
Foreign exchange contracts	5,217	2051	2,823	2048
Equity contracts	54,151	2028	48,218	2028
Credit contracts	1,840	2026	3,680	2025
Derivative liabilities:
Interest rate contracts	23,713	2070	21,921	2070
Foreign exchange contracts	5,874	2060	7,165	2060
Equity contracts	37,065	2023	35,368	2022
Credit contracts	-		-
Other contracts	52	2042	54	2042

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The credit exposure to the Company’s derivative contracts aggregated $978.2 million and $1.0 billion at December 31, 2021 and 2020, respectively.

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2021
Assets:
Bonds	$117,841	$107,761	$-	$102,757	$15,084
Preferred stocks	83	79	-	83	-
Common stocks	158	158	-	158	-
Cash, cash equivalents and short-term investments	802	802	170	632	-
Mortgage loans	23,331	22,276	-	-	23,331
Contract loans	1,164	1,164	-	-	1,164
Receivables for securities	197	197	-	197	-
Securities lending reinvested collateral assets	1,727	1,727	-	1,727	-
Separate account assets	13,248	12,492	-	13,248	-
Liabilities:
Policy reserves and contractual liabilities	12,293	11,518	-	153	12,140
Payable for securities	678	678	-	678	-
Payable for securities lending	2,426	2,426	-	2,426	-
December 31, 2020
Assets:
Bonds	$119,814	$104,978	$-	$104,516	$15,298
Preferred stocks	95	85	9	82	4
Common stocks	139	139	-	139	-
Cash, cash equivalents and short-term investments	1,059	1,059	68	991	-
Mortgage loans	22,934	21,378	-	-	22,934
Contract loans	1,235	1,235	-	-	1,235
Receivables for securities	106	106	-	106	-
Securities lending reinvested collateral assets	1,692	1,692	-	1,692	-
Separate account assets	9,937	9,563	-	9,937	-
Liabilities:
Policy reserves and contractual liabilities	13,327	12,154	-	199	13,128
Payable for securities	257	257	-	257	-
Payable for securities lending	1,679	1,679	-	1,679	-

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2021
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$2	$11	$-	$13
Total bonds	-	2	11	-	13
Preferred stock
Industrial and miscellaneous	5	1	6	-	12
Total preferred stock	5	1	6	-	12
Common stock
Industrial and miscellaneous	7	-	-	-	7
Mutual funds	-	1	-	-	1
Total common stock	7	1	-	-	8
Derivative assets:
Interest rate contracts	-	1,829	-	-	1,829
Foreign exchange contracts	-	494	-	-	494
Equity contracts	5	3,942	410	-	4,357
Counterparty netting	-	-	-	(5,599)	(5,599)
Total derivative assets	5	6,265	410	(5,599)	1,081
Separate account assets	55,769	2,037	-	-	57,806
Total assets at fair value	$55,786	$8,306	$427	$(5,599)	$58,920
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$1	$1,570	$-	$-	$1,571
Foreign exchange contracts	-	327	-	-	327
Equity contracts	1	3,901	22	-	3,924
Counterparty netting	-	-	-	(5,599)	(5,599)
Total derivative liabilities	2	5,798	22	(5,599)	223
Total liabilities at fair value	$2	$5,798	$22	$(5,599)	$223
December 31, 2020
Assets at fair value:
Bonds
U.S. special revenue	$-	$14	$2	$-	$16
Industrial and miscellaneous	-	16	10	-	26
Total bonds	-	30	12	-	42
Common stock
Industrial and miscellaneous	5	-	-	-	5
Mutual funds	-	50	-	-	50
Parent, subsidiaries and affiliates	4	-	-	-	4
Total common stock	9	50	-	-	59
Derivative assets:
Interest rate contracts	-	1,723	-	-	1,723
Foreign exchange contracts	-	384	-	-	384
Equity contracts	8	5,521	179	-	5,708
Credit contracts	-	-	2	-	2
Counterparty netting	-	-	-	(6,841)	(6,841)
Total derivative assets	8	7,628	181	(6,841)	976
Separate account assets	51,430	2,103	-	-	53,533
Total assets at fair value	$51,447	$9,811	$193	$(6,841)	$54,610
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$1	$1,403	$-	$-	$1,404
Foreign exchange contracts	-	567	-	-	567
Equity contracts	8	5,045	49	-	5,102
Other contracts	-	-	6	-	6
Counterparty netting	$-	$-	$-	$(6,841)	$(6,841)
Total derivative liabilities	9	7,015	55	(6,841)	238
Total liabilities at fair value	$9	$7,015	$55	$(6,841)	$238

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets	Derivative Liabilities
Balance, January 1, 2019	$14	75	$3	$69	$161	$6
Total realized/unrealized capital gains or losses:
Included in net income (loss)	-	-	(7)	(19)	(26)	12
Included in surplus	(1)	-	(1)	67	65	23
Purchases, issuances and settlements	(2)	-	2	40	40	(11)
Transfers into Level 3	15	-	23	-	38	-
Transfers out of Level 3	(25)	(75)	-	-	(100)	-
Balance, December 31, 2019	$1	-	$20	$157	$178	$30
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(2)	-	-	88	86	44
Included in surplus	2	1	-	30	33	24
Purchases, issuances and settlements	(14)	-	(30)	(94)	(138)	(43)
Transfers into Level 3	39	1	10	-	50	-
Transfers out of Level 3	(14)	(2)	-	-	(16)	-
Balance, December 31, 2020	$12	-	$-	$181	$193	$55
Total realized/unrealized capital gains or losses:
Included in net income (loss)	(9)	14	10	(56)	(41)	7
Included in surplus	15	-	-	28	43	(49)
Purchases, issuances and settlements	(43)	(12)	(10)	258	193	9
Transfers into Level 3	38	4	-	52	94	-
Transfers out of Level 3	(2)	-	-	(53)	(55)	-
Balance, December 31, 2021	$11	6	$-	$410	$427	$22

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2021 and 2020, there were no transfers between Level 1 and Level 2 securities and transfers between Level 2 and Level 3 securities were less than one million.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2021 and 2020 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2021.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2021
Derivative assets at fair value	$5	$6,266	$410	$6,681
Derivative liabilities at fair value	2	5,798	22	5,822

December 31, 2020
Derivative assets at fair value	$8	$7,628	$181	$7,817
Derivative liabilities at fair value	9	7,015	55	7,079

10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2021	2020
Life insurance	$40,862	$39,829
Annuities (excluding supplementary contracts with life contingencies)	84,078	80,859
Supplementary contracts with life contingencies	582	560
Accidental death benefits	16	17
Disability - active lives	33	34
Disability - disabled lives	221	237
Excess of VM-21 reserves over basic reserves	181	1,504
Excess of AG 43 reserves over basic reserves	-	-
Deficiency reserves	1,351	1,477
Other miscellaneous reserve	1,324	1,077
Gross life and annuity reserves	128,648	125,594
Reinsurance ceded	(24,568)	(24,330)
Net life and annuity reserves	104,080	101,264
Accident and health reserves
Unearned premium reserves	8	9
Present value of amounts not yet due on claims	202	215
Additional contract reserves	537	544
Gross accident and health reserves	747	768
Reinsurance ceded	(11)	(12)
Net accident and health reserves	736	756
Aggregate policy reserves	$104,816	$102,020

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2021

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$30,463	$2,182	$-	$32,645	28.04	%
b. At book value less current surrender charge of 5% or more	9,468	-	-	9,468	8.13	%
c. At fair value	-	39	34,380	34,419	29.56	%
d. Total with market adjustment or at fair value	39,931	2,221	34,380	76,532	65.73	%
e. At book value without adjustment (minimal or no charge or adjustment)	25,532	-	5	25,537	21.93	%
(2) Not subject to discretionary withdrawal	14,292	-	79	14,371	12.34	%
(3) Total (gross: direct + assumed)	$79,755	$2,221	$34,464	$116,440	100.00	%
(4) Reinsurance ceded	257	-	-	257
(5) Total (net)* (3) - (4)	$79,498	$2,221	$34,464	$116,183
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$1,606	$-	$-	$1,606
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B. Group Annuities:
	December 31, 2021

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$192	$67	$-	$259	0.80	%
b. At book value less current surrender charge of 5% or more	36	-	-	36	0.11	%
c. At fair value	-	-	18,579	18,579	57.37	%
d. Total with market adjustment or at fair value	228	67	18,579	18,874	58.28	%
e. At book value without adjustment (minimal or no charge or adjustment)	2,569	-	-	2,569	7.93	%
(2) Not subject to discretionary withdrawal	2,109	8,804	30	10,943	33.79	%
(3) Total (gross: direct + assumed)	$4,906	$8,871	$18,609	$32,386	100.00	%
(4) Reinsurance ceded	65	-	-	65
(5) Total (net)* (3) - (4)	$4,841	$8,871	$18,609	$32,321
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$13	$-	$-	$13
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):
	December 31, 2021

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$-	$-	$-	$-	-	%
b. At book value less current surrender charge of 5% or more	-	-	-	-	-	%
c. At fair value	-	-	-	-	-	%
d. Total with market adjustment or at fair value	-	-	-	-	-	%
e. At book value without adjustment (minimal or no charge or adjustment)	588	-	1	589	4.74	%
(2) Not subject to discretionary withdrawal	11,756	-	76	11,832	95.26	%
(3) Total (gross: direct + assumed)	$12,344	$-	$77	$12,421	100.00	%
(4) Reinsurance ceded	17	-	-	17
(5) Total (net)* (3) - (4)	$12,327	$-	$77	$12,404
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$181	$-	$-	$181
* Represents annuity reserves reported in separate accounts liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2021:

	December 31, 2021
	General Account			Separate Account - Nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term policies with cash value	$1	$491	$3,061	$-	$-	$-
(2) Universal life	5,860	5,795	6,570	-	-	-
(3) Universal life with secondary guarantees	1,719	1,459	7,233	-	-	-
(4) Indexed universal life	708	616	713	-	-	-
(5) Indexed universal life with secondary guarantees	1,346	851	1,551	-	-	-
(6) Indexed life	-	-	-	-	-	-
(7) Other permanent cash value life insurance	2,152	8,648	9,920	1,855	1,855	1,855
(8) Variable life	-	-	-	-	-	-
(9) Variable universal life	117	103	159	1,263	1,255	1,224
(10) Miscellaneous reserves	-	1	1	-	-	-
B. Not subject to discretionary withdrawal
or no cash values
(1) Term policies without cash value	XXX	XXX	$11,653	XXX	XXX	$-
(2) Accidental death benefits	XXX	XXX	16	XXX	XXX	-
(3) Disability - active lives	XXX	XXX	33	XXX	XXX	-
(4) Disability - disabled lives	XXX	XXX	221	XXX	XXX	-
(5) Miscellaneous reserves	XXX	XXX	2,407	XXX	XXX	-
C. Total (gross: direct + assumed)	$11,903	$17,964	$43,538	$3,118	$3,110	$3,079
D. Reinsurance ceded	6,312	9,266	24,223	-	-	-
E. Total (net) (C) - (D)	$5,591	$8,698	$19,315	$3,118	$3,110	$3,079

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company’s separate account by certain states, including Texas.

Certain other separate accounts relate to flexible premium adjustable life insurance and terminal funding annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

During 2019, AGL established an insulated subaccount CRT-1 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account to the subaccount CRT-1 was $9 million during the fourth quarter of 2021 and $11 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-1. The insulated separate account maintained a reserve of $180 million at December 31, 2021 for this subaccount CRT-1.

During 2020, AGL established an insulated subaccount CRT-2 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-2 to the general account, was $28 million during the fourth quarter of 2021 and $37 million on a

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-2. The insulated separate account maintained a reserve of $401 million at December 31, 2021 for this subaccount CRT-2.

During 2020, AGL established an insulated subaccount CRT-3 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account to the subaccount CRT-3 was $117 million during the fourth quarter of 2021 and $25 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-3. The insulated separate account maintained a reserve of $486 million at December 31, 2021 for this subaccount CRT-3.

During 2021, AGL established an insulated subaccount CRT-5 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account CRT-5 to the subaccount was $49 million during the fourth quarter of 2021 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-5. The insulated separate account maintained a reserve of $230 million at December 31, 2021 for this subaccount CRT-5.

During 2021, AGL established an insulated subaccount CRT-6 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-6 to the general account was $23 million during the fourth quarter of 2021 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-6. The insulated separate account maintained a reserve $196 million at December 31, 2021 for this subaccount CRT-6.

During 2021, AGL established an insulated subaccount CRT-7 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-7 to the general account was $0 during the fourth quarter of 2021 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-7. The insulated separate account maintained a reserve $721 million at December 31, 2021 for this subaccount CRT-7.

During 2021, AGL established an insulated subaccount CRT-8 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-8 to the general account was $0 during the fourth quarter of 2021 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-8. The insulated separate account maintained a reserve $807 million at December 31, 2021 for this subaccount CRT-8.

The following table presents separate account assets by product or transaction:

	December 31, 2021		December 31, 2020
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$54,057	$-	$49,901	$-
Variable life	3,750	-	3,574	-
Bank-owned life insurance - hybrid	463	-	464	-
Deferred annuities with MVA features	428	-	452	-
Terminal funding	9,759	-	6,897	-
Stable value wrap	-	-	57	-
Annuities with MVA features	-	1,818	-	1,727
Fixed annuities excess interest adjustment features	-	23	-	23
Total	$68,457	$1,841	$61,345	$1,750
Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2021 and 2020 is $5.3 billion and $6.2 billion, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

There was no separate account business seed money at December 31, for both 2021 and 2020.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2021	$539	$36
2020	450	43
2019	383	35
2018	324	41
2017	292	40

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed Guarantee less than or equal to 4%	Non- indexed Guarantee more than 4%	Non- guaranteed Separate Accounts	Total
December 31, 2021
Premiums, considerations or deposits	$414	$-	$9	$6,659	$7,082
Reserves for accounts with assets at:
Market value	$-	$-	$-	$56,703	$56,703
Amortized costs	1,805	9,370	361	-	11,536
Total reserves	$1,805	$9,370	$361	$56,703	$68,239
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,805	$8,840	$361	$-	$11,006
At market value	-	-	-	56,565	56,565
Subtotal	1,805	8,840	361	56,565	67,571
Not subject to discretionary withdrawal	-	530	-	138	668
Total reserves	$1,805	$9,370	$361	$56,703	$68,239
December 31, 2020
Premiums, considerations or deposits	$287	$-	$15	$4,263	$4,565
Reserves for accounts with assets at:
Market value	$-	$-	$-	$52,439	$52,439
Amortized costs	1,542	6,988	404	-	8,934
Total reserves	$1,542	$6,988	$404	$52,439	$61,373
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,542	$5,360	$404	$-	$7,306
At market value	-	-	-	52,324	52,324
Subtotal	1,542	5,360	404	52,324	59,630
Not subject to discretionary withdrawal	-	1,628	-	114	1,742
Total reserves	$1,542	$6,988	$404	$52,438	$61,372
December 31, 2019
Premiums, considerations or deposits	$397	$-	$16	$3,693	$4,106
Reserves for accounts with assets at:
Market value	$-	$-	$-	$48,744	$48,744
Amortized costs	1,258	5,178	422	-	6,858
Total reserves	$1,258	$5,178	$422	$48,744	$55,602
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,258	$3,567	$422	$-	$5,247
At market value	-	-	-	48,639	48,639
Subtotal	1,258	3,567	422	48,639	53,886
Not subject to discretionary withdrawal	-	1,611	-	105	1,716
Total reserves	$1,258	$5,178	$422	$48,744	$55,602

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years ended December 31,
(in millions)	2021	2020	2019
Transfers to separate accounts	$7,082	$4,553	$4,106
Transfers from separate accounts	(5,400)	(4,280)	(4,298)
Net transfers to separate accounts	1,682	273	(192)
Reconciling adjustments:
Deposit-type contracts	-	-	-
Total reconciling adjustments	-	-	-
Transfers as reported in the Statutory Statements of Operations	$1,682	$273	$(192)

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB, GMIB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $0.2 billion and $1.5 billion at December 31, 2021 and 2020, respectively. The Company chose to record reserves in excess of VM-21 minimum reserves in December 31, 2021 and AG 43 in 2020, such that the reserves in both periods equal the C3 Phase II Total Asset Requirement level.

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company’s most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent, which is no longer offered.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $0.7 billion and $0.8 billion at December 31, 2021 and 2020, respectively.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $439 million and $995 million at December 31, 2021 and 2020, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

13. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented less than 1.0 percent of gross insurance in-force at December 31, 2021, 2020 and 2019, respectively. Policyholder dividends for the years ended December 31, 2021, 2020 and 2019 were $13 million, $5 million, and $4 million, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

14. PREMIUM AND ANNUITY CONSIDERATION DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2021		December 31, 2020
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$1	$1	$19	$19
Ordinary renewal	(395)	164	(360)	212
Group life	(16)	(16)	1	1
Total	$(410)	$149	$(340)	$232

15. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Effective December 31, 2019, the Company entered into an excess of loss reinsurance agreement providing coverage for aggregate claims incurred during the agreement term associated with guaranteed minimum withdrawal benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point defined in the treaty. Effective October 1, 2020, the Company entered into an additional excess of loss reinsurance agreement covering certain fixed indexed annuities with guaranteed living benefits issued in April 2019 or later, including certain new business issued after the effective date (“Block 2”). The Company did not recognize any reserve credits associated with these treaties, but did recognize an asset related to a permitted practice, associated with the notional value of coverage defined in the treaties. Please see Note 2 for further details regarding the permitted practice.

Reinsurance premiums assumed in 2021, 2020 and 2019 were $2.3 billion, $1.1 billion and $0.2 billion, respectively. Reinsurance premiums ceded in 2021, 2020 and 2019 were $3.3 billion, $3.3 billion and $2.9 billion, respectively. Additionally, reserves on reinsurance assumed were $4.5 billion, $2.6 billion and $1.6 billion at December 31, 2021, 2020 and 2019, respectively. The reserve credit taken on reinsurance ceded was $24.6 billion, $24.4 billion and $24.0 billion at December 31, 2021, 2020 and 2019, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2021 and 2020, the Company’s reinsurance recoverables were $338 million and $364 million, respectively.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.

The NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. Prior to 2016, the Company managed the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) were ceded to the Parent under a coinsurance/modified coinsurance agreement effective January 1, 2011 (the AGC Life Co/ModCo Agreement), prior to the recapture of in-force business effective December 31, 2016. New

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

business is still ceded under this treaty. Concurrent with the recapture of this in-force business, the reserves were ceded to an unaffiliated reinsurer via amendment to a treaty effective July 1, 2016.

In 2021, the AGC Life Co/ModCo Agreement increased the Company’s pre-tax earnings by $333 million, while in 2020, the AGC Life Co/ModCo Agreement increased pre-tax earnings by $337 million. In 2019, the AGC Life Co/ModCo Agreement increased pre-tax earnings by $520 million.

AIG established Fortitude Reinsurance Company, Ltd. (“Fortitude Re”), a wholly owned subsidiary of Fortitude Group Holdings, LLC (“Fortitude Holdings”), in 2018 in a series of reinsurance transactions related to certain of AIG’s legacy operations. AIG established Fortitude Reinsurance Company, Ltd. (“Fortitude Re”), a wholly owned subsidiary of Fortitude Group Holdings, LLC (“Fortitude Holdings”), in 2018 in a series of reinsurance transactions related to certain of AIG’s legacy operations. In February 2018, The Company, Variable Annuity Life Insurance Company and US Life Insurance Company of New York (“USL”) entered into modified coinsurance (“modco”) agreements with Fortitude Re. On July 1, 2020, the Company and USL amended the modco agreements. Under the terms of the amendment, certain business ceded to Fortitude Re was recaptured by the Company and certain additional business was ceded by the Company to Fortitude Re.

In November 2018, AIG sold a 19.9% ownership interest in Fortitude Holdings to TC Group Cayman Investments Holdings, L.P. (“TCG”), an affiliate of Carlyle. On June 2, 2020, AIG completed the sale of a majority of the interests in Fortitude Holdings to Carlyle FRL, L.P. (“Carlyle FRL”), an investment fund advised by an affiliate of The Carlyle Group Inc. (“Carlyle”), and T&D United Capital Co., Ltd. (“T&D”), a subsidiary of T&D Holdings, Inc., under the terms of a membership interest purchase agreement entered into on November 25, 2019 by and among AIG, Fortitude Holdings, Carlyle FRL, Carlyle, T&D and T&D Holdings, Inc. (the “Majority Interest Fortitude Sale”). As a result of completion of the Majority Interest Fortitude Sale, Carlyle FRL purchased from AIG a 51.6% ownership interest in Fortitude Holdings and T&D purchased from AIG a 25% ownership interest in Fortitude Holdings; AIG retained a 3.5% ownership interest in Fortitude Holdings and one seat on its Board of Managers. On October 1, 2021, AIG, Inc. contributed its remaining 3.5% ownership interest in FGH Parent, L.P., to Corebridge. As of the closing of the Majority Interest Fortitude Sale, these reinsurance transactions are no longer considered affiliated transactions.

Following closing, in the second quarter of 2020, AIG contributed $135 million of the proceeds of the Majority Interest Fortitude Sale to USL. For further information regarding the Fortitude Re reinsurance transactions, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The table below presents the impact of the execution of the ModCo Agreement in February 2018 with an effective date of January 1, 2017, by line item in the Company’s statements of assets, liabilities, surplus and other funds and on the summary of operations:

				Balance as of December 31, 2021
Statutory Statements of Assets, Liabilities and Capital and Surplus
Funds withheld				$238

Increase (Decrease) (in millions)	Initial Accounting	As of the Years Ended December 31, 2020, 2019, 2018 and 2017	Total Reported at December 31, 2020	As of and Year Ended December 31, 2021
Statutory Statement of Operations
Premiums and annuity considerations	$(22,152)	$(1,456)	$(23,608)	$(248)
Commissions and expense allowances	-	225	225	80
Reserve adjustments on reinsurance ceded	22,152	(6,671)	15,481	(1,854)
Total revenues	-	(7,902)	(7,902)	(2,022)
Death benefits	-	(1,030)	(1,030)	(285)
Annuity benefits	-	(4,068)	(4,068)	(967)
Surrender benefits	-	(511)	(511)	(134)
Other benefits	-	(989)	(989)	(254)
Other expenses	-	(1)	(1)	-
Total benefits and expenses	-	(6,599)	(6,599)	(1,640)
Net gain from operations before dividends to policyholders and federal income taxes	-	(1,303)	(1,303)	(382)
Dividends to policyholders	-	(47)	(47)	(9)
Net gain from operations after dividends to policyholders and before federal income taxes	$-	$(1,256)	$(1,256)	$(373)

In 2021 and 2019, the Company commuted reinsurance treaties with non-affiliated reinsurers, which resulted in increases in the Company’s pre-tax earnings of less than a million dollars. The Company did not commute any treaties with non-affiliated reinsurers in 2020.

The Company has an annuity Co/ModCo agreement with an affiliate, AIG Life of Bermuda, Ltd. (AIGB), in which AIGB reinsures certain deferred annuity contracts issued between 2003 and 2007. The agreement is such that the Company retains and controls assets held in relation to the related reserve. At December 31, 2021 and 2020, the assets and liabilities resulting from the agreement and recorded in the accompanying financial statements were $5.6 billion and $6.0 billion, respectively. In 2021, 2020 and 2019, the Agreement decreased the Company’s pre-tax earnings by $1 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

16. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act to mitigate the economic impacts of the COVID-19 crisis. The tax provisions of the CARES Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

On November 15, 2021, the U.S. enacted the Infrastructure Investment and Jobs Act to improve infrastructure in the U.S. The tax provisions for the Infrastructure Investment and Jobs Act have not had and are currently not expected to have a material impact on our U.S. federal tax liabilities.

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2021			December 31, 2020			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$2,970	$2,434	$5,404	$2,694	$1,968	$4,662	$276	$466	$742
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross DTA	2,970	2,434	5,404	2,694	1,968	4,662	276	466	742
DTA non-admitted	1,681	2,434	4,115	1,505	1,968	3,473	176	466	642
Net admitted DTA	1,289	-	1,289	1,189	-	1,189	100	-	100
DTL	435	-	435	430	-	430	5	-	5
Total	$854	$-	$854	$759	$-	$759	$95	$-	$95

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2021			December 31, 2020			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components
SSAP 101
Federal income taxes paid in prior years recoverable through loss carry backs	$-	$-	$-	$-	$-	$-	$-	$-	$-
Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	854	-	854	759	-	759	95	-	95
1. Adjusted gross DTA expected to be realized following the reporting date	854	-	854	759	-	759	95	-	95
2. Adjusted gross DTA allowed per limitation threshold	-	-	1,498	-	-	1,329	-	-	169
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	435	-	435	430	-	430	5	-	5
DTA admitted as the result of application of SSAP 101	$1,289	$-	$1,289	$1,189	$-	$1,189	$100	$-	$100

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years ended December 31,
($ in millions)	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	785%	777%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$9,987	$8,857

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2021	2020	2019
Current income tax expense
Federal	$1,421	$961	$760
Foreign	1	-	-
Subtotal	1,422	961	760
Federal income tax on net capital gains (losses)	(3)	316	81
Federal income tax incurred	$1,419	$1,277	$841

	Years Ended December 31,
(in millions)	2021	2020	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$1,432	$1,255	$177
Investments	15	14	1
Deferred acquisition costs	947	817	130
Fixed assets	404	407	(3)
Compensation and benefits accrual	37	42	(5)
Tax credit carryforward	97	123	(26)
Other (including items less than 5% of total ordinary tax assets)	38	36	2
Subtotal	2,970	2,694	276
Non-admitted	1,681	1,505	176
Admitted ordinary deferred tax assets	1,289	1,189	100
Capital:
Investments	2,434	1,968	466
Subtotal	2,434	1,968	466
Non-admitted	2,434	1,968	466
Admitted capital deferred tax assets	-	-	-
Admitted deferred tax assets	1,289	1,189	100
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	107	104	3
Policyholder reserves	245	250	(5)
General expense	82	76	6
Other (including items less than 5% of total ordinary tax liabilities)	1	-	1
Subtotal	435	430	5
Capital:
Other (including items less than 5% of total capital tax liabilities)	-	-	-
Subtotal	-	-	-
Deferred tax liabilities	435	430	5
Net deferred tax assets	$854	$759	$95

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2021	2020	Change
Total adjusted deferred tax assets	$5,404	$4,662	$742
Total deferred tax liabilities	435	430	5
Net adjusted deferred tax assets	$4,969	$4,232	737
Tax effect of unrealized gains (losses)			116
Tax effect of prior year corrections			(48)
Change in net deferred income tax			$805

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2021		December 31, 2020		December 31, 2019
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$769	21.0%	$262	21.0%	$196	21.0%
Disregarded entities	(152)	(4.3)	7	0.6	10	1.1
Amortization of interest maintenance reserve	21	0.6	111	8.9	71	7.6
Surplus adjustments	(17)	(0.5)	62	5.1	(44)	(4.6)
Dividends received deduction	(15)	(0.4)	(20)	(1.6)	(29)	(3.1)
Other permanent adjustments	11	0.3	3	0.2	12	1.2
Prior year return true-ups and adjustments	(11)	(0.3)	7	0.5	(60)	(6.4)
Change in non-admitted assets	6	0.2	(13)	(1.0)	4	0.4
LTIP Shortfall Deduction	2	0.1	7	0.6	-	-
Change in valuation adjustment	-	-	-	-	(220)	(23.6)
Statutory income tax expense (benefit)	$614	16.7%	$426	34.3%	$(60)	(6.4)%

Federal income taxes incurred	$1,419	38.7%	$1,277	102.5%	$841	90.2%
Change in net deferred income taxes	(805)	(22.0)	(851)	(68.2)	(901)	(96.6)
Statutory income tax expense	$614	16.7%	$426	34.3%	$(60)	(6.4)%

At December 31, 2021, the Company had the following foreign tax credits carryforwards:

(in millions)
Year Expires	Amount
2022	$7
2023	1
2024	1
Total	$9

At December 31, 2021, the Company had no operating loss carryforwards or capital loss carryforwards.

At December 31, 2021, the Company had no alternative minimum tax credit.

At December 31, 2021, the Company had the following general business credit carryforwards:

(in millions)
Year Expires	Amount
2027	$3
2028	13
2029	19
2030	38
2031	7
2032	8
Total	$88

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2021, the Company had no charitable contribution carryforwards.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2019	$183
2020	441
2021	565
Total	$1,189

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $5.4 billion and concluded that no valuation allowance was required at December 31, 2021. Similarly, the Company concluded that no valuation allowance was required on the DTAs of $4.7 billion at December 31, 2020.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

	Years Ended December 31,
(in millions)	2021	2020
Gross unrecognized tax benefits at beginning of year	$17	$17
Increases in tax position for prior years	-	-
Decreases in tax position for prior years	(10)	-
Gross unrecognized tax benefits at end of year	$7	$17

At December 31, 2021 and 2020, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $7 million and $17 million respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2021 and 2020, the Company had accrued liabilities of $(0.1) million and $7 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2021, the Company recognized expense of $7 million interest (net of the federal benefit) and penalties. In 2020 and 2019 the Company recognized expense of less than $1 million interest (net of the federal benefit) and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2021, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2011-2013. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2020 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2021.

Alternative Minimum Tax Credit

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)	2021
(1) Gross AMT Credit Recognized as:
a. Current year recoverable	$-
b. Deferred tax asset (DTA)	-

(2) Beginning balance of AMT credit carryforward	$1
(3) Amounts recovered	1
(4) Adjustments	-
(5) Ending Balance of AMT credit carryforward (5=2-3-4)	-
(6) Reduction for sequestration	-
(7) Nonadmitted by reporting entity	-
(8) Reporting entity ending balance (8=5-6-7)	$-

The Company joins in the filing of a consolidated federal income tax return with AIG.

The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The following table lists those companies that form part of the 2021 AIG consolidated federal tax return:

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Assignment Company, LLC	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited

AH SLP 1094 San Lucas, LLC	AH SubGP 1000 Woodwind Lakes, LLC	AH SubGP 1007 Highland Meadow, LLC	AH SubGP 1020 Collingham, LLC	AH SubGP 1045 Montgomery, LLC

AH SubGP 1098 Green Pines, LLC	AH SubGP 1158 Flat Iron, LLC	AH SubGP 1248 North Vista, LLC	AH SubGP 1263 West Virginia, LLC	AH SubGP 1384 Woodglen, LLC

AH SubGP 1433 Magnolia, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1470 Palmetto, LLC	AH SubGP 1480 Eastmont Senior, LLC	AH SubGP 1535 Hunter’s Run, LLC

AH SubGP 1548 Walnut, LLC	AH SubGP 1551 Spanish Creek, LLC	AH SubGP 1597 Broadmoor, LLC	AH SubGP 1600 Rainer, LLC	AH SubGP 1631 Broadway, LLC

AH SubGP 1694 Sonoma, LLC	AH SubGP 245 Garland, LLC	AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC	AH SubGP 641 McKinney Apartments, LLC

AH SubGP 665 Salinas Bay, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC	AH SubGP 785 Mayfield, LLC

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company

AH SubGP 787 North Knoll, LLC	AH SubGP 835 Whispering, LLC	AH SubGP 842 Huebner, LLC	AH SubGP 911 Mainland, LLC	AH SubGP 929 Collinwood, LLC

AH SubGP 936 Emmaus, LLC	AH SubGP 997 Maxey, LLC	AH SubGP Crestview Duplexes, LLC	AH SubGP GAG Gandolf, LLC	AH SubGP MDL, LLC

AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC	AIG Assurance Company

AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Claims, Inc.	AIG Commercial Equipment Finance, Inc.

AIG Commercial Real Estate Lending	AIG Credit (Europe) Corporation	AIG Credit Corp.	AIG Direct Insurance Services, Inc.	AIG Employee Services, Inc.

AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Fund Services, Inc.	AIG Global Asset Management Holdings Corp.

AIG Global Capital Markets Securities, LLC	AIG Global Operations (Ireland) Limited	AIG Global Real Estate Investment Corp.	AIG GLOBAL REAL ESTATE INVESTMENT CORP. [RUSS	AIG Home Protection Company, Inc.

AIG Insurance Management Services, Inc.	AIG International Inc.	AIG Kirkwood, Inc.	AIG Korean Real Estate Development YH	AIG Life Holdings, Inc.

AIG Life of Bermuda, Ltd.	AIG Markets, Inc.	AIG Matched Funding Corp.	AIG MEA Investments and Services, LLC	AIG Mortgage Capital, LLC

AIG North America, Inc.	AIG Partnership Holdings Corp.	AIG PC Global Services Inc.	AIG PC Global Services, Inc. United Kingdom	AIG Procurement Services, Inc.

AIG Property Casualty Company	AIG Property Casualty Europe Financing Ltd.	AIG Property Casualty International, LLC	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.

AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Shared Services Corporation - Management

AIG Shared Services Corporation (Philippines)	AIG Specialty Insurance Company	AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)

AIG Travel Assist, Inc.	AIG Travel, Inc.	AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	AIG Warranty Services of Florida, Inc.	AIG WarrantyGuard, Inc.

AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.	AIG-FP Pinestead Holdings Corp.	AIGGRE DC Ballpark Investor, LLC

AIGGRE Europe Real Estate Fund I	AIGGRE Europe Real Estate Fund I GP S.a r.l.	AIGGRE Europe Real Estate Fund II GP S.a.r.l	AIGGRE Market Street II LLC	AIGGRE U.S. LT Apartments Investor Lexington

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company

AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC	AIGGRE U.S. Real Estate Fund III	AIGGRE U.S. Real Estate Fund IV Lexington

AIGGRE U.S. Real Estate Fund IV Sidecar	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company	Akita, Inc.

Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.	American General Annuity Service Corporation

American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Ins. Co. Non-Insulated	American General Life Insurance Co. - Insulat

American General Life Insurance Company	American General Life Services Company, LLC	American General Realty	American Home Assurance Company	American International Facilities Management

American International Group, Inc.	American International Realty Corporation	American International Reinsurance	Arthur J. Glatfelter Agency, Inc.	Blackboard Customer Care Insurance Services

Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	CAP Investor 1, LLC

CAP Investor 10, LLC	CAP Investor 14, LLC	CAP Investor 2, LLC	CAP Investor 4, LLC	CAP Investor 5, LLC

CAP Investor 8, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company	Connective Mortgage Advisory Company	Crop Risk Services, Inc.

Crossings SAHP Corp.	Design Professionals Association	DIL/SAHP Corp.	DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company

Eastgreen, Inc.	First Principles Capital Management, LLC	Forest SAHP Corp.	Fortitude Life & Annuity Solutions, Inc.	GIG of Missouri, Inc.

GIG Reinsurance Company, Ltd.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Global Loss Prevention, Inc.

Global Loss Prevention, Inc. [Canada]	Grand Savannah SAHP Corp.	Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.

Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation	LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.

Lilac Heights LLC	Livetravel, Inc.	LSTREET I, LLC	LSTREET II, LLC	MG Reinsurance Limited

MIP Mezzanine, LLC	MIP PE Holdings, LLC	Morefar Marketing, Inc.	Mt. Mansfield Company, Inc.	National Union Fire Insurance

National Union Fire Insurance Company	New Hampshire Insurance Company	PCG 2019 Corporate Member Limited	Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.

Prairie SAHP Corp.	Rialto Melbourne Investor LLC	Risk Specialists Companies	SA Affordable Housing, LLC	SA SubGP 1000 Woodwind Lakes, LLC

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company
SAAHP GP Corp.	SAFG Capital LLC	SAFG Markets, LLC	SAFG Retirement Services, Inc.	SAFG Technologies, LLC

SAHP GA III - SC LLC	Sandstone (2016) Ltd.	SCSP Corp.	Service Net Solutions of Florida, LLC	Service Net Warranty, LLC

SLP Housing GPDNAC, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.	Stratford Insurance Company

SubGen NT, Inc.	SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC	SunAmerica Fund Assets 104, LLC	SunAmerica Fund Assets 110, LLC

SunAmerica Fund Assets 112, LLC	SunAmerica Fund Assets 119, LLC	SunAmerica Fund Assets 150, LLC	SunAmerica Fund Assets 163, LLC	SunAmerica Fund Assets 83, LLC

SunAmerica Fund Assets, LLC	SunAmerica Life Reinsurance Company	SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.

The Insurance Company of the	The United State Life Insurance Company	The United States Life Insurance	The United States Life Insurance Company	The Variable Annuity Life - Insulated

The Variable Annuity Life - Non-Insulated	The Variable Annuity Life Insurance Company	Travel Guard Americas LLC Sucursal Mexico	Travel Guard Americas, LLC	Travel Guard Americas, LLC [Argentina]

Travel Guard Group, Inc.	Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company

Validus America, Inc.	Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.

Validus Specialty, LLC	Volunteer Firemen’s Insurance Services, Inc.	Western World Insurance Company

17. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2021, the Company exceeded RBC requirements that would require any regulatory action.

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which the Company can pay without the Company obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company’s statutory surplus as regards to policyholders at the preceding December 31; or (2) the preceding year’s statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company’s unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2022 without prior approval of the TDI is $2.6 billion. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2021, 2020 and 2019:

Date	Type	Cash or Non-cash	Amount (in millions)
2021
March 15, 2021	Ordinary	Cash	$199
June 15, 2021	Ordinary	Cash	266
September 24, 2021	Ordinary	Cash	214
December 22 2021	Extraordinary	Non-cash	295
December 27 2021	Ordinary	Cash	71
2019
March 28, 2019	Extraordinary	Cash	$330
June 26, 2019	Extraordinary	Cash	330
September 25, 2019	Ordinary	Cash	230

The Company’s cumulative preferred stock has an $80 dividend rate and is redeemable at $1,000 per share. The holder of this stock, the Parent, is entitled to one vote per share. The company paid no dividends to its parent in 2020.

18. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG and its subsidiaries.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years ended December 31,
(in millions)	2021	2020	2019
Defined benefit plans	$(11)	$(10)	$(2)
Postretirement medical and life insurance plans	1	1	1
Total	$(10)	$(9)	$(1)

Defined Contribution Plan

AIG sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS-imposed limitations.

Effective January 1, 2016, AIG provides participants in the plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expense associated with this plan was $27 million, $27 million and $28 million in 2021, 2020 and 2019, respectively.

Share-based and Deferred Compensation Plans

AIG sponsors Long Term Incentive Plans (“LTIP”) that provide for annual awards to certain employees, including senior executive officers and other highly compensated employees that may be a combination of one or more of the following units: performance share units (“PSUs”), restricted stock units (“RSUs”), or stock options.

The number of PSUs issued on the grant date (the target) provides the opportunity for the LTIP participant to receive shares of AIG Common Stock based on AIG achieving specified performance goals at the end of a three-year performance period. These performance goals are pre-established by AIG’s Compensation and Management Resources Committee for each annual grant and may differ from year to year. The actual number of PSUs earned can vary from zero to 200 percent of the target for the 2021, 2020 and 2019 awards, depending on AIG’s performance relative to a specified peer group and/or the outcome of pre-established financial goals, as applicable. RSUs and stock options are earned based on continued service by the participant.

Vesting occurs on January 1 of the year immediately following the end of the three-year performance period. For awards granted prior to 2017, vesting occurs in three equal installments beginning on January 1 of the year immediately following the end of a performance period and January 1 of each of the next two years. Recipients must be employed at each vesting date to be entitled to share delivery, except upon the occurrence of an accelerated vesting event, such as an involuntary termination without cause, disability, retirement eligibility or death during the vesting period.

LTI awards accrue dividend equivalent units (“DEUs”) in the form of additional PSUs and/or RSUs whenever a cash dividend is declared on shares of AIG Common Stock; the DEUs are subject to the same vesting terms and conditions as the underlying unit.

The Company receives an allocation from AIG for these expenses. The Company recognized compensation expenses of $28 million, $22 million and $27 million for the years ending December 31, 2021, 2020 and 2019, respectively, based on the value of AIG’s common stock on the date of grant of which all was recharged to related parties.

Modification of LTI Awards

During the third quarter of 2019, the Company added a modifier to the 2019 performance share units awarded to certain senior executives to cap payout at 100 percent of target if our total shareholder return for the three-year performance period is below peer median. The Company did not recognize any incremental compensation expense as a result of this modification. During the third quarter of 2020, the Company reduced the performance goals from three to two metrics for the 2018 LTI and 2019 LTI awards for certain PSU recipients.

19. DEBT

The Company is a member of the Federal Home Loan Bank (FHLB) of Dallas. The Company’s interest in the stock of FHLB of San Francisco was redeemed on March 24, 2016.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity as of December 31, 2021 is $2.8 billion.

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2021	2020
Membership stock - Class B	$7	$7
Activity stock	129	129
Excess stock	22	2
Total	$158	$138

Actual or estimated borrowing capacity as determined by the insurer	$5,942	$4,560

The Company did not hold any Class A at December 31, 2021 or 2020.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2021		December 31, 2020
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$4,265	$4,469	$3,570	$3,810

Maximum amount pledged during reporting period	4,589	4,817	4,398	4,609

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2021	2020
Amount outstanding	$3,148	$3,148

Maximum amount borrowed during reporting period	$3,648	$3,148

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2021 or 2020.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
10-year floating rate	February 15, 2018	$1,148
10-year floating rate	February 15, 2018	1,277
10-year floating rate	February 15, 2018	175
10-year floating rate	February 6, 2018	87
10-year floating rate	January 25, 2018	31
10-year floating rate	January 13, 2017	57
10-year floating rate	February 1, 2017	67
7-year floating rate	May 24, 2017	52
10-year floating rate	June 15, 2016	254

20. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $3.2 billion and $2.9 billion at December 31, 2021 and 2020, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2021, $2.0 billion are currently expected to expire in 2022, and the remainder by 2023 based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2021 and 2020, the Company had $2.4 billion and $1.8 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $506 million are expected to expire in 2022 and the remainder by 2050, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2021, the future minimum lease payments under the operating leases are as follows:

(in millions)
2022	$16
2023	13
2024	6
2025	6
2026	5
Total	$46

Rent expense was $18 million, $19 million and $18 million in 2021, 2020 and 2019, respectively.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $38 million and $41 million for these guarantee fund assessments at December 31, 2021 and 2020, respectively. The Company has recorded receivables of $30 million and $31 million at December 31, 2021 and 2020, respectively, for expected recoveries against the payment of future premium taxes.

During 1997 and 1998, the Company participated in a workers’ compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers’ compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers’ compensation business at both December 31, 2021 and 2020. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

At December 31, 2021 and 2020, the Company had admitted assets of $152 million and $234 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company’s financial condition.

During 2021 and 2020, the Company wrote accident and health insurance premiums that were subject to the risk-sharing provisions of the Affordable Care Act (ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Effective January 1, 2013, the California legislature enacted AB 1747 (the “Act”), which amended the Insurance Code to mandate that life insurance policies issued and delivered in California contain a 60-day grace period during which time the policies must remain in force after a premium payment is missed, and that life insurers provide both a 30-day minimum notification of lapse and the right of policy owners to designate a secondary recipient for lapse and termination notices. Following guidance from the California Department of Insurance and certain industry trade groups, AGL interpreted the Act to be prospective in nature, applying only to policies issued and delivered on or after the Act’s January 1, 2013, effective date. On July 18, 2017, AGL was sued in a putative class action captioned Moriarty v.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

American General Life Insurance Company, No. 17-cv-1709 (S.D. Cal.), challenging AGL’s prospective application of the Act. Plaintiff’s complaint, which is similar to complaints filed against other insurers, argues that policies issued and delivered prior to January 1, 2013, like the $1 million policy issued to Plaintiff’s husband do not lapse - despite nonpayment of premiums - if the insurer has not complied with the Act’s terms. On August 30, 2021, the California Supreme Court issued an opinion in McHugh v. Protective Life Insurance, 12 Cal. 5th 213 (2021), ruling that the Act applies to all policies in force on January 1, 2013, regardless of when the policies were issued. The District Court in Moriarty reached effectively the same result on October 2, 2020, when it held that the Act applied to Plaintiff’s husband’s 25-year term life insurance policy under the theory that the payment of premiums “renewed” Plaintiff’s policy after the effective date of the Act. However, the District Court in Moriarty also ruled on October 2, 2020, that various fact issues precluded a final determination as to AGL’s liability and what (if any) corresponding damages may have resulted. In addition, the District Court denied Plaintiff’s motion for class certification without prejudice on November 25, 2020. On February 7, 2022, Plaintiff filed motions for summary judgment and class certification; AGL has opposed both motions. In addition, on February 7, 2022, AGL filed a motion for partial summary judgment, which Plaintiff has opposed. The District Court heard arguments on these motions on April 11, 2022. Proceedings are ongoing in other California cases that raise similar industry-wide issues. We have accrued our current estimate of probable loss with respect to this litigation.

Standard of Care Development

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company’s activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions. The applicable provisions of ERISA and the Internal Revenue Code are subject to enforcement by the DOL, the Internal Revenue Service (IRS) and the Pension Benefit Guaranty Corporation.

The Company and its distributors are subject to laws and regulations regarding the standard of care applicable to sales of its products and the provision of advice to its customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. The Company continues to closely follow these legislative and regulatory activities. Changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, may affect the Company’s businesses, results of operations and financial condition. While the Company cannot predict the long-term impact of these legislative and regulatory developments on the Company’s business, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace. For further information regarding standard of care developments, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

Business Interruption Insurance Recoveries

The Company did not receive any business interruption insurance recoveries during the periods covered by this statement.

21. RELATED PARTY TRANSACTIONS

Sale of Certain AIG Life and Retirement Retail Mutual Funds Business

On February 8, 2021, AIG announced that SunAmerica Asset Management, LLC (“SAAMCo”), a subsidiary of the Company, entered into a definitive agreement with Touchstone Investments (“Touchstone”), an indirect wholly-owned subsidiary of Western & Southern Financial Group, to sell certain assets of SAAMCo’s Retail Mutual Funds business. As of June 30, 2021, SAAMCo’s Mutual Funds business managed $7.1 billion in assets across eighteen funds. The

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

transaction closed on July 16, 2021 at which time initial proceeds were received, and twelve retail mutual funds managed by SAAMCo, with $6.8 billion in assets, were reorganized into Touchstone funds. Additional consideration may be earned over a three-year period based on asset levels in certain reorganized funds. Six retail mutual funds managed by SAAMCo and not included in the transaction were liquidated. AIG Life and Retirement will retain its fund management platform and capabilities dedicated to its variable annuity insurance products.

Events Related to AIG

On October 26, 2020, AIG announced its intention to separate its Life and Retirement business from AIG. On November 2, 2021, AIG and Blackstone Inc. (“Blackstone”) completed the acquisition by Blackstone of a 9.9 percent equity stake in Corebridge for $2.2 billion in an all cash transaction, subject to adjustment if the final pro forma adjusted book value is greater or lesser than the target pro forma adjusted book value. As part of the separation, most of AIG’s investment operations were transferred to Corebridge or its subsidiaries as of December 31, 2021, and AIG entered into a long-term asset management relationship with Blackstone to manage an initial $50 billion of our existing investment portfolio beginning in the fourth quarter of 2021, with that amount increasing by increments of $8.5 billion per year for five years beginning in the fourth quarter of 2022, for an aggregate of $92.5 billion. In addition, Blackstone designated one member of the Board of Directors of Corebridge, which consists of 13 directors. Pursuant to the definitive agreement, Blackstone will be required to hold its ownership interest in Corebridge following the completion of the separation of the Life and Retirement business, subject to exceptions permitting Blackstone to sell 25%, 67% and 75% of its shares after the first, second and third anniversaries, respectively, of the initial public offering of Corebridge (the “IPO”), with the transfer restrictions terminating in full on the fifth anniversary of the IPO.

While it is currently believed that the IPO is the next step in the separation of the Life and Retirement business from AIG, no assurance can be given regarding the form that future separation transactions may take or the specific terms or timing thereof, or that a separation will in fact occur. Any separation transaction will be subject to the satisfaction of various conditions and approvals, including approval by the AIG Board of Directors, receipt of insurance and other required regulatory approvals, and satisfaction of any applicable requirements of the Securities and Exchange Commission (“SEC”). For further information regarding AIG’s announcement, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

On November 1, 2021, Corebridge declared a dividend payable to AIG in the amount of $8.3 billion. In connection with such dividend, Corebridge issued a promissory note to AIG in the amount of $8.3 billion, which will be required to be paid to AIG prior to the initial public offering of Corebridge. AIG released a press release announcing the completion of the sale. As of February 16, 2022, no amounts have been paid under the promissory note. Please refer to AIG Form 10-K dated February 17, 2022 for additional information.

On December 15, 2021, AIG and Blackstone Real Estate Income Trust (BREIT), a long-term, perpetual capital vehicle affiliated with Blackstone, completed the acquisition by BREIT of AIG’s interests in a U.S. affordable housing portfolio for $4.9 billion, in an all cash transaction. AIG’s interests in the affordable housing portfolio sold were primarily held through Corebridge with the remainder held through SA Affordable Housing, LLC, an affiliate of the Company.

COVID-19

The COVID-19 pandemic is still evolving, but it has caused significant societal disruption and created adverse economic impacts relevant to our business, such as a mortality increase as compared to pricing expectations, volatility in the capital markets, disruptions in the labor market, supply chain disruption, and most recently, an inflationary environment.

We cannot estimate the ultimate impact of the COVID-19 pandemic on our business, results of operations, financial condition and liquidity. We also cannot, at this time, estimate the full extent to which the pandemic has caused and may continue to cause certain risks to our business, including those discussed herein, to be heightened or realized.

For further information regarding the impact of COVID-19 on AIG and its businesses, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company’s commercial mortgage loans were transferred to special purpose entities (Selkirk No.1 Investments, Selkirk No.3A Investments ), with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. Selkirk No.1 Investments and Selkirk No.3V Investments was redeemed in full in 2021.

Lighthouse VI

During 2013, the Company, along with its affiliate, The Variable Annuity Life Insurance Company (“VALIC”) executed three transactions (Lighthouse I, Lighthouse II, and Lighthouse III) in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company’s Representative Security Account (RSA). In each transaction, a portion of the Company’s securities were transferred to the RSA of VALIC in exchange for other VALIC securities. As of October 2021, the CTFs for the Lighthouse I and Lighthouse II transactions were liquidated.

Ambrose

During 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (Ambrose 2013-2, Ambrose 2013-3, Ambrose 2013-5, Ambrose 2014-6). As consideration for the transferred securities, the Company received beneficial interests in tranches of structured securities issued by each Ambrose entity. As of May 2021, all of the structured securities issued by the Ambrose entities, held by the Company were redeemed in full.

American Home and National Union Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.

The Company, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (SAAL) and SunAmerica Life Insurance Company (SALIC) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life between July 13, 1998 and April 30, 2010.

American Home’s and National Union’s audited statutory financial statements are filed with the SEC in the Company’s registration statements for variable products that are subject to the Guarantees.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Cut-Through Agreement

The Company and AIG Life of Bermuda, Ltd. (“AIGB”) entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on AIGB’s books related to this agreement was approximately $330,000 at December 31, 2021 and 2020. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

Affiliate Transactions

During the year ended December 31, 2021, the Company purchased or sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company’s Annual Registration Statement and monthly amendments filed with the TDI.

Effective January 1, 2011, AGL entered into a Reinsurance Agreement (AGL-1101) with AGC Life pursuant to which certain blocks of life business issued by AGL were ceded to AGCL. The Reinsurance Agreement was non-disapproved by the TDI and Missouri Department of Insurance. Amendment 29 to the reinsurance agreement was approved by the TDI and MDOI effective December 31, 2020 to add certain term and universal life policies issued by AGL on or after January 1, 2020 to the reinsurance agreement. Amendment 29 will be closed to new business as of December 31, 2021.

On June 2, 2020, in connection with AIG’s completion of the sale of a majority of the interests in Fortitude Group Holdings, LLC, the Company executed an Amended and Restated Modified Coinsurance Agreement (the “Amended and Restated ModCo”) with Fortitude Reinsurance Company, Ltd. (“Fortitude”) with an effective date of June 1, 2020. Fortitude is a wholly owned subsidiary of Fortitude Group Holdings, LLC. The Amended and Restated ModCo amends and restates the Modified Coinsurance Agreement previously executed by the Company with Fortitude in February 2018. Following AIG’s completion of the aforementioned sale, Fortitude is no longer an affiliate of the Company.

On January 2, 2020, AGL sold its Houston Campus properties to an affiliate, 2929 REH, a newly formed limited liability company incorporated in the state of Texas. 2929 REH is owned by AIG Life Holdings, Inc. and Knickerbocker Corporation, a Texas corporation wholly owned by AIG Life Holdings, Inc. The sale of the properties is treated as a sale and leaseback transaction pursuant to SSAP 22R. The gain on sale of $253 million was recognized directly to special surplus funds and will be subsequently amortized to unassigned surplus over a 10 year period. Amortization for the period ending December 31, 2021 and 2020 were $25 million each year.

AIG Life Holdings, Inc. issued two senior promissory notes to AGL in the amount of $150 million and $200 million (“2019 Promissory Notes”), respectively in exchange for cash. Each of the promissory notes was supported by a guarantee issued by AIG for the benefit of AGL, with maturity dates of five and four years respectively and interest rates of 2.52% and 2.40% per year respectively. On December 30, 2019, the TDI issued a letter allowing AGL to record the total amounts due under each promissory note as an admitted asset for the period ending March 31, 2020 and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP 25.

In 2018, AGLIC Investments Bermuda Limited, a Bermuda corporation (“AGLIC Bermuda”) was formed by the Company as an investment subsidiary under Texas Insurance Code Section 823.255. The Company made capital contributions of $263 million, $320 million, and $297 million in 2021, 2020 and 2019, respectively. AGLIC Bermuda made distributions to the Company of $113 million in 2021, $8 million in 2020 and $0 in 2019.

At December 31, 2021, the company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, Europe Fund I and Europe Fund II were approximately $87.5 million, $82.2 million, $128 million, $52.8 million and $192.2 million, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $90.7 million, $93.2 million, $128 million, $57.9 million and $229.9 million, respectively.

At December 31, 2019, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $93.9 million, $104.3 million, $396.9 million, $52.7 million and $249.9 million, respectively.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG, in which the Company and each such affiliate can borrow monies from AIG subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million.

At both December 31, 2021 and 2020, the Company did not have notes payable balance outstanding under this facility.

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company’s investments in non-insurance SCA entities at December 31, 2021:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
AGLIC INVESTMENTS BERMUDA LTD.	$872	$-	$872	October 13, 2020
AGL LOAN INVESTMENTS CORPORATION	83	-	83	May 7, 2020
AIG Direct - SER B	4	4	-	NA
AIG Direct - SER A	4	4	-	NA
AIG Direct - NON VOTING	1	1	-	NA
AIG LIFE FUND HLDGS LTD	24	-	24	December 17, 2020
Sunamerica Affordable Housing LLC	349	-	349	NA
SunAmerica Asset Management LLC	48	48	-	NA
AIGGRE U.S. Real Estate Fund II, LP	184	-	184	NA
AIGGRE U.S. Real Estate Fund III, LP	226	-	226	NA
AIGGRE Europe Real Estate Fund I S.C.SP	31	-	31	NA
AIGGRE U.S. Real Estate Fund I, LP	(6)	-	(6)	NA
AIGGRE Europe Real Estate Fund II LR Feeder, LLC	128	-	128	NA
AIGGRE U.S. Real Estate Fund IV, LP	112	-	112	NA
AIGGRE US Real Estate Fund IV Development Sidecar LP	1	-	1	NA
Southeast Industrial JV LLC	55	-	55	NA
Total	$2,116	$57	$2,059

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Capital Management Corporation, in the amount of $242 million and $823 million at December 31, 2021 and 2020, respectively. These funds were reclassified in 2020 to cash equivalents from short-term investments per NAIC guidelines.

Pursuant to service and expense agreements, AIG and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $84 million and $100 million, as part of the cost sharing expenses attributed to the Company but incurred by AIG and affiliates in 2021 and 2020, respectively. The Company is also party to several other service and/or cost sharing agreements with its affiliates. The Company was charged $50 million, $43 million and $86 million under such agreements for expenses attributed to the Company but incurred by affiliates in 2021, 2020 and 2019, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $102 million in 2021, $119 million in 2020 and $111 million in 2019, respectively.

The majority of the Company’s Swap agreements are entered into with an affiliated counterparty, AIG Markets, Inc. (See Note 7).

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

22. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2021 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
07383UGB5	$3,896	$3,784	$112	$3,784	$3,893	03/31/2021
93364AAB8	4,933	4,929	4	4,929	4,887	03/31/2021
32051GJ55	1,317	1,312	5	1,312	1,315	03/31/2021
161546HD1	1,550	1,498	52	1,498	1,535	03/31/2021
2254W0JD8	826	812	14	812	726	03/31/2021
073914C50	46	-	46	-	-	03/31/2021
073914C43	24	-	24	-	-	03/31/2021
22541QR79	2,262	2,257	5	2,257	2,186	03/31/2021
126670MC9	451	443	8	443	446	03/31/2021
5899296T0	112	107	5	107	109	03/31/2021
05530VAA7	1,195	1,195	-	1,195	1,164	03/31/2021
94986QAA1	11,564	11,499	65	11,499	11,039	03/31/2021
004421MW0	5,159	5,101	58	5,101	5,045	03/31/2021
126685DB9	1,362	1,265	97	1,265	1,297	03/31/2021
466247ED1	474	416	58	416	470	03/31/2021
61745MWR0	30	5	25	5	3	03/31/2021
126380AU8	671	582	89	582	532	03/31/2021
073914C76	16	-	16	-	-	03/31/2021
617445CM1	2	-	2	-	2	03/31/2021
073914D34	18	-	18	-	-	03/31/2021
693675BQ2	1,278	1,265	13	1,265	1,213	03/31/2021
693675BR0	733	732	1	732	692	03/31/2021
Quarterly Total	$37,919	$37,202	$717	$37,202	$36,554
3622MSAA0	$753	$710	$43	$710	$616	06/30/2021
31359UPW9	450	428	22	428	413	06/30/2021
466247GJ6	6	-	6	-	-	06/30/2021
885220HM8	1,342	1,338	4	1,338	1,443	06/30/2021
86359BXM8	33	33	-	33	33	06/30/2021
576434EX8	34	15	19	15	13	06/30/2021
5899296D5	49	18	31	18	18	06/30/2021
02149QAA8	29,578	17,925	11,653	17,925	28,237	06/30/2021
004421MR1	984	685	299	685	981	06/30/2021
Quarterly Total	$33,229	$21,152	$12,077	$21,152	$31,754
07384YNJ1	468	468	-	468	487	09/30/2021
92922FG93	3,814	3,814	-	3,814	5,468	09/30/2021
126673Z39	10,375	10,375	-	10,375	15,557	09/30/2021
86360WAD4	1,979	1,563	416	1,563	1,916	09/30/2021
362290AM0	80	64	16	64	74	09/30/2021
Quarterly Total	$16,716	$16,284	$432	$16,284	$23,502
		Year-end total	$13,226

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

23. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

disclosures. The Company has evaluated subsequent events through April 22, 2022, the date the financial statements were issued.

Following receipt of all regulatory approvals and the satisfaction of other conditions, effective as of January 1, 2022, AIG Life Holdings Inc., sold to an affiliate of Fortitude Re all of the outstanding capital stock of Fortitude Life & Annuity Solutions, Inc. (“FLAS”), a licensed third party administrator. Concurrent with the closing of the sale, the Company and its affiliate, USL, each entered into an administrative services agreement and a third party administration agreement with FLAS pursuant to which each company transferred administration to FLAS of its life and annuity businesses ceded to Fortitude Re and certain of its other life policies and annuity contracts.

On March 28th, 2022, AIG announced a strategic partnership with BlackRock, Inc. (“BlackRock”), through which BlackRock will manage a significant portion of fixed income and other assets in the AIG and Life & Retirement investment portfolios. The arrangements contemplate BlackRock managing up to $60 billion of the global AIG investment portfolio and up to $90 billion of the Life & Retirement investment portfolio. Additionally, BlackRock’s Aladdin platform will provide investment management technology for both AIG and Life & Retirement.

On March 29, 2022, AIG issued a press release announcing that its majority-owned subsidiary, Corebridge Financial, Inc., intends to commence a private offering of senior unsecured notes (the “Notes”) in connection with the previously announced separation of AIG’s Life and Retirement business. The Notes will be offered in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Company paid an ordinary dividend of $400 million to AGC Life Insurance Company on March 28, 2022.

Supplemental Information

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2021
Investment income earned:
Government bonds	$48
Other bonds (unaffiliated)	4,754
Bonds of affiliates	9
Preferred stocks (unaffiliated)	4
Common stocks (unaffiliated)	7
Common stocks of affiliates	326
Cash and short-term investments	14
Mortgage loans	949
Real estate	4
Contract loans	65
Other invested assets	1,348
Derivative instruments	167
Miscellaneous income	5
Gross investment income	$7,700

Real estate owned - book value less encumbrances	$9

Mortgage loans - book value:
Commercial mortgages	$20,471
Residential mortgages	1,553
Mezzanine loans	393
Affiliated commercial mortgages	24
Affiliated residential mortgages	80
Total mortgage loans	$22,521

Mortgage loans by standing - book value:
Good standing	$22,081
Good standing with restructured terms	405
Interest overdue more than 90 days, not in foreclosure	35
Foreclosure in process	-
Total mortgage loans	$22,521

Partnerships - statement value	$6,681

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$350
Common stocks	979

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$6,675
Over 1 year through 5 years	23,554
Over 5 years through 10 years	26,304
Over 10 years through 20 years	16,400
Over 20 years	35,474
Total maturity	$108,407

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$59,838
Class 2	40,881
Class 3	4,189
Class 4	2,932
Class 5	465
Class 6	102
Total by class	$108,407

Total bonds, short-term and cash equivalent bond investments publicly traded	$64,065
Total bonds, short-term and cash equivalent bond investments privately placed	44,343

Preferred stocks - statement value	$91
Common stocks - market value	1,144
Short-term investments - book value	632
Cash equivalents - book value	357
Options, caps and floors owned - statement value	729
Collar, swap and forward agreements open - statement value	127
Futures contracts open - current value	4
Cash on deposit	(188)

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

(in millions)	December 31, 2021
Life insurance in-force:
Industrial	$735
Ordinary	81,524
Credit	-
Group	4,058

Amount of accidental death insurance in-force under ordinary policies	4,600

Life insurance policies with disability provisions in-force:
Industrial	202
Ordinary	39,064
Group life	39

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	703
Income payable	378

Ordinary - involving life contingencies:
Amount on deposit	263
Income payable	80

Group - not involving life contingencies:
Amount on deposit	1
Annuities:
Ordinary:
Immediate - amount of income payable	$1,358
Deferred, fully paid - account balance	60,348
Deferred, not fully paid - account balance	41,214

Group:
Amount of income payable	552
Fully paid - account balance	535
Not fully paid - account balance	20,974

Accident and health insurance - premiums in-force:
Other	$76
Group	-
Credit	-
Deposit funds and dividend accumulations:
Deposit funds - account balance	$7,256
Dividend accumulations - account balance	535

Claim payments in 2021:
Group accident & health:
2021	$46
2020	75
2019	111
2018	466
2017	11,021
Prior	141,018

Other accident & health:
2021	(81,919)
2020	(58,930)
2019	(14,085)
2018	56,897
2017	67,620
Prior	287,144

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2021

(in millions)

1.   The Company’s total admitted assets as of December 31, 2021 are $217.1 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2021 are $146.8 billion.

2.   Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	OIA	$1,113	0.80%
b.	AIG Global Real Estate Investment Corp	OIA RE	802	0.50
c.	Amazon.com, Inc.	BONDS	755	0.50
d.	Duke Energy Corporation	BONDS	682	0.50
e.	Senior Direct Lending Program LLC	BONDS	618	0.40
f.	American Electric Power Company, Inc.	BONDS	600	0.40
g.	Microsoft Corporation	BONDS	580	0.40
h.	CVS Health Corporation	BONDS	565	0.40
i.	Comcast Corporation	BONDS	546	0.40
j.	Exelon Corporation	BONDS	533	0.40

3.   The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$59,839	40.80%	P/RP - 1	$74	0.10%
NAIC - 2	40,881	27.80	P/RP - 2	6	-
NAIC - 3	4,189	2.90	P/RP - 3	5	-
NAIC - 4	2,932	2.00	P/RP - 4	-	-
NAIC - 5	465	0.30	P/RP - 5	6	-
NAIC - 6	102	0.10	P/RP - 6	-	-

4.   Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$12,914	8.80%
b.	Foreign currency denominated investments	1,300	0.90
c.	Insurance liabilities denominated in that same foreign currency	-	-

5.   Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$10,369	7.10%
b.	Countries rated NAIC - 2	1,512	1.00
c.	Countries rated NAIC - 3 or below	1,033	0.70

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

6.   Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: Cayman Islands	$2,379	1.60%
Country 2: United Kingdom	1,474	1.00
b. Countries rated NAIC - 2
Country 1: Mexico	495	0.30
Country 2: Indonesia	289	0.20
c. Countries rated NAIC - 3 or below
Country 1: Colombia	190	0.10
Country 2: Turkey	49	-

7.   Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$1,300	0.90%

8.   Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$1,259	0.90%
b. Countries rated NAIC - 2	-	-
c. Countries rated NAIC - 3 or below	42	-

9.   Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: Ireland	$849	0.60%
Country 2: United Kingdom	307	0.20
b. Countries rated NAIC - 2
Country 1:	-	-
Country 2:	-	-
c. Countries rated NAIC - 3 or below
Country 1: Brazil	2	-
Country 2:	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

10.   Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	Royal Dutch Shell plc	NAIC 1 - Bonds	$324	0.20%
b.	Usil Finance Designated Activity Company	MORTGAGE LOAN	213	0.10
c.	HSBC Holdings plc	NAIC 1 & 2 - Bonds	200	0.10
d.	AstraZeneca PLC	NAIC 1 & 2 - Bonds	174	0.10
e.	Barclays PLC	NAIC 2 - Bonds	166	0.10
f.	Groupe BPCE	NAIC 1 & 2 - Bonds	152	0.10
g.	Deutsche Telekom AG	NAIC 2 - Bonds	136	0.10
h.	Enel S.p.A.	NAIC 2 - Bonds	132	0.10
i.	Cooperatieve Rabobank U.A.	NAIC 1 & 2 - Bonds	128	0.10
j.	Credit Suisse Group AG	NAIC 2 - Bonds	122	0.10

11.   Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12.   Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13.   The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	$1,113	0.80%
b.	AIG Global Real Estate Investment Corp	802	0.50
c.	SUNAMERICA INVESTMENT INC.	349	0.20
d.	Think Investments LLC	283	0.20
e.	AIG Home Loan	262	0.20
f.	GENERAL ATLANTIC	211	0.10
g.	Federal Home Loan Banks	158	0.10
h.	Tiger Global Management LLC	155	0.10
i.	TEACHERS INSUR & ANNUITY	142	0.10
j.	MS Term Facility	134	0.10

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

14.   Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$1,813	1.20%

Largest three investments held in nonaffiliated, privately placed equities:
a.	Carlyle Alternative Opportunities Fund L.P.	$335	0.20
b.	Think Investments Fund LP	283	0.20
c.	AIG Home Loan 2 LLC	262	0.20

Ten largest fund managers:

Fund Manager		Total Invested	Diversified	Non- diversified
a.	Carlyle Group	$1,113	$1,113	$-
b.	AIG Global Real Estate Investment Corp	802	-	802
c.	SUNAMERICA INVESTMENT INC.	349	349	-
d.	Think Investments LLC	283	283	-
e.	AIG Home Loan	262	262	-
f.	GENERAL ATLANTIC	211	211	-
g.	Tiger Global Management LLC	155	155	-
h.	TEACHERS INSUR & ANNUITY	142	142	-
i.	MS Term Facility	134	-	134
j.	Project Bard BRED Repo Loan (AIG)	129	-	129

15.   Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16.   Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	$366	0.20%
b.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555207, GBR	348	0.20
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555180, DK	333	0.20
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	284	0.20
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555161, GBR	272	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555184, GBR	271	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002711, NJ	265	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555187, GBR	235	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002507, NY	234	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555164, GBR	233	0.20

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$1,524	1.00%
b.	Mortgage loans over 90 days past due	63	-
c.	Mortgage loans in the process of foreclosure	1	-
d.	Mortgage loans foreclosed	-	-
e.	Restructured mortgage loans	36	-

17.   Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	above 95%	$-	-%	$127	0.10%	$-	-%
b.	91% to 95%	3	-	67	-	-	-
c.	81% to 90%	37	-	344	0.20	-	-
d.	71% to 80%	497	0.30	1,563	1.10	-	-
e.	below 70%	1,096	0.70	18,543	12.60	-	-

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19.  Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20.   The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Securities lending (do not include assets held as collateral for such transactions)	$2,107	1.40%	$1,530	$1,671	$1,695
b.	Repurchase agreements	117	0.10	116	148	131
c.	Reverse repurchase agreements	-	-	-	-	-
d.	Dollar repurchase agreements	-	-	-	-	-
e.	Dollar reverse repurchase agreements	-	-	-	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. Hedging	$-	-%	$-	-%
b. Income generation	-	-	-	-
c. Other	-	-	-	-

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$825	0.60%	$853	$825	$828
b. Income generation	-	-	-	-	-
c. Replications	-	-	-	-	-
d. Other	-	-	-	-	-

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$152	0.10%	$146	$156	$127
b. Income generation	-	-	-	-	-
c. Replications	-	-	-	-	-
d. Other	-	-	-	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2021

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement

Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$1,351	0.9%	$1,351	$-	$1,351	0.9%
All other governments	2,960	2.1	2,960	-	2,960	2.1
U.S. states, territories and possessions, etc. guaranteed	349	0.2	349	-	349	0.2
U.S. political subdivisions of states, territories, and possessions, guaranteed	336	0.2	336	-	336	0.2
U.S. special revenue and special assessment obligations, etc. non-guaranteed	6,820	4.8	6,820	-	6,820	4.8
Industrial and miscellaneous	92,129	64.5	92,129	-	92,129	64.5
Hybrid securities	525	0.4	525	-	525	0.4
Parent, subsidiaries and affiliates	350	0.2	350	-	350	0.2
SVO identified funds	-	-	-	-	-	-
Unaffiliated Bank loans	2,955	2.1	2,955	-	2,955	2.1
Total long-term bonds	107,775	75.4	107,775	-	107,775	75.4
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	91	0.1	91	-	91	0.1
Parent, subsidiaries and affiliates	-	-	-	-	-	-
Total preferred stocks	91	0.1	91	-	91	0.1
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	7	-	7	-	7	-
Industrial and miscellaneous Other (Unaffiliated)	158	0.1	158	-	158	0.1
Parent, subsidiaries and affiliates Publicly traded	872	0.6	872	-	872	0.6
Parent, subsidiaries and affiliates Other	115	0.1	106	-	106	0.1
Mutual funds	1	-	1	-	1	-
Total common stocks	1,153	0.8	1,144	-	1,144	0.8
Mortgage loans:
Farm mortgages	-	-	-	-	-	-
Residential mortgages	1,633	1.1	1,633	-	1,633	1.1
Commercial mortgages	20,495	14.3	20,495	-	20,495	14.4
Mezzanine real estate loans	393	0.3	393	-	393	0.3
Total valuation allowance	(245)	(0.2)	(245)	-	(245)	(0.2)
Total mortgage loans	22,276	15.5	22,276	-	22,276	15.6
Real estate:
Properties occupied by company	6	-	6	-	6	-
Properties held for production of income	3	-	3	-	3	-
Properties held for sale	-	-	-	-	-	-
Total real estate	9	-	9	-	9	-
Cash, cash equivalents and short-term investments:
Cash	(188)	(0.1)	(188)	1,329	1,141	0.8
Cash equivalents	357	0.3	357	399	756	0.5
Short-term investments	632	0.4	632	-	632	0.4
Total cash, cash equivalents and short-term investments	801	0.6	801	1,728	2,529	1.7
Contract loans	1,184	0.8	1,164	-	1,164	0.8

Derivatives	1,082	0.8	1,082	-	1,082	0.8

Other invested assets	6,552	4.6	6,429	-	6,429	4.5

Receivables for securities	197	0.1	197	-	197	0.1

Securities lending	1,727	1.2	1,727	XXX	XXX	XXX

Other invested assets	91	0.1	91	-	91	0.1

Total invested assets	$142,938	100%	$142,786	$1,728	$142,787	100%

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2021

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: ________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: ________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more features which may result in delays in payment in form of in fact:

(a)	Provisions that permit the reporting of losses to be made less frequent than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of Contract	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance - new for the reporting period	Yes [ ] No [ X ]		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ X ] No [ ]		Yes [ ] No [ X ] N/A [ ]

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2021

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(e)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(f)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

American Home Assurance Company

An AIG Company

NAIC Code: 19380

Statutory Basis Financial Statements

As of December 31, 2021 and 2020

and for the years ended December 31, 2021, 2020 and 2019

AMERICAN HOME ASSURANCE COMPANY

Statutory Basis Financial Statements

As of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019

Report of Independent Auditors

To the Board of Directors of American Home Assurance Company:

Opinions

We have audited the accompanying statutory basis financial statements of American Home Assurance Company (the “Company”), which comprise the statements of admitted assets, and of liabilities, capital and surplus as of December 31, 2021 and 2020, and the related statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and changes in capital and surplus, and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations and changes in capital and surplus, or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Emphasis of Matter

As discussed in Notes 1, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, NY

April 25, 2022

American Home Assurance Company

Statutory Basis Financial Statement

(Dollars in Millions)

Statements of Admitted Assets

	December 31, 2021	December 31, 2020
Cash and invested assets:
Bonds, primarily at amortized cost (fair value: 2021 - $14,084; 2020 - $14,633)	$13,516	$13,717
Common stocks, at carrying value (cost: 2021 - $279; 2020 - $210)	292	250
Other invested assets (cost: 2021 - $1,925; 2020 - $2,200)	2,389	2,571
Mortgage loans	1,936	2,043
Derivative instruments	2	-
Short-term investments, at amortized cost (approximates fair value)	171	124
Cash and cash equivalents	456	441
Receivable for securities sold	60	21
Total cash and invested assets	$18,822	$19,167

Investment income due and accrued	$83	$137
Agents’ balances or uncollected premiums:
Premiums in course of collection	1,183	1,162
Premiums and installments booked but deferred and not yet due	136	140
Accrued retrospective premiums	324	435
High deductible recoverable on paid losses	34	40
Reinsurance recoverable on paid losses	600	612
Funds held by or deposited with reinsurers	271	261
Net deferred tax assets	479	621
Receivables from parent, subsidiaries and affiliates	46	94
Other assets	128	198
Allowance for uncollectible accounts	(36)	(39)
Total admitted assets	$22,070	$22,828

See Notes to Statutory Basis Financial Statements

  5        STATEMENTS OF ADMITTED ASSETS – As of December 31, 2021 and 2020

American Home Assurance Company

Statutory Basis Financial Statement

(Dollars in Millions, Except Share Information)

Statements of Liabilities, Capital and Surplus

	December 31, 2021	December 31, 2020
Liabilities
Reserves for losses and loss adjustment expenses	$8,216	$8,979
Unearned premium reserves	2,554	2,731
Commissions, premium taxes, and other expenses payable	112	119
Reinsurance payable on paid loss and loss adjustment expenses	303	816
Current federal and foreign taxes payable to parent	18	15
Funds held by company under reinsurance treaties	1,561	1,809
Provision for reinsurance	24	25
Ceded reinsurance premiums payable, net of ceding commissions	598	487
Collateral deposit liability	400	277
Payable for securities purchased	94	246
Payable to parent, subsidiaries and affiliates	128	196
Derivative instruments	-	22
Other liabilities	400	410
Total liabilities	$14,408	$16,132

Capital and Surplus
Common capital stock, $20 par value, 1,758,158 shares authorized, 1,556,054 shares issued and outstanding	$31	$31
Capital in excess of par value	6,730	6,730
Unassigned surplus (deficit)	210	(870)
Special surplus funds from reinsurance	691	805
Total capital and surplus	$7,662	$6,696
Total liabilities, capital and surplus	$22,070	$22,828

See Notes to Statutory Basis Financial Statements

  6        STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2021 and 2020

American Home Assurance Company

Statutory Basis Financial Statement

(Dollars in Millions)

Statements of Operations and Changes in Capital and Surplus

	For the Years Ended December 31,

	2021	2020	2019
Statements of Operations
Underwriting income:
Premiums earned	$4,110	$4,832	$5,369

Underwriting deductions:
Losses incurred	2,596	3,255	2,920
Loss adjustment expenses	196	366	814
Other underwriting expenses	1,391	1,547	1,904

Total underwriting deductions	4,183	5,168	5,638

Net underwriting loss	(73)	(336)	(269)

Investment gain:
Net investment income earned	806	664	825
Net realized capital gain (net of capital gains tax expense: 2021 - $26; 2020 - $22; 2019 - $42)	260	91	127

Net investment gain	1,066	755	952

Net loss from agents’ or premium balances charged-off	4	(2)	(1)
Other expense	(74)	(113)	(96)

Net Income after capital gains taxes and before federal income taxes	923	304	586
Federal and foreign income tax benefit	(20)	(13)	(35)
Net Income	$943	$317	$621

Change in Capital and Surplus
Capital and surplus, as of December 31, previous year	$6,696	$5,995	$5,923
Adjustment to beginning surplus (Note 2)	-	(9)	21

Capital and surplus, as of January 1,	6,696	5,986	5,944
Cumulative effect of changes in accounting principles	-	-	(39)
Other changes in capital and surplus:
Net Income	943	317	621
Change in net unrealized capital gain (net of capital gain (loss) tax expense (benefit): 2021 - $25; 2020 - $15; 2019 - ($1))	52	178	21
Change in net deferred income tax	(169)	(77)	(143)
Change in nonadmitted assets	52	11	115
Change in provision for reinsurance	1	(9)	13
Capital contribution (Return of Capital)	-	245	(504)
Change in par value of common stock	-	-	2
Foreign exchange translation	90	(116)	(12)
Change in assumed mortgage guaranty contingency reserve	4	(21)	(26)
Change in ceded mortgage guaranty contingency reserve	(4)	184	-
Other surplus adjustments	(3)	(2)	3

Total changes in capital and surplus	966	710	51
Capital and Surplus, as of December 31,	$7,662	$6,696	$5,995
See Notes to Statutory Basis Financial Statements

  7    STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2021, 2020 and 2019

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Cash Flows

	For the Years Ended December 31,
	2021	2020	2019
Cash from Operations:
Premiums collected, net of reinsurance	$4,239	$4,809	$5,118
Net investment income	744	583	677
Miscellaneous income (expense)	13	(6)	9

Sub-total	4,996	5,386	5,804

Benefit and loss related payments	2,747	3,848	4,296
Commission and other expense paid	1,778	2,141	2,510
Federal and foreign income taxes recovered	(2)	(14)	(8)

Net cash provided from (used in) operations	473	(589)	(994)

Cash from Investments:
Proceeds from investments sold, matured, or repaid
Bonds	5,415	3,708	4,296
Stocks	1	51	140
Mortgage loans	465	485	293
Other investments	1,180	1,338	1,374

Total proceeds from investments sold, matured, or repaid	7,061	5,582	6,103

Cost of investments acquired:
Bonds	6,223	4,434	3,637
Stocks	68	46	12
Mortgage loans	365	45	164
Other investments	869	782	914

Total cost of investments acquired	7,525	5,307	4,727

Net cash (used in) provided from investing activities	(464)	275	1,376

Cash from Financing and Miscellaneous Sources:
Capital contributions	-	245	(15)
Intercompany (payments) receipts	(265)	211	11
Net deposit activity on deposit-type contracts and other insurance	(10)	(2)	(1)
Collateral deposit liability receipts (payments)	147	1	(93)
Other receipt (payments)	181	(61)	(75)

Net cash provided from (used in) financing and miscellaneous activities	53	394	(173)

Net change in cash, cash equivalents, and short-term investments	62	80	209
Cash, cash equivalents, and short-term investments

Beginning of year	565	485	276

End of year	$627	$565	$485

Refer to Note 11D for description of non-cash items.

See Notes to Statutory Basis Financial Statements

  8        STATEMENTS OF CASH FLOW – for the years ended December 31, 2021, 2020 and 2019

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

1.	Organization and Summary of Significant Statutory Basis Accounting Policies

A.	Basis of Organization and Presentation

Organization

American Home Assurance Company (“the Company” or “American Home”) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (“AIG PC US”), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (“AIG PC”), a Delaware corporation. The Company’s ultimate parent is American International Group, Inc. (the “Ultimate Parent” or “AIG”). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the “Combined Pooling Agreement”), among the twelve companies listed below, collectively named the Combined Pool. Effective January 1, 2021, the Combined Pooling Agreement was amended and restated among the twelve member companies (the “2021 Repooling transaction”). The member companies of the Combined Pool, their National Association of Insurance Commissioners (“NAIC”) company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile are as follows:

Company	NAIC Company	Pool Participation Percentage as of January 1, 2021	Pool Participation Percentage as of December 31, 2020	State of Domicile
National Union *	19445	35%	35%	Pennsylvania
American Home	19380	32%	35%	New York
Lexington	19437	30%	30%	Delaware
C&I	19410	3%	0%	New York
APCC	19402	0%	0%	Illinois
ISOP	19429	0%	0%	Illinois
New Hampshire	23841	0%	0%	Illinois
Specialty	26883	0%	0%	Illinois
Assurance	40258	0%	0%	Illinois
Granite	23809	0%	0%	Illinois
Illinois National	23817	0%	0%	Illinois
AIU	19399	0%	0%	New York

* Lead Company of the Combined Pool

Refer to Note 6 for additional information on the Combined Pool and the effects of the changes in the intercompany pooling arrangements (the “2021 Repooling Transaction”). The Company decreased its participation percentage from 35% to 32% as a result of the 2021 Repooling Transaction.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations. There were no Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus of the Company for the years ending December 31, 2021, 2020, and 2019.

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

  9        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

State / Location	2021	2020	2019
California	$57	$84	$90
Florida	69	59	62
United Arab Emirates	78	50	61
New York	36	39	32
Bermuda*	2	1	57
Thailand*	-	7	27
*Bermuda and Thailand were below 5% in 2021 and 2020.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (“NY SAP”). Certain balances relating to prior periods have been reclassified to conform to the current year’s presentation.

Additionally, the financial statements include the Company’s U.S. operations, its Dubai, Caribbean, Jamaica and Argentina branch operations and its participation in the American International Overseas Association (the “Association”).

The Company’s financial information as of and for the years ended December 31, 2021, 2020 and 2019 have been presented in accordance with the terms of the Combined Pooling Agreement.

B.	Permitted and Prescribed Practices

NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (“NY DFS”) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual (“NAIC SAP”) have been adopted as a component of prescribed practices by the NY DFS. The Superintendent of the NY DFS (the “Superintendent”) has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers’ compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

Accounting practices prescribed by the Insurance Department of the Commonwealth of Pennsylvania (“PA SAP”) provide for the availability of certain offsets in the calculation of the Provision for reinsurance, which offsets are not prescribed under NAIC SAP. The Company applied PA SAP with concurrence from the NY DFS to reflect the transfer of collection risk on certain of the Company’s asbestos related reinsurance recoverable balances, to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

In 2021, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred other than via commutation as part of 2021 Repooling transaction within paid losses rather than as premiums written and earned. The classification had no effect on net income or surplus.

The Company applied a permitted practice to account for the retroactive aggregate excess of loss reinsurance arrangement entered into with National Indemnity Company (“NICO”), a subsidiary of Berkshire Hathaway, Inc., (the “ADC”) as prospective reinsurance. However, any gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company’s Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received by NICO exceed premiums paid for the retrocession. For more information, see Note 7.

The use of the aforementioned permitted and prescribed practices has not affected the Company’s ability to comply with the NY DFS’s risk based capital (“RBC”) and surplus requirements for the 2021, 2020 and 2019 reporting periods.

  10        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

A reconciliation of the net income (loss) and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

December 31,	SSAP #	FS Ref	2021	2020	2019

Net Income, NY SAP			$943	$317	$621
State prescribed or permitted practices - addition (charge):
Change in non-tabular discounting	65	(a)	(49)	17	(60)
Adverse Development Cover	62R	(a)	-	-	-
Present the consideration received/paid in relation to the loss reserves within paid losses	62R	(b)	-	-	-

Net Income , NAIC SAP			$894	$334	$561

Statutory surplus, NY SAP			$7,662	$6,696	$5,995
State prescribed or permitted practices - addition (charge):
Non-tabular discounting	65	(a)	(165)	(116)	(133)
Credits for collection risk on certain asbestos reinsurance recoveries	62R	(c)	(43)	(43)	(54)
Adverse Development Cover	62R	(d)	(685)	(799)	(854)
Present the consideration received/paid in relation to the loss reserves within paid losses	62R	(b)	-	-	-

Statutory surplus, NAIC SAP			$6,769	$5,738	$4,954

(a)

Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.

(b)	Impacts Losses incurred and Premiums earned within the Statements of Operations and Changes in Capital and Surplus.
(c)

Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.

(d)

Impacts Special surplus funds from reinsurance within the Statements of Liabilities, Capital and Surplus. Although the application of prospective reinsurance treatment to the ADC results in no overall changes to surplus, the permitted practice applied results in any gain being restricted and reported in segregated surplus and does not form part of the Company’s Unassigned surplus.

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company’s accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

•	Reserves for losses and loss adjustment expenses (“LAE”) including estimates and recoverability of the related reinsurance assets;
•	Legal contingencies;
•	Other than temporary impairment (“OTTI”) losses on investments;
•

Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

•

Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company’s statutory financial condition, results of operations and cash flows could be materially affected.

  11        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“US GAAP”). NAIC SAP varies from US GAAP in certain significant respects, including:

Transactions	NAIC SAP Treatment	US GAAP Treatment
Policy Acquisition Costs Principally brokerage commissions and premium taxes arising from the issuance of insurance contracts.	Costs are immediately expensed and are included in Other Underwriting Expenses, except for reinsurance ceding commissions received in excess of the cost to acquire business which are recognized as a deferred liability and amortized over the period of the reinsurance agreement.	Costs directly related to the successful acquisition of new or renewal insurance contracts are deferred and amortized over the term of the related insurance coverage.
Unearned Premiums, Unpaid Losses and Loss Expense Liabilities	Presented net of reinsurance recoverable.	Presented gross of reinsurance with corresponding reinsurance recoverable assets for ceded unearned premiums and reinsurance recoverable on unpaid losses.
Retroactive reinsurance contracts	Gains and losses are recognized in earnings immediately and surplus is segregated to the extent pretax gains are recognized. Certain retroactive affiliate or related party reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction.	Gains are deferred and amortized over the settlement period of the ceded claim recoveries. Losses are immediately recognized in the Statements of Operations.
Investments in Bonds held as: 1) available for sale 2) fair value option	Investment grade securities (rated by NAIC as class 1 or 2) are carried at amortized cost. Non-investment grade securities (NAIC rated 3 to 6) are carried at the lower of amortized cost or fair value.

All available for sale investments are carried at fair value with changes in fair value, net of applicable taxes, reported in accumulated other comprehensive income within shareholder’s equity.

Fair value option investments are carried at fair value with changes in fair value, net of applicable projected income taxes, reported in Net Investment Income.

Investments in Common Stocks	Carried at fair value with unrealized gains and losses reported, net of applicable taxes, in the Statements of Changes in Capital and Surplus.	All equity securities that do not follow the equity method of accounting, are measured at fair value with changes in fair value recognized in earnings.
Investments in Limited Partnerships, Hedge Funds and Private Equity Interests	Carried at the underlying US GAAP equity with results from the investment’s operations recorded, net of applicable taxes, as unrealized gains (losses) directly in the Statements of Changes in Capital and Surplus.

If aggregate interests allow the holding entity to exercise more than significant influence (typically more than 3%), the investment is recorded as an equity method investment wherein the Company’s pro rata share of income or loss for the period, is recorded as net investment income and adjusted against the carrying value of the asset. Similar equity method investments in investment company entities (eg: hedge funds) is adjusted for the Company’s pro rata share of income or loss for the period which is based on the Net Asset Value (“NAV”) with changes in value recorded to Net Investment Income.

Where the aggregate interests do not allow the entity to exercise significant influence (typically less than 3%), the investment is recorded as equity investment fair valued through net investment income. Similar equity investment in investment companies (eg: hedge funds) are recorded at NAV with changes in value recorded to Net Investment Income.

  12        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Investments in Subsidiary, Controlled and Affiliated Entities (SCAs)

Subsidiaries are not consolidated.

The equity investment in SCAs are accounted for under the equity method and recorded as Common stock investments. Dividends are recorded within Net Investment Income.

Consolidation is required when there is a determination that the affiliated entity is a variable interest entity (“VIE”) and the reporting entity has a variable interest and the power to direct the activities of the VIE. The VIE assessment would consider various factors including limited partnership (LP) status and inherent rights of equity investors.

Investments in SCAs that are voting interest entities (VOE) with majority voting rights are generally consolidated.

Investments in SCAs where the holding entity exercises significant influence (generally ownership of>3% voting interests for LPs and similar entities and between 20 percent and 50 percent for other entities) are recorded at equity value. The change in equity is included within operating income.

Other-than-temporary impairments	Bonds, other than loan-backed and structured securities, which are considered to be other-than-temporarily impaired, are written down to fair value with a realized loss recognized in the Statements of Operations.	The non-credit portion of impairments relating to debt securities that the entity does not intend to sell and for which it is not more likely than not that the entity will be required to sell before anticipated recovery is recorded in other comprehensive income.
Derivatives	Embedded derivatives are not separated from the host contract and not accounted for separately as derivative instruments.	Contracts may include embedded derivatives that are bifurcated from the host contracts and accounted for separately at fair value.
Statement of Cash Flows	Statutory Statements of Cash Flows must be presented using the direct method. Changes in cash, cash equivalents, and short-term investments and certain sources of cash are excluded from operational cash flows.	The Statements of Cash Flows can be presented using the direct or indirect methods, however are typically presented using the indirect method. Presentation is limited to changes in cash and cash equivalents (short-term investments are excluded).
Deferred Federal Income Taxes

Deferred income taxes are established for the temporary differences between tax and book assets and liabilities, subject to limitations on admissibility of tax assets.

Changes in deferred income taxes are recorded within capital and surplus and have no impact on the Statements of Operations.

The provision for deferred income taxes is recorded as a component of income tax expense, as a component of the Statements of Operations, except for changes associated with items that are included within other comprehensive income where such items are recorded net of applicable income taxes.

Statutory Adjustments

(applied to certain assets including goodwill, furniture and equipment, deferred taxes in excess of limitations, prepaid expenses, overdue receivable balances and unsecured reinsurance amounts)

	Certain asset balances designated as nonadmitted, such as some intangible assets and certain investments in affiliated entities are excluded from the Statements of Admitted Assets and are reflected as deductions from capital and surplus.	All assets and liabilities are included in the financial statements. Provisions for uncollectible receivables are established as valuation allowances and are recognized as expense within the Statements of Operations.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

  13        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

E.	Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written as of the effective date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Premiums collected prior to the effective date of the policy are recorded as advance premiums, reported as a liability and not considered income until due. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves represent the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method. Additional unearned premium reserves for policies exceeding thirteen months are established as greater of three prescribed tests.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12-month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12-month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and charged against Unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums (“Net written premiums”) that were subject to retrospective rating features as of December 31, 2021, 2020 and 2019 were as follows:

Years ended December 31,	2021	2020	2019
Net written premiums subject to retrospectively rated contracts	$49	$67	$91
Percentage of total net written premiums	1.2%	1.5%	1.7%

As of December 31, 2021 and 2020, the admitted portion of accrued premiums related to the Company’s retrospectively rated contracts were $324 and $435, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $36 and $36 as of December 31, 2021 and 2020, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $4 and $6 as of December 31, 2021 and 2020, respectively.

High Deductible

The Company establishes loss reserves for high deductible policies net of the insured’s contractual deductible (such deductibles are referred to as “reserve credits”). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies’ insurance obligations.

  14        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the counterparty exposure on unpaid claims and billed recoverable on paid claims for high deductibles by line of business as of December 31, 2021 and 2020:

December 31, 2021	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$476	$476	$6	$482
General Liabilities	501	501	5	506
Workers Compensation	2,940	2,940	28	2,968
Total	$3,917	$3,917	$39	$3,956

As of December 31, 2021, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $129 and $2,662, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2021 were $1,164, or 29% of the total high deductible. Additionally, as of December 31, 2021, the Company had recoverables on paid claims greater than 90 days overdue of $20, of which $4 have been nonadmitted.

December 31, 2020	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$485	$485	$7	$492
General Liabilities	550	550	6	556
Workers Compensation	3,353	3,353	32	3,385
Total	$4,388	$4,388	$45	$4,433

As of December 31, 2020, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $150 and $3,094, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2020 were $1,188, or 27% of the total high deductible. Additionally, as of December 31, 2020, the Company had recoverables on paid claims greater than 90 days overdue of $15, of which $4 have been nonadmitted.

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2021 and 2020:

Counterparty*	Unsecured High Deductible Amounts

December 31,	2021	2020
Counterparty 1	$198	$155
Counterparty 2	131	100
Counterparty 3	82	53
Counterparty 4	48	50
Counterparty 5	37	50
Counterparty 6	27	47
Counterparty 7	24	40
Counterparty 8	23	39
Counterparty 9	21	34
Counterparty 10	16	25

*Actual counterparty is not named and may vary year over year. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured’s requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer’s requirement for an underlying primary insurance policy in lieu of self-insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

  15        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Assumed and ceded reinsurance contracts which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other income (expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability are established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. For purposes of premium deficiency tests, contracts are grouped in a manner consistent with how policies are marketed, serviced, and measured for the profitability of such contracts. As of December 31, 2021 and 2020, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance

Reinsurance transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Retroactive reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus funds from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the anticipated acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. A minimum reserve, as required under the NAIC Annual Statement Instructions for Property and Casualty Companies for Schedule F–Provision for Overdue Reinsurance for uncollectible reinsurance is recorded with an additional reserve required if an entity’s experience indicates that a higher amount should be provided. The minimum reserve is recorded as a liability and the change between years is recorded as a gain or loss directly to Unassigned fund (surplus) in the Statement of Liabilities, Capital and Surplus. Any reserve over the minimum amount is recorded on the statement of operations by reversing the accounts previously utilized to establish the reinsurance recoverable. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty. PA SAP is applied in the determination of the Company’s Provision for reinsurance with concurrence from the NY DFS.

  16        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Reserves for Losses and Loss Adjustment Expenses

Reserves for case incurred but not reported (“IBNR”) and LAE losses are determined on the basis of actuarial specialists’ evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. In the event of loss recoveries through reinsurance agreements, loss and LAE reserves are reported net of reinsurance amounts recoverable for unpaid losses and LAE. Losses and LAE ceded through reinsurance are netted against losses and LAE incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers’ compensation reserves are discounted in accordance with NY DFS statutes; see Note 5 for further details.

Salvage and subrogation recoverables are estimated using past experience adjusted for current trends, and any other factors that would modify past experience. Estimated salvage and subrogation recoveries (net of associated expenses) are deducted from the liability for unpaid claims or losses.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity by the Company, generally from life insurers, to fund future claim obligations. In the event the life insurers providing the annuity do not meet their obligations, the Company would, in certain cases, become liable for the payments of benefits. As of December 31, 2021 there were no incurred losses, there has been no default by any of the participating life insurers and the Company has not reduced its loss reserves for any annuities purchased where it is both the owner and the payee. Management believes that based on the financial strength of the life insurers involved (mostly affiliates) the likelihood of the Company becoming liable, or incurring an incremental loss, is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2021 and 2020 were $1,128 and $1,264, respectively.

As of December 31, 2021, the Company had annuities with aggregate statement values in excess of one percent of its policyholders’ surplus with life insurer affiliates as follows:

Life Insurance Company	State of Domicile	Licensed in New York	Statement Value
American General Life Insurance Company	Texas	No	$138
American General Life Insurance Company of Delaware	Delaware	No	220
The United State Life Insurance Company in the City of New York	New York	Yes	723

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three ‘levels’ based upon the observability of inputs available in the marketplace as discussed below:

•

Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

  17        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

•

The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm’s length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (“NAIC IAO”).

•

The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

•	The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds and Loan Backed and Structured Securities

Bonds include any securities representing a creditor relationship, whereby there is a fixed schedule for one or more future payments such as US government agency securities, municipal securities, corporate and convertible bonds, and fixed income instruments. Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of “1” or “2” (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of “3”, “4”, “5”, “5GI”, “6” or “6*” (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed with the NAIC IAO, and have not received a designation in over a year, are assigned a 5GI or 6* designation depending on if the obligor is current on contracted principal and interest. Bond and LBaSS securities are assigned a 5GI designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities (“MBS”) and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

  18        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Pre-payments of principal are recorded as a reduction in the mortgage loan balance. If a mortgage loan provides for a prepayment penalty or acceleration fee in the event the loan is liquidated prior to its scheduled termination date, such fees are reported as investment income when received. Interest income includes interest collected, the change in interest income due and accrued, the change in unearned interest income as well as amortization of premiums, discounts, and deferred fees and recorded as earned in investment income in the Statement of Operations.

Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance. Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of “P1” or “P2”, having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of “RP1” or “RP2”, which have characteristics of debt securities, are carried at book value. All preferred stocks with an NAIC rating of “3” through “6” are carried at the lower of book or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as unrealized gains (losses) in Unassigned surplus, or as realized losses in the event a decline in value is determined to be other than temporary. For FHLB capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity’s financial statements as presented on a basis consistent with the nature of the affiliates’ operations (including any nonadmitted amounts). The Company’s share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

  19        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered for OTTI if it meets any of the following criteria:

•	The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;
•	Fundamental credit risk of the issuer exists; and/or
•	Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected regardless of management’s ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

•	If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;
•

If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

•

If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

•	If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered for OTTI. OTTI factors that are periodically considered include:

•	If an order of liquidation or other fundamental credit issues with the partnership exists;
•	If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
•	If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
•	If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

  20        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments are recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2021, 2020 and 2019 of $4, $5 and $7, respectively.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 200 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the “Tax Sharing Agreement”) with AIG, effective January 1, 2018, and approved by the Company’s Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

•

The sections of the Internal Revenue Code relating to the Base Erosion Anti-abuse Tax (“BEAT”) are applied, but only if the AIG consolidated group is subject to BEAT in the Consolidated Tax Liability, and;

•

The impact of Deferred Intercompany Transactions (as defined in Treas. Reg. §1.1502-13(b)(1), if the “intercompany items” from such transaction, as defined in Treas. Reg. §1.1502-13(b)(2), have not been taken into account pursuant to the “matching rule” of Treas. Reg. §1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments (“TAAAs”) shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company’s separate return liability exceeds the AIG consolidated tax liability. As of December 31, 2021, the Company’s separate return liability did not exceed the AIG consolidated tax liability and therefore no amounts were maintained in escrow.

  21        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (“adjusted gross deferred tax asset”). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company’s framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

•	the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•	the sustainability of recent operating profitability of our subsidiaries;
•	the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
•	the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and
•	prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2.	Accounting Adjustments to Statutory Basis Financial Statements

A.	Change in Accounting Principles

2021 Changes

In 2021, there were no significant changes or modifications in the Statements of Statutory Accounting Principles (“SSAP”).

In 2021, the Company changed its method of accounting from insurance to deposit accounting with respect to a specific insurance program. As a result of the change in accounting, any previously established reserves associated with the program were reversed resulting in favorable development and a new deposit liability was established. However, whether accounted for as insurance or deposit, there is no net impact to the Company’s net income, surplus, total assets and total liabilities given the underlying nature and structure of the program. The Company assessed the impact of the change in accounting on prior years and has concluded that the cumulative effect of the change had no net effect on net income or surplus. Refer to Note 5 for additional details around prior year development.

2020 Changes

In 2020, there were no significant changes or modifications in the SSAP.

2019 Changes

In 2019, the Company revised its accounting policy of investments in hedge funds accounted for as equity method investments. These investments were no longer accounted for using a one month lag. The cumulative impact on the Company’s surplus as of December 31, 2018 was a decrease of $39 and was reflected as a Cumulative effect of changes in accounting principles within surplus.

In 2019, there were no significant changes or modifications in the SSAP.

  22        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Adjustments to Surplus

During 2021, 2020 and 2019 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $0, $(9) and $21, respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP 3”), the corrections of errors have been reported in the 2021, 2020 and 2019 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2021 corrections would have decreased the 2020 and 2019 pre-tax income by $30 and $0, respectively. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2021, 2020 and 2019 is presented in the following tables:

2021 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2020	$6,696	$22,828	$16,132
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	-	2	2
Total adjustments to beginning Capital and Surplus	-	2	2
Balance at January 1, 2021 as adjusted	$6,696	$22,830	$16,134

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections – The increase in the tax assets and liabilities is primarily the result of corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities.

2020 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2019	$5,995	$22,965	$16,970
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	(9)	(9)	-
Total adjustments to beginning Capital and Surplus	(9)	(9)	-
Balance at January 1, 2020 as adjusted	$5,986	$22,956	$16,970

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections – The decrease in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

2019 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2018	$5,923	$24,667	$18,744
Adjustments to beginning Capital and Surplus:
Liability corrections	9	-	(9)
Income tax corrections	12	12	-
Total adjustments to beginning Capital and Surplus	21	12	(9)
Balance at January 1, 2019 as adjusted	$5,944	$24,679	$18,735

An explanation for each of the adjustments for prior period corrections is described below:

Liability corrections – The decrease in total liabilities is primarily the result of a) Premium overstatement and b) foreign exchange translation correction on Japan Yen business.

Income tax corrections – The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

  23        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

3.	Investments

A.	Bond Investments

The reconciliations from carrying value to fair value of the Company’s bond investments as of December 31, 2021 and 2020 are outlined in the tables below:

December 31, 2021	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$747	$8	$(3)	$752
All other governments	133	2	(2)	133
States, territories and possessions	187	36	-	223
Political subdivisions of states, territories and possessions	180	6	-	186
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,456	84	(20)	2,520
Industrial and miscellaneous	9,813	510	(53)	10,270
Total	$13,516	$646	$(78)	$14,084

December 31, 2020	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$175	$8	$(1)	$182
All other governments	120	3	(2)	121
States, territories and possessions	248	52	-	300
Political subdivisions of states, territories and possessions	208	10	-	218
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,503	152	(4)	2,651
Industrial and miscellaneous	10,463	732	(34)	11,161
Total	$13,717	$957	$(41)	$14,633

The carrying values and fair values of bonds at December 31, 2021, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

December 31, 2021	Carrying Value	Fair Value
Due in one year or less	$378	$382
Due after one year through five years	2,431	2,470
Due after five years through ten years	3,141	3,169
Due after ten years	1,701	1,824
Structured securities	6,037	6,411
Total	$13,688	$14,256

  24        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Mortgage Loan Investments

The minimum and maximum lending rates for mortgage loans during 2021 were:

Category	Minimum Lending Rate %	Maximum Lending Rate %
Retail	6.1%	6.1%
Office	2.2%	3.8%
Industrial	2.6%	3.7%
Multi-Family	2.9%	3.4%
Hotel/Motel	0.0%	6.0%
Residential	2.3%	4.5%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 94 percent. The Company’s mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments. The following table details an analysis of mortgage loans as of December 31, 2021 and 2020:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2021
Recorded Investment
Current	$-	$-	$283	$-	$1,632	$-	$1,915
30 - 59 days past due	-	-	2	-	18	-	20
60 - 89 days past due	-	-	-	-	-	-	-
90 - 179 days past due	-	-	-	-	-	-	-
Greater than 180 days past due	-	-	1	-	-	-	1
Total	$-	$-	$286	$-	$1,650	$-	$1,936
2020
Recorded Investment
Current	$-	$-	$194	$-	$1,824	$-	$2,018
30 - 59 days past due	-	-	-	-	-	-	-
60 - 89 days past due	-	-	1	-	-	-	1
90 - 179 days past due	-	-	-	-	24	-	24
Greater than 180 days past due	-	-	1	-	-	-	1
Total	$-	$-	$196	$-	$1,848	$-	$2,044

C.	Loan-Backed and Structured Securities

The Company did not record any non-credit OTTI losses during 2021, 2020 and 2019 for LBaSS.

As of December 31, 2021, 2020 and 2019, the Company held LBaSS for which it recognized $0, $31 and $13, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,	2021	2020
Aggregate unrealized losses:
Less than 12 Months	$30	$28
12 Months or longer	$13	$13
Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$2,000	$1,158
12 Months or longer	$257	$449

  25        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Unrealized losses

The fair value of the Company’s bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2021 and 2020 are set forth in the tables below:

December 31, 2021	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$501	$(3)	$-	$-	$501	$(3)
All other governments	65	(2)	12	(12)	77	(14)
States, territories and possessions	2	-	3	-	5	-
Political subdivisions of states, territories and possessions	32	-	-	-	32	-
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	1,157	(14)	118	(6)	1,275	(20)
Industrial and miscellaneous	2,984	(46)	423	(34)	3,407	(80)
Total bonds	$4,741	$(65)	$556	$(52)	$5,297	$(117)
Non-affiliated	38	(8)	-	-	38	(8)
Total common stocks	$38	$(8)	$-	$-	$38	$(8)
Total bonds and stocks	$4,779	$(73)	$556	$(52)	$5,335	$(125)

December 31, 2020	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$8	$(1)	$-	$-	$8	$(1)
All other governments	17	(11)	4	(5)	21	(16)
States, territories and possessions	17	-	-	-	17	-
Political subdivisions of states, territories and possessions	-	-	-	-	-	-
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	339	(4)	1	-	340	(4)
Industrial and miscellaneous	1,376	(45)	477	(29)	1,853	(74)
Total bonds	$1,757	$(61)	$482	$(34)	$2,239	$(95)
Non-affiliated	10	(1)	-	-	10	(1)
Total common stocks	$10	$(1)	$-	$-	$10	$(1)
Total bonds and stocks	$1,767	$(62)	$482	$(34)	$2,249	$(96)

E.	Realized Gains Losses

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2021, 2020 and 2019 were as follows:

Years ended December 31	2021		2020		2019
	Bonds	Equity Securities	Bonds	Equity Securities	Bonds	Equity Securities
Proceeds from sales	$2,669	$2	$1,222	$34	$2,020	$108
Gross realized gains	151	1	89	-	88	8
Gross realized losses	30	-	(30)	-	(17)	-

  26        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

F.	Derivative Financial Instruments

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps, and currency forwards to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company’s exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company’s exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company’s exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company’s derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

The Company has determined that the currency and interest rate derivatives do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (“SSAP 86”). As a result, the Company’s currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) within the Statements of Operations and Changes in Capital and Surplus until the contract expires, paid down or is redeemed early. In the event a contract is fully redeemed before its expiration, the related unrealized amounts will be recognized in Net realized capital gains (losses). Furthermore, if the contract has periodic payments or fully matures, any related unrealized amounts are recognized in Net investment income earned.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2021 and 2020.

	December 31, 2021		Year ended December 31, 2021

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized capital gains/ (losses)	Unrealized capital gains / (losses)
Swaps	$2,094	$12	$(7)	$50
Forwards	786	(10)	-	(27)
Total	$2,880	$2	$(7)	$23

	December 31, 2020		Year ended December 31, 2020

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital gains/ (losses)	Unrealized capital gains / losses
Swaps	$2,185	$(39)	$2	$(29)
Forwards	956	17	-	17
Total	$3,141	$(22)	$2	$(12)

G.	Other Invested Assets

During 2021, 2020 and 2019, the Company recorded OTTI losses on investments in joint ventures and partnerships of $18, $56, and $48, respectively.

  27        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

H.	Investment Income

The Company did not have any accrued investment income receivables over 90 days past due as of December 31, 2021 and 2020. Investment expenses of $30, $29 and $30 were included in Net investment income earned for the years ended December 31, 2021, 2020 and 2019, respectively.

I.	Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $1,848 and $1,948 as of December 31, 2021 and 2020, respectively.

4.	Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicate the level of the fair value measurement as of December 31, 2021 and 2020:

December 31, 2021	Level 1	Level 2	Level 3	Total
Bonds	$-	$270	$73	$343
Common stocks	7	-	-	7
Mutual funds	-	-	34	34
Derivative assets	-	37	-	37
Derivative liabilities	-	(35)	-	(35)
Total	$7	$272	$107	$386

December 31, 2020	Level 1	Level 2	Level 3	Total
Bonds	$-	$283	$46	$329
Common stocks	10	-	-	10
Mutual funds	-	-	1	1
Derivative assets	-	50	-	50
Derivative liabilities	-	(72)	-	(72)
Total	$10	$261	$47	$318

A.	Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2021 and 2020.

	Beginning Balance at January 1, 2021	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income		Total Gains (Losses) Included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2021
Bonds	$46	$18	$(30)		$(3)	$5	$37	$73
Mutual funds	2	1	(1)	-		(4)	36	34
Total	$48	$19	$(31)	$(3)		$1	$73	$107

  28        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

	Beginning Balance at January 1, 2020	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2020
Bonds	$139	$116	$(117)	$(4)	$-	$(88)	$46
Common stocks	37	28	-	(2)	(3)	(60)	-
Mutual funds	2	-	-	-	-	-	2
Total	$178	$144	$(117)	$(6)	$(3)	$(148)	$48

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and this observable. Transfers out of Level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets.

	Fair Value at December 31, 2021	Valuation Technique	Unobservable Input	Range (Weighted Average)
Assets:
Bonds	$6	Discounted cash flow	Yield	3.95%-14.91% (9.43%)

B.	Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2021 and 2020:

December 31, 2021	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$14,084	$13,516	$-	$11,444	$2,640	$-
Cash equivalents and short term investments	222	222	44	59	119	-
Common stocks	16	16	7	9	-	-
Derivative assets	37	37	-	37	-	-
Derivative liabilities	(35)	(35)	-	(35)	-	-
Mortgage loans	1,997	1,936	-	-	1,997	-
Mutual funds	34	34	-	-	34	-
Total	$16,355	$15,726	$51	$11,514	$4,790	$-

  29        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

December 31, 2020	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$14,633	$13,717	$-	$11,016	$3,617	$-
Cash equivalents and short term investments	155	155	23	60	73	-
Common stocks	17	17	10	7	-	-
Derivative assets	50	50	-	50	-	-
Derivative liabilities	(72)	(72)	-	(72)	-	-
Mortgage loans	2,141	2,043	-	-	2,141	-
Mutual funds	1	1	-	-	1	-
Total	$16,925	$15,911	$33	$11,061	$5,832	$-

5.	Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company’s net reserves for losses and LAE as of December 31, 2021, 2020 and 2019, is set forth in the table below:

December 31,	2021	2020	2019
Reserves for losses and LAE, end of prior year	$8,979	$9,732	$10,935
Cumulative effect of accounting change*	(51)	-	-
Incurred losses and LAE related to:
Current accident year	2,856	3,599	3,772
Prior accident year	(64)	22	(39)
Total incurred losses and LAE	$2,792	$3,621	$3,733
Paid losses and LAE related to:
Current accident year	(759)	(1,307)	(1,214)
Prior accident year	(2,745)	(3,067)	(3,722)
Total paid losses and LAE	(3,504)	(4,374)	(4,936)
Reserves for losses and LAE, end of current year	$8,216	$8,979	$9,732

*Accounting reclassification from insurance to deposit accounting with respect to a specific commercial insurance program (Refer to Note 2A).

During 2021, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $64. This favorable incurred includes $22 favorable due to changes in discount as a result of interest rate fluctuation. This results in a net favorable prior year development (“PYD”) of $42.

The favorable prior year development is generally a result of the following:

•	Strong favorable development in Personal Insurance, primarily attributable to subrogation recovery related to the 2017 and 2018 California wildfires;
•	Favorable development on U.S. Workers Compensation and short-tailed commercial lines within Other Product Lines, reflecting lower frequency and severity in recent calendar years;

The above favorable development is partially offset by unfavorable development as a result of the following:

•	U.S. Property and Special Risk Commercial lines were adversely impacted by the impact of dropping below the attachment point of the 2018 catastrophe aggregate treaty;
•	Reserve strengthening within U.S. Financial Lines, reflecting higher severity of claims in Directors & Officers and cyber risk;
•	Unfavorable development primarily attributed to the Blackboard insurance portfolio due to increased severity on reported claims.

During 2020, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $22. This was due to the changes in discount of $8 as a result of interest rate fluctuations. This results in a net unfavorable prior year development (“PYD”) of $30.

  30        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The unfavorable prior year development is generally a result of the following:

•

Unfavorable development in U.S. Financial Lines, notably D&O, Employment Practices Liability (“EPLI”), Mergers and Acquisitions, Cyber and Non-Medical Professional Errors & Omissions business where the Company reacted to increasing frequency and severity in recent accident years;

•	Unfavorable development in Personal Lines where the Company reacted to adverse development in Homeowners and Umbrella.

During 2019, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $39. This was due to the changes in discount of $37 as a result of interest rate fluctuations. This results in a net favorable prior year development (“PYD”) of $2.

The favorable prior year development is generally a result of the following:

•	Favorable development on 2017 Hurricanes and 2017 California Wildfires subrogation recoverables in Commercial Property and Personal Lines;
•

Favorable development on Workers Compensation, both guaranteed cost business and large deductible and Defense Base Act business (covering government contractors serving at military bases overseas) where we reacted to favorable loss trends in recent accident years.

The Company’s reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $214, $234 and $310 for the years ended December 31, 2021, 2020 and 2019, respectively. The Company paid $15, $5 and $13 in the reporting period to settle 112, 137 and 148 claims related to extra contractual obligations or bad faith claims stemming from lawsuits for the years ended December 31, 2021, 2020 and 2019, respectively.

A. Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company’s future operating results or financial position.

  31        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

	Asbestos Losses			Environmental Losses
December 31,	2021	2020	2019	2021	2020	2019
Direct
Loss and LAE reserves, beginning of year	$618	$734	$727	$286	$307	$285
Incurred losses and LAE	46	(61)	54	-	(1)	51
Calendar year paid losses and LAE	(114)	(55)	(47)	(46)	(20)	(29)
Loss and LAE Reserves, end of year	$550	$618	$734	$240	$286	$307

Assumed reinsurance
Loss and LAE reserves, beginning of year	$292	$305	$316	$18	$18	$17
Incurred losses and LAE	6	1	4	-	1	2
Calendar year paid losses and LAE	(41)	(14)	(15)	(2)	(1)	(1)
Loss and LAE Reserves, end of year	$257	$292	$305	$16	$18	$18

Net of reinsurance
Loss and LAE reserves, beginning of year	$1	$1	$1	$-	$-	$-
Incurred losses and LAE	-	-	-	-	-	-
Calendar year paid losses and LAE	-	-	-	-	-	-
Loss and LAE Reserves, end of year	$1	$1	$1	$-	$-	$-

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management’s judgment after reviewing all the available loss, exposure, and other information.

Included in the above table are loss and LAE - IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

Asbestos	Loss Reserves		LAE Reserves
December 31,	2021	2020	2021	2020
Direct basis:	$241	$233	$20	$26
Assumed reinsurance basis:	81	106	11	12
Net of ceded reinsurance basis:	-	-	-	-

Environmental	Loss Reserves		LAE Reserves
December 31,	2021	2020	2021	2020
Direct basis:	$70	$119	$63	$51
Assumed reinsurance basis:	3	5	3	2
Net of ceded reinsurance basis:	-	-	-	-

B.	Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment Expenses

The Company discounts its workers’ compensation (both tabular and non-tabular) reserves.

The calculation of the Company’s tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a 5.0 percent as of December 31, 2021 and 2020. The tabular reserve is capped at 45% of total outstanding reserve discount. Only case basis reserves are subject to tabular discounting. The December 31, 2021 and 2020 liabilities include $577 and $631 of such discounted reserves, respectively.

  32        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company’s reserves as of December 31, 2021, 2020 and 2019.

Lines of Business	2021	2020	2019
Workers’ Compensation
Case Reserves	$119	$161	$124

As of December 31, 2021, 2020 and 2019, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $116, $301, and $203, respectively.

Non-Tabular Discount

The Company’s non-tabular workers’ compensation case reserves are discounted using the Company’s own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company’s reserves as of December 31, 2021, 2020 and 2019.

Lines of Business	2021	2020	2019
Workers’ Compensation
Case Reserves	$165	$116	$133

As of December 31, 2021, 2020 and 2019, the non-tabular case reserve discount is presented net of the ceded discount related to the ADC of $142, $19, and $142, respectively.

  33        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

6.	Related Party Transactions

A.	Combined Pooling Agreement

As described in Note 1, effective January 1, 2021, the Combined Pooling Agreement was amended and restated among the twelve member companies.

The following table shows the changes in assets, liabilities and surplus as a result of the 2021 Repooling Transaction:

Amount
Assets:
Agents’ balances or uncollected premiums	$(151)
Amounts recoverable from reinsurers	(52)
Funds held by or deposited with reinsured companies	(22)
Other insurance assets	(16)

Total Assets	(241)

Liabilities
Unearned premium reserves (net)	(233)
Reinsurance payable on paid losses and loss adjustment expenses	(70)
Reserves for losses and loss adjustment expenses (net)	(789)
Funds held by company under reinsurance treaties	(156)
Ceded reinsurance premiums payable	(40)
Payable to parent, subsidiaries and affiliates	(15)
Other insurance liabilities	(68)

Total Liabilities	$(1,371)

Statements of Operations and Changes in Surplus
Net premiums written	$(233)
Change in unearned premium reserves	233

Premiums earned	-

Other underwriting expenses incurred	(54)

Net income	54

Total change in Surplus	54

Net Impact Corresponding to Consideration Receivable / (Payable)	$(1,076)

Other underwriting expenses incurred represent the net expense allowance impact to the Company pursuant to the Combined Pooling Agreement.

Under the terms of the Combined Pooling Agreement, certain insurance assets and liabilities were transferred gross of admissibility, recoverability allowances, provisions and discount amounts. As a result of the transaction, the Company recorded an increase/(decrease) in its Assets, Liabilities and Surplus related to the following:

Line Description	Change in Surplus	Impact to Net Income
Change in nonadmitted assets	$5	$-
Workers’ compensation discount	(24)	(24)
Other allocations	5	4
Total	$(14)	$(20)

The Company became a thirty two percent participant in the Combined Pool pursuant to the aforementioned amendment to the Combined Pooling Agreement. As a result, the special surplus of $69 on the gain from retroactive reinsurance ceded related to the decreased pool participation percentage reduced aggregate write-ins for special surplus funds with a corresponding increase in Unassigned surplus.

  34        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2021, 2020 and 2019 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company’s admitted assets as of December 31, 2021, 2020 and 2019:

			2021
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
11/22/2021	Purchase of Securities	AG Life	$129	Securities	$129	Cash
11/22/2021	Sale of Securities	AG Life	$510	Cash	$510	Securities

			2020
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
03/25/20	Purchase of securities	National Union	$183	Securities	$183	Cash
06/09/20	Capital Contribution	AIG PC US	245	Cash	-	-
12/29/20	Purchase of securities	National Union	115	Securities	115	Cash
Various	Capital Contribution	AHAC DECO Sub LLC	-	-	302	Securities

			2019
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
01/30/19	Purchase of securities	National Union	$154	Securities	$154	-
02/13/19	Return of Capital	AIG PC US	-	-	486	Securities

Glatfelter Insurance Group Reinsurance Company (“GIG Re”) Novation

On January 1, 2020, GIG Re novated its Munich Re 2019 & prior in-force reinsurance business to National Union accounted for as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. The novation consideration was equal to the total statutory reserves and resulted in no gain or loss on the transaction. Further, GIG RE commuted its National Union business back to National Union. As a result, total reserves transferred to the Combined Pool were $261 of Loss and LAE and $129 of unearned premium of which the Company’s proportionate share was $91 of Loss and LAE and $45 of unearned premium.

The novation was accounted for as retroactive reinsurance in accordance with SSAP 62R.

Lexington Insurance Company (“Lexington”) and American International Reinsurance Company, Ltd. (“AIRCO”) Commutation

During 2020, Lexington and AIRCO entered into a commutation agreement which partially commutes the Casualty Quota Share Reinsurance Contract (“QS Agreement”) which was in effect since January 1, 2010. As a result of the commutation, the companies settled the obligations and liabilities known and unknown of Lexington under the 2016-2019 accident years of the QS Agreement. Any obligations or liabilities of the companies under the 2010-2015 and 2020 Accident Years will continue to be settled under modified QS Agreement.

As a result of the commutation, Lexington transferred reserves back to AIRCO of $397 for Loss and LAE, of which the Company’s proportionate share after pooling was $139 for Loss and LAE.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

  35        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

AIG Europe SA (“AESA”) Commutation

Effective November 30, 2020, the 55% All Lines Assumed Quota Share Arrangement (“ALQS”) originally entered into in 2019 between the Combined Pool members and AESA was partially commuted, maintaining the accident year stop-loss arrangement in effect. As a result of the commutation, the Combined Pool members transferred reserves back to AESA of $1,010 for Loss and LAE, and $543 of unearned premium, of which the Company’s proportionate share was $354 for loss and LAE, and $190 of unearned premium.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIRCO Retrocession

Effective December 31, 2020, the Company, with other members of the Pool, entered into a prospective reinsurance arrangement with AIRCO, whereby members of the Pool retroceded 100 percent of their future reinsurance obligations associated with certain underlying mortgage insurance policies stemming from a previously executed assumed quota-share arrangement. The arrangement is accounted for prospectively, on a funds withheld basis, in accordance with SSAP 62R. As part of the arrangement, a contra mortgage guaranty contingency reserve, in the amount of $525 was recorded by the Pool, of which the Company’s proportionate share was $184 as of December 31, 2020.

Share Repurchase

On January 23, 2019, NY DFS approved American Home’s plan to distribute an amount of up to approximately $504 to its immediate parent, an increase in the par value of its common stock from $17 per share to $20 per share and a decrease in the minimum number of directors from 13 to 7. The distribution via a share repurchase agreement with the per share repurchase price equal to the American Home’s statutory book value per share was calculated as of September 30, 2018.

On February 14, 2019, American Home repurchased 139,000 shares of its issued and outstanding common stock, resulting in a distribution to its immediate parent of $502 and a reduction in its common capital stock and gross paid in and contributed surplus of $2 and $500, respectively. On that same date, American Home filed an amendment to its charter with DFS to increase the par value of the American Home’s common stock from $17 to $20 per share. The increase to the par value resulted in an increase of $5 to the American Home’s common capital stock and a reduction to its gross paid in and contributed surplus of the same amount, post share repurchase.

C.	Amounts Due to or from Related Parties

At December 31, 2021 and 2020, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

As of December 31,	2021	2020

Balances with other member pool companies	$33	$81
Balances with other affiliates	13	13

Receivable from parent, subsidiaries and affiliates	$46	$94

Balances with National Union	$108	$188
Balances with other affiliates	20	8

Payable to parent, subsidiaries and affiliates	$128	$196

Current federal and foreign taxes payable under the Tax Sharing Agreement at December 31, 2021 and 2020 were $18 and $15, respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2021 or 2020.

  36        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies, as disclosed in Note 10.

E.	Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company’s admitted assets during 2021, 2020 and 2019:

Affiliates	2021	2020	2019

AIG Claims Inc.	$129	$152	$172
AIG PC Global Services, Inc.*	102	108	124
Total	$231	$260	$296

*AIG PC Global Services, Inc. is below one-half of one percent in 2021 and 2020.

F.	Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the “Loan Facility”). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2021 and 2020, the Company had no outstanding liability pursuant to this Loan Facility.

Significant debt terms and covenants include the following:

•	The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;

•

The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof, and;

•

The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) The Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

Refer to Note 11 E regarding funds borrowed from FHLB.

7.	Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) an accumulation of losses from a number of smaller events; or c) provide greater risk diversification. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk. In addition, the Company assumes reinsurance from other insurance companies.

  37        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned premiums for the years ended December 31, 2021, 2020 and 2019:

Years Ended December 31,	2021		2020		2019
	Written	Earned	Written	Earned	Written	Earned
Direct premiums	$410	$401	$396	$438	$508	$631
Reinsurance premiums assumed:
Affiliates	6,874	6,951	7,816	8,148	8,252	8,162
Non-affiliates	166	178	187	221	105	100
Gross premiums	7,450	7,530	8,399	8,807	8,865	8,893

Reinsurance premiums ceded:
Affiliates	1,277	1,275	1,562	1,702	1,482	1,490
Non-affiliates	2,166	2,145	2,440	2,272	2,181	2,034
Net premiums	$4,007	$4,110	$4,397	$4,833	$5,202	$5,369

As of December 31, 2021 and 2020, and for the years then ended, the Company’s unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

	Unearned Premium Reserves	Paid Losses and LAE	Reserves for Losses and LAE
December 31, 2021:
Affiliates	$637	$64	$6,341
Non-affiliates	838	535	8,011
Total	$1,475	$599	$14,352

December 31, 2020:
Affiliates	$644	$56	$6,951
Non-affiliates	815	557	9,603
Total	$1,459	$613	$16,554

A.	Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company’s reinsurance had been cancelled as of December 31, 2021 and 2020 with the return of the unearned premium reserve is as follows:

	Assumed Reinsurance		Ceded Reinsurance		Net
	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity
December 31, 2021
Affiliates	$3,747	$855	$637	$140	$3,110	$715
All Other	76	17	838	184	(762)	(167)
Total	$3,823	$872	$1,475	$324	$2,348	$548

December 31, 2020
Affiliates	$3,899	$869	$644	$130	$3,255	$739
All Other	89	20	815	165	(726)	(145)

Total	$3,988	$889	$1,459	$295	$2,529	$594

  38        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders’ surplus at December 31, 2021 and 2020 with respect to an individual reinsurer, and each of such reinsurer’s related group members having an unsecured aggregate reinsurance balance with the Company, are as follows:

Reinsurer	2021	2020

Affiliates:
Combined Pool*	$6,089	$6,721
Eaglestone	512	577
Other affiliates	291	179
Total affiliates	$6,892	$7,477

Berkshire Hathaway Group	64	96
Swiss Reinsurance Group	411	538
Munich Reinsurance Group	243	250
Hannover Re Group**	192	211
Total Non-affiliates	910	1,095

Total affiliates and non-affiliates	$7,802	$8,572

* Includes intercompany pooling impact of $424 related to Unearned Premium Reserve, $5,514 related to Reserves for Losses and LAE and $9 related to Paid losses and LAE as of and for the year ended December 31, 2021, and $437, $6,143, and $8, respectively, as of and for the year ended December 31, 2020.

**Hannover Re Group was below 3% in 2021.

C.	Reinsurance Recoverable in Dispute

At December 31, 2021 and 2020, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $24 and $35 as of December 31, 2021 and 2020, respectively.

D.	Retroactive Reinsurance

On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO’s 80 percent share, NICO’s limit of liability under the contract is $20,000. The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 through date of payment. American Home’s share of the consideration paid was $3,566. NICO placed the consideration received into a collateral trust account as security for NICO’s claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO’s obligations under the agreement.

American Home accounted for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of the Company’s Unassigned funds.

The total surplus gain recognized by the Combined Pool as of December 31, 2021, 2020 and 2019 was $1,996, $2,287 and $2,176, respectively. American Home’s share of this gain as of December 31, 2021, 2020 and 2019 was $685, $799 and $854, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

  39        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

E.	Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool’s net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies’ reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2021 and 2020 the amount in trust was $4,908 and $3,743, respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2021 and 2020 was $1,103 and $1,164, respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

8.	Income Taxes

U.S. TAX REFORM OVERVIEW

The IRS has continued to issue new guidance in relation to the Tax Cuts and Jobs Act (the Tax Act) enacted in 2017. Guidance has been issued covering provisions for Global Intangible Low-Taxed Income (GILTI) under which taxes are imposed on the excess of a deemed return on tangible assets of certain foreign subsidiaries, foreign tax credits by which the U.S. mitigates double taxation of foreign operations, and other elements of tax law. Changes to this guidance, and other provisions of tax law, are expected in future periods. Such guidance may result in changes to the interpretations and assumptions we made and actions we may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, we have made an accounting policy election to treat GILTI taxes as a period tax charge in the period the tax is incurred.

No provision for income tax related to GILTI was recorded as of December 31, 2021.

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (CARES) Act to mitigate the economic impacts of the COVID-19 crisis. The tax provisions of the CARES Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

On November 15, 2021, the U.S. enacted the Infrastructure Investment and Jobs Act to improve infrastructure in the U.S. The tax provisions of the Infrastructure Investment and Jobs Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

The components of the Company’s net deferred tax assets/liabilities (“DTA”/“DTL”) as of December 31, 2021 and 2020 are as follows:

	12/31/2021			12/31/2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$601	$230	$831	$792	$249	$1,041	$(191)	$(19)	$(210)
Statutory Valuation Allowance	5	-	5	15	17	32	(10)	(17)	(27)
Adjusted Gross DTA	596	230	826	777	232	1,009	(181)	(2)	(183)
Nonadmitted DTA	-	-	-	52	-	52	(52)	-	(52)
Subtotal Admitted DTA	596	230	826	725	232	957	(129)	(2)	(131)
DTL	72	275	347	104	232	336	(32)	43	11
Net Admitted DTA/(DTL)	$524	$(45)	$479	$621	$-	$621	$(97)	$(45)	$(142)

At December 31, 2021, the Company recorded gross deferred tax assets (“DTA”) of $831. A valuation allowance of $5 was established on deferred tax assets related to foreign tax credits, as it is management’s belief that they will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

  40        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2021 and 2020:

	12/31/2021			12/31/2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs realizable within 36 months or 15 percent of statutory surplus (the lesser of 1 and 2 below)	479	-	479	621	-	621	(142)	-	(142)
1. Adjusted gross DTAs realizable within 36 months	479	-	479	621	-	621	(142)	-	(142)
2. 15 percent of statutory surplus	NA	NA	1,077	NA	NA	912	NA	NA	165
Adjusted gross DTAs that can be offset against DTLs	117	230	347	104	232	336	13	(2)	11
Total DTA admitted as the result of application of SSAP 101	$596	$230	$826	$725	$232	$957	$(129)	$(2)	$(131)

	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	597%	489%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above.	$7,183	$6,073

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,	2021	2020	Change
Federal income tax	$(27)	$(22)	$(5)
Foreign income tax	7	8	(1)
Subtotal	(20)	(14)	(6)
Federal income tax on net capital gains	26	22	4
Federal and foreign income taxes incurred	$6	$8	$(2)

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2021 and 2020:

	2021	2020	Change
Ordinary
Discounting of unpaid losses	$111	$120	$(9)
Nonadmitted assets	12	13	(1)
Unearned premium reserve	127	156	(29)
Bad debt expense	8	8	-
Net operating loss carry forward	198	322	(124)
Foreign tax credit carry forward	82	81	1
Investments	22	46	(24)
Intangible Assets	8	11	(3)
Compensation and benefits accrual	12	14	(2)
Other temporary differences	21	21	-
Subtotal	601	792	(191)
Statutory valuation allowance adjustment	5	15	(10)
Nonadmitted	-	52	(52)
Admitted ordinary deferred tax assets	$596	$725	$(129)
Capital
Investments	$214	$231	$(17)
Unrealized capital losses	16	18	(2)
Subtotal	230	249	(19)
Statutory valuation allowance	-	17	(17)
Admitted capital deferred tax assets	230	232	(2)
Admitted deferred tax assets	$826	$957	$(131)

  41        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2021 and 2020:

	2021	2020	Change
Ordinary
Investments	$37	$69	$(32)
Tax Act adjustment to discounting of unpaid losses	21	27	(6)
Compensation and benefits accrual	7	7	-
Other temporary differences	5	2	3
Section 481(a) adjustment	2	-	2
Subtotal	72	104	(32)
Capital
Investments	$172	$153	$19
Unrealized capital gains (losses)	102	79	23
Other temporary differences	1	1	-
Subtotal	275	232	43
Deferred tax liabilities	347	336	11
Net deferred tax assets/liabilities	$479	$621	$(142)

The change in net deferred tax assets is comprised of the following:

	2021	2020	Change
Adjusted gross deferred tax assets	$826	$1,010	$(184)
Total deferred tax liabilities	(347)	(337)	(10)
Net deferred tax assets/ (liabilities)	479	673	(194)
Tax effect of unrealized gains (losses)			(25)
Total change in net deferred tax			$(169)

Change in deferred tax - current year			(162)
Change in deferred tax - current year - other surplus items			(7)
Change in deferred tax - current year - total			(169)
Change in deferred tax - prior period correction			-
Total change in deferred tax - current year			$(169)

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2021:

	Current	Deferred	Total
SSAP 3 impact:
SSAP 3 - general items	$(2)	$(2)	$(4)
SSAP 3 - statutory valuation allowance	-	2	2
Subtotal SSAP 3	(2)	-	(2)
SSAP 3 - unrealized gain/loss	-	-	-
SSAP 3 - adjusted tax assets and liabilities	(2)	-	(2)
SSAP 3 - nonadmitted impact	-	2	2
Total SSAP 3 impact	$(2)	$2	$-

  42        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2021, 2020 and 2019:

	2021		2020		2019
Description	Amount	Tax Effect	Amount	Tax Effect	Amount	Tax Effect
Net Income (Loss) Before Federal Income Taxes and Capital Gains Taxes	$949	$199	$325	$68	$628	$132
Book to Tax Adjustments:
Tax Exempt Income, net of proration	(9)	(2)	(11)	(2)	(18)	(4)
Stock Options And Other Compensation	4	1	9	2	10	2
Change in Nonadmitted Assets	2	-	10	2	18	4
Change in Other Surplus items	31	7
Intercompany Dividends	(52)	(11)
Attribute Expiration	-	10
Change in Tax Position	-	(1)	-	-	-	-
Statutory Valuation Allowance	-	(25)	-	(17)	-	19
Return to Provision	-	(4)	-	(1)	-	(2)
Change in contingency reserve	-	-	162	34	(26)	(5)
FTC carryforward expiration	-	-	-	3	-	-
Other	2	1	(20)	(3)	(14)	4
Total Book to Tax Adjustments	(22)	(24)	150	18	(30)	18
Total Income Tax	$927	$175	$475	$86	$598	$150
Federal and Foreign Income Taxes Incurred	-	(20)	-	(13)	-	(35)
Federal Income Tax on Net Capital Gains	-	26	-	22	-	42
Change in Net Deferred Income Taxes	-	169	-	77	-	143
Total Income Tax	$-	$175	$-	$86	$-	$150

Operating loss and tax credit carry-forwards
At December 31, 2021 the Company had net operating loss carry forwards expiring through the year 2038 of:	$943
At December 31, 2021 the Company had foreign tax credits expiring through the year 2031 of:	$82

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2021. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2021, there was a $1 liability related to tax return errors and omissions and a $17 liability related to uncertain tax positions.

The U.S. is the only major tax jurisdiction of the Company. The statute of limitations for all tax years prior to 2000 has expired for the consolidated federal income tax return. The Company is currently under examination for the tax years 2007 through 2013 and open to examination through 2020.

The following table lists those companies that form part of the 2021 AIG consolidated federal income tax return:

  43        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Assignment Company, LLC	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited
AH SLP 1094 San Lucas, LLC	AH SubGP 1000 Woodwind Lakes, LLC	AH SubGP 1007 Highland Meadow, LLC	AH SubGP 1020 Collingham, LLC	AH SubGP 1045 Montgomery, LLC
AH SubGP 1098 Green Pines, LLC	AH SubGP 1158 Flat Iron, LLC	AH SubGP 1248 North Vista, LLC	AH SubGP 1263 West Virginia, LLC	AH SubGP 1384 Woodglen, LLC
AH SubGP 1433 Magnolia, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1470 Palmetto, LLC	AH SubGP 1480 Eastmont Senior, LLC	AH SubGP 1535 Hunter’s Run, LLC
AH SubGP 1548 Walnut, LLC	AH SubGP 1551 Spanish Creek, LLC	AH SubGP 1597 Broadmoor, LLC	AH SubGP 1600 Rainer, LLC	AH SubGP 1631 Broadway, LLC
AH SubGP 1694 Sonoma, LLC	AH SubGP 245 Garland, LLC	AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC	AH SubGP 641 McKinney Apartments, LLC
AH SubGP 665 Salinas Bay, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC	AH SubGP 785 Mayfield, LLC
AH SubGP 787 North Knoll, LLC	AH SubGP 835 Whispering, LLC	AH SubGP 842 Huebner, LLC	AH SubGP 911 Mainland, LLC	AH SubGP 929 Collinwood, LLC
AH SubGP 936 Emmaus, LLC	AH SubGP 997 Maxey, LLC	AH SubGP Crestview Duplexes, LLC	AH SubGP GAG Gandolf, LLC	AH SubGP MDL, LLC
AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC	AIG Assurance Company
AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Claims, Inc.	AIG Commercial Equipment Finance, Inc.
AIG Commercial Real Estate Lending	AIG Credit (Europe) Corporation	AIG Credit Corp.	AIG Direct Insurance Services, Inc.	AIG Employee Services, Inc.
AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Fund Services, Inc.	AIG Global Asset Management Holdings Corp.
AIG Global Capital Markets Securities, LLC	AIG Global Operations (Ireland) Limited	AIG Global Real Estate Investment Corp.	AIG GLOBAL REAL ESTATE INVESTMENT CORP. [RUSS	AIG Home Protection Company, Inc.
AIG Insurance Management Services, Inc.	AIG International Inc.	AIG Kirkwood, Inc.	AIG Korean Real Estate Development YH	AIG Life Holdings, Inc.
AIG Life of Bermuda, Ltd.	AIG Markets, Inc.	AIG Matched Funding Corp.	AIG MEA Investments and Services, LLC	AIG Mortgage Capital, LLC
AIG North America, Inc.	AIG Partnership Holdings Corp.	AIG PC Global Services Inc.	AIG PC Global Services, Inc. United Kingdom	AIG Procurement Services, Inc.
AIG Property Casualty Company	AIG Property Casualty Europe Financing Ltd.	AIG Property Casualty International, LLC	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.
AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Shared Services Corporation - Management
AIG Shared Services Corporation (Philippines)	AIG Specialty Insurance Company	AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)
AIG Travel Assist, Inc.	AIG Travel, Inc.	AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	AIG Warranty Services of Florida, Inc.	AIG WarrantyGuard, Inc.
AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.	AIG-FP Pinestead Holdings Corp.	AIGGRE DC Ballpark Investor, LLC
AIGGRE Europe Real Estate Fund I	AIGGRE Europe Real Estate Fund I GP S.a r.l.	AIGGRE Europe Real Estate Fund II GP S.a.r.l	AIGGRE Market Street II LLC	AIGGRE U.S. LT Apartments Investor Lexington
AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC	AIGGRE U.S. Real Estate Fund III	AIGGRE U.S. Real Estate Fund IV Lexington
AIGGRE U.S. Real Estate Fund IV Sidecar	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company	Akita, Inc.

  44        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company
Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.	American General Annuity Service Corporation
American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Ins. Co. Non-Insulated	American General Life Insurance Co. - Insulat
American General Life Insurance Company	American General Life Services Company, LLC	American General Realty	American Home Assurance Company	American International Facilities Management
American International Group, Inc.	American International Realty Corporation	American International Reinsurance	Arthur J. Glatfelter Agency, Inc.	Blackboard Customer Care Insurance Services
Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	CAP Investor 1, LLC
CAP Investor 10, LLC	CAP Investor 14, LLC	CAP Investor 2, LLC	CAP Investor 4, LLC	CAP Investor 5, LLC
CAP Investor 8, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company	Connective Mortgage Advisory Company	Crop Risk Services, Inc.
Crossings SAHP Corp.	Design Professionals Association	DIL/SAHP Corp.	DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company
Eastgreen, Inc.	First Principles Capital Management, LLC	Forest SAHP Corp.	Fortitude Life & Annuity Solutions, Inc.	GIG of Missouri, Inc.
GIG Reinsurance Company, Ltd.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Global Loss Prevention, Inc.
Global Loss Prevention, Inc. [Canada]	Grand Savannah SAHP Corp.	Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.
Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation	LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.
Lilac Heights LLC	Livetravel, Inc.	LSTREET I, LLC	LSTREET II, LLC	MG Reinsurance Limited
MIP Mezzanine, LLC	MIP PE Holdings, LLC	Morefar Marketing, Inc.	Mt. Mansfield Company, Inc.	National Union Fire Insurance
National Union Fire Insurance Company	New Hampshire Insurance Company	PCG 2019 Corporate Member Limited	Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.
Prairie SAHP Corp.	Rialto Melbourne Investor LLC	Risk Specialists Companies	SA Affordable Housing, LLC	SA SubGP 1000 Woodwind Lakes, LLC
SAAHP GP Corp.	SAFG Capital LLC	SAFG Markets, LLC	SAFG Retirement Services, Inc.	SAFG Technologies, LLC
SAHP GA III - SC LLC	Sandstone (2016) Ltd.	SCSP Corp.	Service Net Solutions of Florida, LLC	Service Net Warranty, LLC
SLP Housing GPDNAC, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.	Stratford Insurance Company
SubGen NT, Inc.	SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC	SunAmerica Fund Assets 104, LLC	SunAmerica Fund Assets 110, LLC
SunAmerica Fund Assets 112, LLC	SunAmerica Fund Assets 119, LLC	SunAmerica Fund Assets 150, LLC	SunAmerica Fund Assets 163, LLC	SunAmerica Fund Assets 83, LLC
SunAmerica Fund Assets, LLC	SunAmerica Life Reinsurance Company	SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.
The Insurance Company of the	The United State Life Insurance Company	The United States Life Insurance	The United States Life Insurance Company	The Variable Annuity Life - Insulated
The Variable Annuity Life - Non-Insulated	The Variable Annuity Life Insurance Company	Travel Guard Americas LLC Sucursal Mexico	Travel Guard Americas, LLC	Travel Guard Americas, LLC [Argentina]
Travel Guard Group, Inc.	Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company
Validus America, Inc.	Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.
Validus Specialty, LLC	Volunteer Firemen’s Insurance Services, Inc.	Western World Insurance Company

  45        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

9.	Capital and Surplus and Dividend Restrictions

A.	Dividend Restrictions

Under New York law, the Company may pay dividends only from Unassigned surplus determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus as defined in NY Insurance Law section 4105, adjusted for special surplus items, as of the last statement on file with the Superintendent, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended as of the last statement on file with the Superintendent) as to the amount of ordinary dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2022, as of December 31, 2021 is $0.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company did not pay any dividends in 2021 and 2020.

B.	Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2021 and 2020 represented or reduced by each item below is as follows:

Years Ended December 31,	2021	As Adjusted* 2020	2020
Unrealized gains and losses (net of taxes)	$334	$282	$312
Nonadmitted asset values	(58)	(110)	(112)
Provision for reinsurance	(24)	(25)	(25)
* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2021 and 2020.

10.	Contingencies

A.	Legal Proceedings

In the normal course of business, AIG and its subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In AIG’s insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which its subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the establishment of loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, its subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, the Company establishes reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that has been recorded in its financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on the Company’s financial position or results of operation.

  46        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and its subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. The Company has cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

B.	Leases

Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C.	Other Commitments

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2021, the Company may be called upon for additional capital investments of up to $796.

At December 31, 2021 the Company had $194 of outstanding commitments related to various funding obligations associated with investments in commercial and residential mortgage loans.

D.	Guarantees

The Company had issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company’s place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2021:

  47        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Guaranteed Company			Date Issued	Date Terminated	Policyholder Obligations @ 12/31/2021	Invested Assets @ 12/31/2021	Estimated Loss @ 12/31/2021	Policyholders’ Surplus 12/31/2021
21st Century Advantage Insurance Company (f/k/a AIG Advantage Insurance Company)			12/15/1997	8/31/2009	$-	$22	$-	$22
21st Century North America Insurance Company (f/k/a American International Insurance Company)			11/5/1997	8/31/2009	14	607	-	614
21st Century Pinnacle Insurance Company (f/k/a American International Insurance Company of New Jersey)			12/15/1997	8/31/2009	-	19	-	20
AIG Edison Life Insurance Company (f/k/a GE Edison Life Insurance Company)			8/29/2003	3/31/2011	6,784	84,946	-	2,135
American General Life and Accident Insurance Company	*		3/3/2003	9/30/2010	1,488	212,515	-	8,532
American General Life Insurance Company	*		3/3/2003	12/29/2006	6,892	212,515	-	8,532
American International Assurance Company (Australia) Limited	*	*	11/1/2002	10/31/2010	443	1,799	-	574
Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)	*		9/15/1998	12/31/2012	5,817	7,998	-	2,242
AIG Seguros Mexico, S.A. de C.V. (f/k/a AIG Mexico Seguros Interamericana, S.A. de C.V.)	*		12/15/1997	3/31/2015	83	160	-	84
Chartis UK (f/k/a Landmark Insurance Company, Limited (UK))	*		3/2/1998	11/30/2007	134	6,211	-	2,519
Farmers Insurance Hawaii (f/k/a AIG Hawaii Insurance Company, Inc.)			11/5/1997	8/31/2009	-	22	-	26
Lloyd’s Syndicate (1414) Ascot (Ascot Underwriting Holdings Ltd.)			1/20/2005	10/31/2007	5	1,064	-	75
SunAmerica Annuity and Life Assurance Company (Anchor National Life Insurance Company)	*		1/4/1999	12/29/2006	691	212,515	-	8,532
SunAmerica Life Insurance Company	*		1/4/1999	12/29/2006	1,824	212,515	-	8,532
The United States Life Insurance Company in the City of New York	*		3/3/2003	4/30/2010	3,049	31,533	-	2,020
The Variable Annuity Life Insurance Company	*		3/3/2003	12/29/2006	4,210	94,434	-	3,258
Total					$31,434	$1,078,875	$-	$47,717

* Current affiliates

**AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company’s best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

  48        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

E.	Joint and Several Liabilities

AIUI and the Company are jointly and severally obligated to the policyholders of their Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates have agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliates carried $11 and $14 of loss reserves in respect of such policies as of December 31, 2021 and 2020, respectively. As of December 31, 2021, if the Japan affiliates were to fail to satisfy their obligations, the Company’s share of the aggregate exposure under the pooling agreement is $7.

Each Pool member is also jointly and severally obligated to the other Pool members, in proportion to their pool share, in the event any other Pool member fails.

11.	Other Significant Matters

A.	Other Assets

As of December 31, 2021 and 2020, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets	2021	2020
Deposit accounting assets	9	11
Equities in underwriting pools and associations	11	36
Guaranty funds receivable on deposit	1	2
Loss funds on deposit	69	68
Other assets	38	81
Total other admitted assets	$128	$198

B.	Other Liabilities

As of December 31, 2021 and 2020, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities	2021	2020
Assumed Mortgage Guaranty Contingency Reserve	$179	$184
Ceded Mortgage Guaranty Contingency Reserve	(179)	(184)
Escrow Deposit Liability	132	138
Other accrued liabilities	114	114
Retroactive reinsurance reserves - assumed	74	99
Retroactive reinsurance reserves - ceded	(23)	(26)
Deferred commission earnings	57	57
Escrow funds (NICO)	28	22
Accrued retrospective premiums	12	13
Servicing carrier liability	10	11
Remittances and items not allocated	6	4
Paid loss clearing contra liability (loss reserve offset for paid claims)	(10)	(22)
Total other liabilities	$400	$410

C.	Other (Expense) Income

For the years ended December 31, 2021, 2020 and 2019, other (expense) income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense) income	2021	2020	2019
Fee income on deposit programs	$3	$-	$2
Interest expense on reinsurance program	(79)	(79)	(111)
Other (expense) income	2	(34)	13
Total other (expense) income	$(74)	$(113)	$(96)

  49        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Non-Cash items

For the years ended December 31, 2021, 2020 and 2019, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions	2021	2020	2019
Capital contribution from parent:
Return of Capital	$-	$-	$(486)
AESA Commutation:
Premiums collected	-	(81)	-
Benefit and loss related payments	215	20	-
Commissions	-	60	-
Funds Held:
Premiums collected	(18)	(22)	(36)
Benefit and loss related payments	44	87	195
Interest	(80)	(74)	(107)
Commission and other expense paid	15	19	52
Funds held	(39)	10	104
Securities received/transferred:
Securities received	521	809	875
Securities transferred	(666)	(1,230)	(1,267)
2021 Repooling Transaction:
Premiums collected	121	-	-
Miscellaneous income	(28)	-	-
Benefit and loss related payments	717	-	-
Commission and other expense paid	46	-	-
Net deposits	(1)	-	-
Other receipts	163	-	-
Securities transferred	(1,018)	-	-

E.	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of New York. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $9 and $7 of stock in the FHLB at December 31, 2021 and 2020, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2021, the Company had an actual borrowing capacity of $774 based on qualified pledged collateral. At December 31, 2021, the Company had borrowings of $0 from the FHLB.

F.	Insurance-Linked Securities

As of December 31, 2021 and 2020, the Company was not a ceding insurer in catastrophe bond reinsurance transactions in force.

12.	Subsequent Events

Subsequent events have been considered through April 25, 2022 for these Financial Statements issued on April 25, 2022.

Type I – Recognized Subsequent Events:

None.

Type II – Nonrecognized Subsequent Events:

Russia/Ukraine Conflict

The Russia/Ukraine conflict began in February 2022. The conflict has and may continue to have a significant impact on the global macroeconomic and geopolitical environments, including increased volatility in capital and commodity markets, rapid changes to regulatory conditions around the globe including the use of sanctions, operational challenges for multinational corporations, inflationary pressures and an increased risk of cybersecurity incidents.

The conflict is evolving and has the potential to adversely affect the Company’s business and results of operations from an investment, underwriting and operational perspective. While the Company believes it has taken appropriate action to minimize related risk, it continues to monitor potential exposure and operational impacts, as well as any actual and potential claims activity. The ultimate impact will depend on future developments that are uncertain and cannot be predicted, including scope, severity and duration, the governmental, legislative and regulatory actions taken (including the application of sanctions), and court decisions, if any, rendered in response to those actions.

  50        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.